Exhibit 10

This document is a free translation only. Due to the complexities of language translation, translations are not always precise. The original document was prepared in Portuguese, and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. The Portuguese version is the only valid and complete version and shall prevail for any and all purposes. There is no assurance as to the accuracy, reliability or completeness of the translation. Any person reading this translation and relying on it should do so at his or her own risk.

Exhibit 5.3.2 to the Amendment to the Original PRJ of Oi Group

Assets, Liabilities and Rights of UPI Towers

The assets to be transferred to UPI Towers are passive infrastructures (i) of 637 mobile telephony Towers and Roof Tops; and (ii) of cables and antennas that were implemented by the Oi Group for propagation of the mobile telephony signal in indoor environments of buildings with large circulation of people, located at 222 addresses (“Indoor Sites”), of which 1 is a stadium (Type 1 site), 1 is a hospital (Type 2 site) and 220 are shopping malls and others (Type 3 site). The assets mentioned herein are listed in Section A of this Exhibit 5.3.2. On June 30, 2020, the bookkeeping value of these assets was BRL 34.954 million.

The SPE Towers shall have as revenue the rent amounts to be paid by telecommunications carriers due to the occupation of the space of such Towers and Roof Tops, as set forth in the agreements listed in Section B of this Exhibit 5.3.2.

SPE Towers shall also have the rent revenue from the lease of spaces to be occupied by SPE Movable in the aforementioned Towers and Roof Tops, and the lease of infrastructure for cables and antennas to propagate the mobile telephony signals, as set forth in the Sharing Agreement to be entered within the scope of the structuring of UPI Towers between SPE Towers and SPE Movable, and which draft is listed in Section C of this Exhibit 5.3.2.

In addition to the aforementioned revenues related to the lease of space in the Towers and Roof Tops, SPE Towers shall have as revenues the rent amounts to be paid by SPE Movable (as mentioned above) and by other telecommunications carriers due to the use of the cable and antennas infrastructure to propagate mobile telephony signals, as set forth in the agreements listed in Section D of this Exhibit 5.3.2.

Considering the revenues generated due to the execution of the agreements mentioned above and listed in Sections B and D of this Exhibit 5.3.2, SPE Towers shall have a total annual revenue of BRL 92,473 million, which is duly detailed in Section E of this Exhibit 5.3.2.

SPE Towers shall have as cost the payment of rent amounts (i) for lands where the aforementioned Towers and Roof Tops are located, the amounts of which shall be transferred and collected directly from the telecommunications carriers that occupy each Tower or Roof Top; and (ii) for the spaces in the buildings where the passive infrastructure of cables and antennas mentioned above is installed, the amounts of which shall be transferred and collected directly from the lessee telecommunications carriers.

Additionally, under the terms of the agreements described in Sections B and D of this Exhibit 5.3.2 and the Sharing Agreement with Oi, SPE Towers shall be responsible for the entire execution and payment of the expenses arising from repairs for the conservation and maintenance of the facilities and installations of the Infrastructure Items and the Indoor Sites, and for the request and future obtainment of licenses, permits, certifications and other requirements necessary to the execution and legalization of the installations, equipment, works or services that it is responsible for in the Infrastructure Items and/or in the Indoor Sites, among others.

For the purposes of this Exhibit 5.3.2, the terms mentioned below shall have the following definitions:

“Towers” means every structural set capable of bearing the installation of transmission and radiofrequency antennas safely and within the acceptable limits for angular deformation - bending plus torsion, including the tower structure, the foundation of the tower structure, the tower work platform, all antenna supports and tower equipment, tower rest platforms, stairways to the tower (including the fall prevention safety cable, body guard, bracings, vertical and horizontal stretchings, the general grounding system of the tower (including lightning rods, wires and ground connectors for the tower and the land grounding mesh), site grounding system (including the global grounding system for the site regarding fences, walls, doors, recipients, gates and energy inputs), power panel where the meters are located, concrete foundations and/or metal shelters for power input, power infrastructure based on the concession company’s distribution network, the power input pattern, including ducts, posts and power piping and fiber optic, junction boxes and the materials related to the site perimeter (such as walls, fences, gates, etc.), metal skids for the Base Radio Station, concrete basis for the Base Radio Station, metallic “eco box” (structure in metal profiles and floor in checkered plate and variable sizes) for the Base Radio Station, site lighting system, industrial outlet for a generator (steck), excluding any equipment. In addition, for the characterization of the Towers, it is considered that they have a Base Radio Station fully operational and owned by Oi Móvel, its Affiliates and/or a Third Party.

“Roof Tops” means, in infrastructure, the set of structures and spaces allocated to bear the radiofrequency and transmission antennas, with safety and within the acceptable limits for angular deformation (bending plus torsion) and their respective accessories: support and fixation basis of the vertical structures, lighting (including light barrier, photocell controls and wiring), stomp box (including fall prevention safety cable), bed of vertical or horizontal cables, grounding system (lightening rod, wires and ground connections and the specific grounding mesh for the structure), beaconage, access stairways and platforms, fixation/support structure of the equipment, power panels, power piping and electric cables. Roof Tops are usually assembled on: (i) slabs of building roofs; (ii) roofs; (iii) water tanks; (iv) façades that can be exploited and have their use assigned by the contractor for installation of equipment (antennas).

“Infrastructure Items” means the Towers and Roof Tops jointly.

Section A of Exhibit 5.3.2

List of Infrastructure Items (UPI Towers Assets)

Towers and Roof Tops

Primary identification key of the site	Latitude	Longitude	State	Municipality	Address	Type of Infrastructure Item (Tower/Roof Top)	Type of vertical structure	Height (m)	Installed wind exposure area (m2)
530684	-22,93127778	-43,37391667	RJ	Rio De Janeiro	Estrada do Guerenguê, 96	Tower (Greenfield)	Pole	30	12.64
531174	-23,46780556	-46,70027778	SP	Sao Paulo	ESTRADA DO SABÃO, N 456 - FREGUESIA DO Ó	Tower (Greenfield)	Self-supporting	40	3.54
531686	-23,87822000	-46,41487000	SP	Cubatao	RUA JOSE GONÇALVES TORRES S.N - CUBATÃO/SP	Tower (Greenfield)	Self-supporting	50	2.19
531712	-22,93633900	-43,18478200	RJ	Rio De Janeiro	Rua Álvaro Chaves, 41 - Laranjeiras	Rooftop	Mast	5	2.603
532119	-23,50250000	-46,66111111	SP	Sao Paulo	RUA PROFª VILMA VIEIRA, 21 - CASA VERDE	Tower (Greenfield)	Self-supporting	40	2.7
532142	-23,60200000	-46,66100000	SP	Sao Paulo	Av. Moema, 81 - Planalto Paulista, São Paulo - SP	Rooftop	Mast	(2.2+2.2+2.2)	2.451
532672	-23,57110000	-46,47742000	SP	Sao Paulo	RUA MANOEL DA MATA SÁ 170	Tower (Greenfield)	Self-supporting	60	2.702
532686	-23,48425000	-46,70388889	SP	Sao Paulo	RUA ISANGA, N 521 – FREGUESIA DO Ó	Tower (Greenfield)	Self-supporting	40	3.67
532739	-23,67365556	-46,66201667	SP	Sao Paulo	Rua Pedro Rodrigues Beja, 111 - Vila Marari	Tower (Greenfield)	Self-supporting	60.5	2.74
532850	-23,56755556	-46,54750000	SP	Sao Paulo	RUA ANTONIO REIS N 11B - CHÁCARA BELENZINHO	Tower (Greenfield)	Self-supporting	40	4.914
532893	-23,48416667	-46,71277778	SP	Sao Paulo	Rua Dr João Toniolo 535 - Jardim São José	Tower (Greenfield)	Self-supporting	40	3.647
533034	-23,68030000	-46,64960000	SP	Sao Paulo	RUA FERRUCIO SANDOLI 232 - SÃO PAULO	Tower (Greenfield)	Self-supporting	40	3.64
533379	-23,62372800	-46,69873900	SP	Sao Paulo	Av. Roque Petroni Júnior, 1089 - Chácara Santo Antônio (Zona Sul), São Paulo - SP	Rooftop	Mast	10	2.068
533392	-23,48441667	-46,47972222	SP	Sao Paulo	RUA FIORAVANTE LOPES GARCIA 850	Tower (Greenfield)	Self-supporting	40	20.01
533543	-23,49410000	-46,58740000	SP	Sao Paulo	Rua Oscar de Medeiros, 164, Vila Medeiros	Tower (Greenfield)	Self-supporting	40	3.02
533567	-23,75540000	-46,70100000	SP	Sao Paulo	Rua DR. Antônio Simões de Carvalho,105 - Jd. São Bernardo -São Paulo - SP	Tower (Greenfield)	Self-supporting	40	9.58
576635	-6,47112559	-35,94374849	RN	Japi	Rua Bela Vista, s/n - Japi	Tower (Greenfield)	Self-supporting	30	9.01
579525	-3,73181500	-38,49388000	CE	Fortaleza	Rua Vicente Leite, 630 - Meireles.	Rooftop	Mast	(3+3+1.5)	10.1586

579606	-3,73948300	-38,48196000	CE	Fortaleza	Edifício San Lucas - Rua Prof. Silo Ribeiro, 420 Papicu	Rooftop	Mast	2.2	2.20608
579717	-3,73214930	-38,51815840	CE	Fortaleza	RUA PINTO MADEIRA,757	Rooftop	Mast	4	Not informed
579784	-3,74214600	-38,51196700	CE	Fortaleza	AVENIDA ANTONIO SALES, 1317,	Rooftop	Mast	4	Not informed
581502	-4,31039000	-39,00230000	CE	Mulungu	Rodovia CE-065 (trecho Mulungú- Aratuba), s/n - Morro da CETEL	Tower (Greenfield)	Self-supporting	40	14.71
646902	-19,33668000	-43,61795000	MG	Santana Do Riacho	Rua do Engenho, s/n°	Tower (Greenfield)	Self-supporting	36	16.67
647729	-19,88454000	-47,82707000	MG	Uberaba	Rod. BR-050, Km 195	Tower (Greenfield)	Self-supporting	70	6.73
647841	-18,11226000	-44,25524000	MG	Augusto De Lima	R. Geraldo Lopes Alvim, 314	Tower (Greenfield)	Self-supporting	40	3.76
648707	-25,12752780	-50,15405560	PR	Ponta Grossa	RUA THAUMATURGO DE AZEVEDO - 82.	Rooftop	Mast	6	2.47
648791	-26,47732600	-52,00303000	PR	Palmas	RUA SEBASTIÃO CORREA MOURA, S/N	Tower (Greenfield)	Self-supporting	40	11.98
649623	-25,42191670	-49,25950000	PR	Curitiba	RUA UBALDINO DO AMARAL, 37, ESTÁDIO COUTO PEREIRA	Rooftop	Mast	(4.2+4.2+4.2)	( 0.73+ 0.73+ 0.73)
652212	-25,39805560	-49,24441670	PR	Curitiba	AVENIDA PARANÁ 1758	Rooftop	Mast	(3+3+3)	(0.68+ 0.68+ 0.68)
652264	-12,88552500	-38,68091700	BA	Itaparica	AV JUTAHY MAGALHAES, 600	Tower (Greenfield)	Self-supporting	35	4.88
654565	-12,97091600	-38,48948900	BA	Salvador	RUA BERNARDO SPECTOR, 94	Tower (Greenfield)	Self-supporting	30	2.9
655624	-21,23776000	-43,79795000	MG	Barbacena	Morro monte Mário - s/n°	Tower (Greenfield)	Self-supporting	61.5	142.57
656072	-25,42630560	-49,27563890	PR	Curitiba	RUA TREZE DE MAIO, 981	Rooftop	Mast	6	2.19
657145	-23,39575000	-51,91925000	PR	Maringa	AV. DONA SOPHIA RASGULAEFF,466	Rooftop	Mast	6	(1.07_ 1.07+ 1.07)
658575	-14,76341700	-39,06363900	BA	Ilheus	AVENIDA PROCLAMACAO, S/N	Tower (Greenfield)	Self-supporting	40	8.52
658664	-25,43786110	-49,28202780	PR	Curitiba	RUA COMENDADOR ARAUJO, 730, HOTEL IBIS	Rooftop	Mast	(4+4)	2.55
658896	-24,21138890	-50,92527780	PR	Ortigueira	RUA SÃO PAULO, 99	Tower (Greenfield)	Self-supporting	46	13.87
659280	-24,03700000	-52,36900000	PR	Campo Mourao	Rua Laurindo Borges, 1398 - Centro, Campo Mourão - PR	Rooftop	Mast	(4+4)	(0.810 + 0.426)
660130	-12,98838890	-38,48105560	BA	Salvador	AVENIDA DOM JOAO VI, 466	Tower (Greenfield)	Self-supporting	23	8.61
660433	-25,53894000	-54,57558000	PR	Foz Do Iguacu	Rua Rui Barbosa, 786	Rooftop	Mast	(4+4)	(0.73+ 1.47)
660434	-25,53797000	-54,58844000	PR	Foz Do Iguacu	Rua Rui Barbosa, 475	Rooftop	Mast	(5+5)	(0.77 + 1.52 )
660515	-25,38388890	-49,23202780	PR	Curitiba	AVENIDA PARANA 3825	Rooftop	Mast	(6+4+4+4+4)	(1.96+0.74+0.74+0.74+0.74)
661251	-12,14975000	-44,99713889	BA	Barreiras	RUA ABILIO FARIAS, 455	Tower (Greenfield)	Self-supporting	30	3.48
662356	-23,30991000	-51,16530000	PR	Londrina	Av. Higienópolis, 70 - Jardim Higienopolis	Rooftop	Mast	(6+6+6)	2.43 (0.810 + 0.810 + 0.810)

662571	-29,57009000	-53,43772000	RS	Faxinal Do Soturno	RUA JULIO DE CASTILHOS, S/N	Tower (Greenfield)	Self-supporting	36	18.93
662983	-25,43441940	-49,26106110	PR	Curitiba	Rua Mariano Torres, 916	Rooftop	Mast	(4+4)	(0.8 + 1.47)
878570	-12,98062800	-38,51105900	BA	Salvador	RUA DA MOURARIA, 6	Rooftop	Mast	3.5	3.21
879478	-12,99955600	-38,51011100	BA	Salvador	RUA PROFESSOR ARISTIDES NOVIS, 12, FEDERAÇÃO	Rooftop	Mast	(7+7+7)	3.34
4624370	-26,17669440	-53,36136110	PR	Salgado Filho	Rua Ruy Barbosa, s/n°	Tower (Greenfield)	Self-supporting	50	3.19
7140610	-9,62277500	-37,76774700	AL	Piranhas	AVENIDA SERGIPE, S/N	Tower (Greenfield)	Self-supporting	60	2.4
7140676	-8,11908100	-34,89696900	PE	Recife	Boa Viagem Rua Padre Carapuceiro 240.Edf Waleska	Rooftop	Mast	(5+5+5)	Not informed
7140711	-8,03494444	-43,89202500	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	Mast	(4+4)	Not informed
7140780	-8,06522500	-34,87344400	PE	Recife	RUA CAIS DA ALFÂNDEGA, S/N - SHOPPING ALFÂNDEGA	Rooftop	Mast	3	Not informed
7141039	-20,53422000	-47,40859000	SP	Franca	Rua Voluntário Mario Mazine, 2043 - Higienópolis	Rooftop	Mast	(3.02+3.02+3.02)	(0.98 + 0.48 + 0.48)
7141041	-20,52900000	-47,39200000	SP	Franca	Av. Presidente Vargas 666 – Cidade Nova, Franca - SP	Rooftop	Mast	(5+5+5)	2.024 (1.504+0.260+0.2 60)
7141226	-23,63600000	-46,61400000	SP	Sao Paulo	Rua Girolamo Dai Libri, 433 – Vila Moraes	Rooftop	Mast	10	2.569
7141263	-23,53400000	-46,48400000	SP	Sao Paulo	Rua da Padroeira, 83 - Jardim Nordeste, São Paulo - SP	Rooftop	Mast	6	3.975
7141286	-23,54985500	-46,76041700	SP	Osasco	Rua Rosa D'ângelo Pisapia, 156 - Vila Yara	Rooftop	Mast	6	2.849
7141345	-23,70103300	-46,55515100	SP	Sao Bernardo Do Campo	Rua Ruy Barbosa, 260	Rooftop	Mast	(5+5+5)	(1.04 + 1.58 + 0.83)
7141350	-23,54937000	-46,58456000	SP	Sao Paulo	RUA JOAO BATISTA DE LACERDA, 261	Rooftop	Mast	(4+4+1)	Not informed
7141375	-23,71126000	-46,54868000	SP	Sao Bernardo Do Campo	Rua Municipal, 193	Rooftop	Mast	(4+4+4)	(1.04 + 1.47 + 0.83)
7141378	-23,53100000	-46,66600000	SP	Sao Paulo	Av. Francisco Matarazzo, 229 - Água Branca, São Paulo - SP	Rooftop	Mast	(5+5+5)	2.17
7141379	-23,51700000	-46,67700000	SP	Sao Paulo	Rua Josef Kryss, 319 - Parque Industrial Tomas Edson	Rooftop	Mast	(6+6+6+3)	7.873 (0.655+0.909+4.5 24+1.786)
7141462	-23,72692700	-46,54471100	SP	Sao Bernardo Do Campo	Rua Nelza Ascêncio, 128 - Ferrazópolis - São Bernado do Campo	Rooftop	Mast	(4+10)	(0.565 + 4.239)
7141466	-23,61970500	-46,57440500	SP	Sao Caetano Do Sul	Rua Archinto Ferrari, 118 – Santo Antônio - São Caetano do Sul	Rooftop	Mast	(4+4+3)	0.862
7141473	-23,56609000	-46,65031000	SP	Sao Paulo	AVENIDA PAULISTA, 810	Rooftop	Mast	(4+4+4)	Not informed
7141532	-23,63666000	-46,66083000	SP	Sao Paulo	Rua Ribeiroles, 274 - Vila Paulista	Rooftop	Mast	(4+4+4)	3.683
7141620	-22,43979100	-46,96702500	SP	Mogi Mirim	Rua Coronel Venâncio Ferreira Alves Adorno, 89 - Saúde	Rooftop	Mast	(6+6+6+2)	7.158

7141726	-21,18731000	-47,80719000	SP	Ribeirao Preto	Rua Bernardino de Campos, 1236	Rooftop	Mast	(3+5+5)	(0.47 + 3.06 + 1.91)
7141794	-22,75586000	-47,41877000	SP	Santa Barbara Doeste	RUA TREZE DE MAIO, 749 - CENTRO	Rooftop	Mast	(4+4+4)	4.853 (0.939+0.826+1.392)
7141806	-23,19207000	-45,89044000	SP	Sao Jose Dos Campos	Rua Euclídes Miragaia, 26 - Centro	Rooftop	Mast	1.5	1.49
7141834	-24,01300000	-46,41500000	SP	Praia Grande	AV. PRESIDENTE COSTA E SILVA, 13 - PRAIA GRANDE - SP	Rooftop	Mast	(6+6+6)	(2.375 + 1.024 + 1.731)
7141838	-23,17922800	-46,88916100	SP	Sao Jose Dos Campos	Avenida São José, 626 - Jardim Bela Vista	Rooftop	Mast	(4+4+4+4)	6.965
7141843	-23,95900000	-46,34600000	SP	Santos	Rua Saturnino de Brito, 256 - Marapé - Santos	Rooftop	Mast	(3+3+6)	3.579
7141905	-23,94900000	-46,33000000	SP	Santos	Av. Ana Costa, 121 - Vila Matias	Rooftop	Mast	(3+3+3+3)	3.272
7141911	-23,97600000	-46,31100000	SP	Santos	Rua Vergueiro Steidel, 304 - Aparecida	Rooftop	Mast	(3+3+3)	3.249
7141970	-22,84806000	-47,18647000	SP	Sumare	Rua João Antônio Soares, 18 - Jd. Bom Retiro - Sumaré	Rooftop	Mast	8	3.78
7142017	-12,99488890	-38,47088890	BA	Salvador	RUA RUBENS GUELLI, 134	Rooftop	Mast	10	(1.31+0.80+0.80)
7142098	-12,93932000	-38,34137000	BA	Salvador	Alameda Praia de Guarapari, 349-A, Stella Maris	Tower (Greenfield)	Self-supporting	30	6.35
7142202	-14,32689000	-39,46868000	BA	Gongogi	Rua da Igreja, S/N - Centro	Tower (Greenfield)	Self-supporting	40	2.78
7142381	-11,48611110	-37,93138890	BA	Rio Real	RUA CORONEL BENVENUTO, S/N	Tower (Greenfield)	Self-supporting	70	14.16
7142397	-23,58027800	-46,67972200	SP	Sao Paulo	Avenida Nove de Julho, 5624 - Jardim Paulista - São Paulo	Rooftop	Mast	10	2.694
7142403	-23,54583000	-46,56694000	SP	Sao Paulo	Rua Cantagalo, 738 - Vila Gomes Cardim - SP	Rooftop	Mast	(3+3+3)	2.909
7142448	-23,53269100	-46,67489000	SP	Sao Paulo	Rua Dr. Homem de Melo, 1186 - Perdizes	Rooftop	Mast	(3+3+3+4+4)	3.961
7142449	-23,53722000	-46,66833000	SP	Sao Paulo	Rua Dr. Homem de Melo, 352 - Perdizes - São Paulo	Rooftop	Mast	(4+4+4)	2.493
7142464	-23,63890000	-46,64620000	SP	Sao Paulo	Rua das Oiticicas, 149 - Pq. Jabaquara - São Paulo - SP	Rooftop	Mast	(8+8)	2.409
7142465	-23,65294800	-46,65291300	SP	Sao Paulo	Rua Mianos, 104 - Vila Santa Catarina - SP	Rooftop	Mast	(3+3+3)	2.549

7142466	-23,63600000	-46,63800000	SP	Sao Paulo	Av. Leonardo da Vinci, 372 – Vila Guarani	Rooftop	Mast	(4+4+4)	4.847
7142473	-23,53666700	-46,64557900	SP	Sao Paulo	Alameda Barão de Limeira, 478 - Campos Elíseos, São Paulo - SP	Rooftop	Mast	(6+6+6+3)	4.483
7142476	-23,54105000	-46,63639800	SP	Sao Paulo	Avenida Cásper Libero, 58 - Centro Hitórico de São Paulo	Rooftop	Mast	(4+4+4)	2.054
7142477	-23,55264000	-46,64505600	SP	Sao Paulo	Rua Conselheiro Ramalho, 104 - Bela Vista	Rooftop	Mast	(4+4+4+4)	2.637
7142514	-23,50200000	-46,45000000	SP	Sao Paulo	Rua Édipo Felíciano, 100 - Vila Jacuí, São Paulo - SP	Rooftop	Mast	(3+3+3+3)	27.396

7142554	-23,55867000	-46,63043000	SP	Sao Paulo	Rua do Glicério, 731 - Liberdade - São Paulo	Rooftop	Mast	(4+4+4)	2.52
7142555	-23,56344000	-46,63921500	SP	Sao Paulo	Rua Vergueiro, 168 - Liberdade - São Paulo	Rooftop	Mast	(4+4+4)	2.006
7142556	-23,57694000	-46,64028000	SP	Sao Paulo	Rua Vergueiro, 1661 - Vila Mariana	Rooftop	Mast	(3+3+3)	3.08 (1.29 + 0.65 +1.14)
7142570	-23,58472000	-46,61861000	SP	Sao Paulo	Rua Miriam, 310 - Jardim da Gloria	Rooftop	Mast	(4+4+4)	2.786 (0.778+1.230+0.778)
7142574	-23,57880000	-46,64330000	SP	Sao Paulo	Rua Eça de Queiroz, 258 - Vila Mariana - SP	Rooftop	Mast	(3+3+3)	2.896
7142585	-23,53000000	-46,70444000	SP	Sao Paulo	Rua Tonelero, 239 - Vila Ipojuca - São Paulo - SP	Rooftop	Mast	(3+3+3+6+6+6)	2.55
7142587	-23,53000000	-46,69600000	SP	Sao Paulo	Rua Marcelina, 394 - Vila Romana - SP	Rooftop	Mast	(6+6+6)	2.213
7142593	-23,53400000	-46,65500000	SP	Sao Paulo	Rua Albuquerque Lins, 374 - Santa Cecilia, São Paulo - SP	Rooftop	Mast	(4+4+4+4)	4.503 (0.529+1.131+1.7 12+1.131)
7142598	-23,50528000	-46,73694000	SP	Sao Paulo	Av. General Charles de Gaulle, 208 - Pq. São Domingos	Rooftop	Mast	4	3.099 (1.94+0.936+1.069)
7142601	-23,59800000	-46,63400000	SP	Sao Paulo	R. Joel Jorge de Melo, 62 - Vila Mariana	Rooftop	Mast	(4+4+4)	3.589
7142631	-23,54796000	-46,63105500	SP	Sao Paulo	Rua 25 de março, 197 - Centro Historico de São Paulo	Rooftop	Mast	(6+6+3)	3.099
7142632	-23,55179000	-46,63543000	SP	Sao Paulo	Praça Doutor João Mendes, 62 - Liberdade	Rooftop	Mast	(6+6+6)	1.66 (0.48+0.59+0.59)
7142645	-23,57546500	-46,65639700	SP	Sao Paulo	RUA SALTO, 70 - MOEMA	Rooftop	Mast	(3+4+4+4)	2.89
7142647	-23,61100000	-46,66800000	SP	Sao Paulo	Av. dos Imarés, 88 - Indianópolis, São Paulo - SP	Rooftop	Mast	(10+10+6)	9.714
7142649	-23,60555000	-46,66805000	SP	Sao Paulo	Alameda Jauaperi, 1083 - Moema - SP	Rooftop	Mast	(3+3+3)	2.629
7142650	-23,59734000	-46,66923000	SP	Sao Paulo	Rua Professor Martins Santana, 100 - Vl. Nova Conceição	Rooftop	Mast	(6+9)	2.125 (0.829 + 1.30)
7142669	-23,59690100	-46,67867400	SP	Sao Paulo	Rua Fiandeiras, 479 - Itaim Bibi	Rooftop	Mast	(6+6+6)	3.744
7142705	-23,61167400	-46,70492600	SP	Sao Paulo	Avenida Barão de Monte Mor, 75 - Vila Morumbi	Rooftop	Mast	(4+4+4+3)	3.081
7142710	-23,49560000	-46,62550000	SP	Sao Paulo	Rua Voluntários da Pátria, 2798 - Santana, São Paulo - SP	Rooftop	Mast	(3+3+3+6)	2.81
7142763	-23,63194000	-46,71083000	SP	Sao Paulo	Rua Professor Manoelito de Ornellas, 104 - Chácara Santo Antônio - SP	Rooftop	Mast	(4+4+4)	2.662
7142781	-23,61500000	-46,63300000	SP	Sao Paulo	Rua Estero Belaco 160 - Vila da Saúde, São Paulo - SP	Rooftop	Mast	(4+4+4)	3.061
7142812	-23,61292200	-46,63840400	SP	Sao Paulo	Av. Jabaquara, 970 - Saúde - São Paulo	Rooftop	Mast	3	(2.72 + 1.66)

7144288	-16,02138889	-48,01944444	DF	Brasilia	QUDRA 210, CONJ. 1, CASA 17 - SANTA MARIA	Rooftop	Mast	5	1.451
7144310	-23,47194000	-46,66667000	SP	Sao Paulo	Av. Parada Pinto, 207 - Vl. Nova Cachoeirinha - São Paulo	Rooftop	Mast	(4+4+4)	(2.12+0.69+0.67)
7144426	-23,54700000	-46,65800000	SP	Sao Paulo	Av. Angélica, 1683 - Santa Cecilia, São Paulo - SP	Rooftop	Mast	(6.75+5.4)	(1.423 + 0.655)
7144502	-23,60914000	-46,65231000	SP	Sao Paulo	Avenida Indianópolis, 1192 - (Clube Sírio Libanês) - Planalto Paulista, São Paulo	Rooftop	Mast	(3+3+3)	2.254
7144619	-2,84319167	-58,21368333	AM	Silves	Rua Nova Três, 756	Tower (Greenfield)	Self-supporting	56.27	9.58
7144692	-8,05613889	-34,87250000	PE	Recife	RUA BRUM 463/485 RECIFE ANTIGO	Rooftop	Mast	4	Not informed
7145243	-27,58991000	-48,51513000	SC	Florianopolis	Av. Madre Benvenuta, 687	Rooftop	Mast	(2.5+2.5)	(0.86+0.9)
7145269	-27,59130000	-48,55270000	SC	Florianopolis	R. Esteves Júnior, 366, Centro	Rooftop	Mast	(4+4+4)	( 0.22 + 0.22 + 1.84 )
7145281	-26,44631000	-53,59864000	SC	Princesa	Rua Santa Catarina, s/n°	Tower (Greenfield)	Self-supporting	50	1.33
7145310	-26,94797000	-50,14000000	SC	Rio Do Campo	Rua Tiradentes, s/n°, Centro	Tower (Greenfield)	Self-supporting	50	2.86
7145411	-23,29978000	-51,22872500	PR	Cambe	RUA JOSÉ CARLOS MUFFATO,S/N	Tower (Greenfield)	Self-supporting	50	2.72
7145498	-27,59194400	-48,55444400	SC	Florianopolis	Av. Rio Branco, 369	Rooftop	Mast	4	1.43
7145586	-26,91714500	-49,86102100	SC	Witmarsum	Estrada Geral, s/n°	Tower (Greenfield)	Pole	60	3.3
7145667	-27,61203411	-48,52412861	SC	Florianopolis	R. do Calafate, 113 - BL2 - PANTANAL	Rooftop	Mast	5.2	1.45
7145669	-27,61175000	-48,59341670	SC	Florianopolis	Rua Antenor Morais, n° 42	Rooftop	Mast	(4+4+4)	(0.28+0.28+0.28)
7146168	-25,50586000	-54,39086000	PR	Foz Do Iguacu	Rua Carlos Souttomayor, 393	Tower (Greenfield)	Self-supporting	15	3.88
7146296	-25,45205560	-49,25350000	PR	Curitiba	RUA JOQUEI CLUBE, 437	Rooftop	Mast	7.5	2.38
7146310	-25,40785700	-49,25541250	PR	Curitiba	Rua Belém, 43	Rooftop	Mast	(3+3)	(0.67 + 1.57)
7146357	-25,42902780	-49,28147220	PR	Curitiba	Rua Visc. do Rio Branco, 803	Rooftop	Mast	6	1.42
7146423	-3,73354000	-38,49642000	CE	Fortaleza	Avenida Washington Soares, n° 55	Rooftop	Mast	1.46	3.29
7146677	-8,10319400	-34,88736000	PE	Recife	RUA RAUL AZEDO, 53	Rooftop	Mast	(4+4+4)	Not informed
7147318	-10,09805000	-38,04745000	BA	Pedro Alexandre	Estrada Para Barreiras, S/N	Tower (Greenfield)	Self-supporting	30	18.8

7147385	-12,73811000	-38,44071000	BA	Candeias	Rua Alto da Boa Vista	Tower (Greenfield)	Self-supporting	18.1	9.26
7148702	-22,12111000	-45,07030000	MG	Sao Lourenco	Alameda das Orquídeas, 385	Tower (Greenfield)	Pole	9.2	0.79
7148941	-18,87185000	-41,95713000	MG	Governador Valadares	Av. JK, 1157	Rooftop	Mast	(2.5+2+1.5+3+1.5 +2.4)	(3.62 + 1.05 + 0.53 +1.81 +0.53 +1.81)
7148988	-29,97937600	-51,18998700	RS	Porto Alegre	RUA PROF. JOÃO DE SOUSA RIBEIRO, 859	Rooftop	Mast	1.77	2.87
7149040	-12,43817000	-37,91875000	BA	Mata De Sao Joao	KM 76 - COMPLEXO COSTA DO SAUIPE	Rooftop	Mast	5	5.42
7150716	-23,02500000	-43,55600000	RJ	Rio De Janeiro	Estrada Roberto Burle Marx, 2667 - Barra Guaratiba	Rooftop	Mast	10	1.088
7150884	-22,70031200	-51,79243600	PR	Santo Inacio	RUA APRÍGIO ALVES FILHO, 831	Tower (Greenfield)	Self-supporting	41	1.26
7150924	-26,82441000	-53,27407000	SC	Iraceminha	Rua Volnei José, 427, Centro	Tower (Greenfield)	Self-supporting	30	5.08
660232	-23,18322220	-50,65730560	PR	Cornelio Procopio	AV. NOSSA SENHORA DO ROCIO,966	Rooftop	Mast	(6+6+6)	6.37
648290	-21,76208000	-43,34952000	MG	Juiz De Fora	Av. Barão do Rio Branco - 2288	Rooftop	Mast	(5+1.60+3)	(2.6 + 0.67 + 0.74)
878929	-2,53055600	-44,29888900	MA	Sao Luis	Rua Grande, n°490	Rooftop	Mast	(3+3+3)	(4.29 + 4.29 + 4.29)
578305	-3,73277780	-38,49861110	CE	Fortaleza	AVENIDA LUIS, 300	Rooftop	Mast	4	Not informed
657208	-25,44355560	-49,27872220	PR	Curitiba	AVENIDA SILVA JARDIM, 1856	Rooftop	Mast	(5.5+4.5)	(1.57+0.79)
646377	-22,40487000	-45,42258000	MG	Itajuba	Rd. Itajubá - Maria da Fé, Km 3	Rooftop	Mast	(4+1.80+1.53)	(2.09+0.95+0)
578327	-2,54055600	-44,28694400	MA	Sao Luis	Av. Senador Vitorino Freire, n° 1958 - Bairro Areinha	Rooftop	Mast	(5+5+5+5+5+5)	4.89
510938	-9,67206100	-35,74583900	AL	Maceio	AV ASSIS CHATEAUBRIAND, 2998	Rooftop	Mast	(3+3+3)	0.75
7142284	-16,45116670	-39,06702780	BA	Porto Seguro	RUA SÃO PEDRO, 180	Rooftop	Mast	16	3.21
511084	-9,16216700	-37,35919200	AL	Ouro Branco	RUA CORONEL LUCENA, S/N LUIZ G. DE CARVALHO	Tower (Greenfield)	Self-supporting	40	5.15
878726	-19,92969000	-43,93725000	MG	Belo Horizonte	Av. João Pinheiro, 495	Rooftop	Mast	(5+2.50+2.50)	( 0.71 + 0.52 +0.49 )
658976	-29,54889000	-56,82975000	RS	Uruguaiana	BR 472, KM 54605	Tower (Greenfield)	Self-supporting	60	4.32
7146622	-3,72446200	-38,52874100	CE	Fortaleza	Rua Senador Pompeu, 649	Rooftop	Mast	7.5	1.97136
7145782	-25,43290700	-49,29979600	PR	Curitiba	RUA PADRE ANCHIETA, 2128	Rooftop	Mast	(6+3+6+3)	4.53

7144305	-15,81900000	-47,87500000	DF	Brasilia	SCES trecho 2 lote 32	Rooftop	Mast	(4+6+2.3)	4.291 (1.732+1.280+1.8 0)
7147166	-15,87916667	-48,10944444	DF	Brasilia	QR 411CONJ. 4, CASA 14, SAMAMBÁIA	Rooftop	Guyed	17	1.45
7147245	-15,86166667	-48,08861111	DF	Brasilia	QS604, CONJ. B (CANDIDADTO B)	Rooftop	Bracket	17	1.451
7146650	-30,10100000	-51,26780000	RS	Porto Alegre	AV. GUAÍBA, 4127	Rooftop	Mast	6	2.887
532488	-23,44805556	-46,69666667	SP	Sao Paulo	RUA EDUARDO COSTA, N°244 - VILA BRASILÂNDIA	Tower (Greenfield)	Pole	40	12
532890	-23,42997000	-46,75923000	SP	Sao Paulo	RUA RIO JUNDIAI N 157 - PERUS.	Tower (Greenfield)	Self-supporting	60	4.6
533333	-23,50641000	-46,67416000	SP	Sao Paulo	Av Prof Celestino Bourroul, 813 - Limão	Tower (Greenfield)	Pole	40.6	2.86
7141354	-22,55527000	-46,66500000	SP	Sao Paulo	Rua Minas Gerais, 388 - Higienópolis	Rooftop	Mast	(3+3+3)	2.61
7141374	-23,66605900	-46,56917100	SP	Sao Bernardo Do Campo	Rua Marechal Badoglio, 15 - Vila Mussoline	Rooftop	Mast	(4+4+4+4+4+4+4)	4.719
7142393	-23,51361000	-46,74555000	SP	Sao Paulo	Rua Conselheiro Amaral, 196 - Jaguará, São Paulo - SP	Rooftop	Mast	(3+3+3)	3.623
7142396	-23,58111000	-46,69250000	SP	Sao Paulo	Rua Hungria, 664 - Jardins, São Paulo - SP	Rooftop	Mast	(4+4+6)	3.364
7142401	-23,53055556	-46,55916667	SP	Sao Paulo	RUA GEN. GELÁS, 72 - TATUAPÉ, SÃO PAULO-SP - 03090-030	Rooftop	Mast	(4+4+4+4+4)	5.014
7142498	-23,53779400	-46,63686800	SP	Sao Paulo	Rua Washington Luis, 392 - Centro Histórico - São Paulo	Rooftop	Mast	(4+4+6)	2.277
7142597	-23,53388000	-46,64055000	SP	Sao Paulo	Praça Júlio Prestes, 30 - Campos Elíseos, São Paulo - SP	Rooftop	Mast	(3+3+3)	3.474
7142672	-23,61400000	-46,66200000	SP	Sao Paulo	Alameda dos Tupiniquins, 1235 - Planalto Paulista	Rooftop	Mast	(5+5+5)	1.896
7142778	-23,55416000	-46,69250000	SP	Sao Paulo	Rua Fradique Coutinho, 1590 - Pinheiros - São Paulo - SP	Rooftop	Mast	(3+3+3)	2.5
7143807	-23,60160000	-46,66842000	SP	Sao Paulo	Rua inhambu, 763	Rooftop	Mast	(3+3+3+3+3)	4.26
7144206	-23,57100000	-43,65300000	SP	Sao Paulo	Av. Brigadeiro Luís Antônio, 2819 - Jardim Paulista	Rooftop	Mast	(6+3)	1.259
7144293	-23,57444000	-46,63273300	SP	Sao Paulo	Rua Topázio, 420 - Vila Mariana	Rooftop	Mast	(4+4+4+3)	2.023
521163	-2,55638889	-47,44694444	PA	Ipixuna Do Para	Rua Sargento Simplício, 371	Tower (Greenfield)	Self-supporting	80.29	16.93
521528	-1,41111111	-48,44083333	PA	Belem	Rua Santo Antônio	Tower (Greenfield)	Pole	44.79	3.55
7144021	-1,40722222	-48,44527778	PA	Belem	Av. Tavares Bastos, 632 - Marambaia	Tower (Greenfield)	Pole	37.91	6.81

660251	-25,43248100	-49,36176100	PR	Curitiba	Rod. Br 277 Cta - Orleans / Rod. do Café - Cidade Industrial De Curitiba	Rooftop	Mast	(3+3)	(1.64+1.91)
660280	-25,43077867	-49,25804193	PR	Curitiba	Rua da Paz, 202	Rooftop	Mast	5	2.38
7146242	-25,43187490	-48,27251823	PR	Curitiba	Alameda Dr. Muricy, 650	Rooftop	Mast	(3+3+3)	(0.69+0.82+0.69)
7146243	-25,49939318	-49,29525188	PR	Curitiba	Rua Dr. Manoel Linhares de Lacerda, 84 - Capão Raso	Rooftop	Mast	(3+3+3)	(0.73+0.73+0.73)
533008	-22,54296000	-47,38998000	SP	Limeira	Rua Dr. José Carvalho Ferreira, s/n	Tower (Greenfield)	Self-supporting	40	2.09
533395	-23,54334722	-46,75434722	SP	Sao Paulo	Rua Caetanópolis, 930 - Jaguaré	Rooftop	Mast	(3+3+3)	(0.84+0.67+0.67)

7141271	-23,55380000	-46,66050000	SP	Sao Paulo	Rua da Consolação, 2143	Rooftop	Mast	(3+3+3)	(1.23+1.39+1.18)
7141274	-23,55300000	-46,65690000	SP	Sao Paulo	Rua Bela Cintra, 450	Rooftop	Mast	(3+3+3)	(0.96+1.12+0.74)
7141357	-23,54330000	-46,65640000	SP	Sao Paulo	Av. Angélica , N" 1189 - Consolação	Rooftop	Mast	(5+5+3)	(1.48+0.95+0.55)
7141520	-23,19080000	-46,88393000	SP	Jundiai	Rua do Rosário	Rooftop	Mast	(4+4+4+4+4+4+4)	(0.75+0.75+1.91+ 2.51+0.75+0.50+ 2.41)
7141816	-23,95420000	-46,33400000	SP	Santos	Rua Augusto Paulino, 57	Rooftop	Mast	(3+3+3+3)	(0.56+1.01+0.31+0.76)
533003	-23,55803000	-46,64891000	SP	Sao Paulo	RUA LOURENCO GRANATO, 214	Rooftop	Mast	(4+4+4+3)	Not informed
7141302	-23,56380000	-46,62271000	SP	Sao Paulo	AVENIDA LACERDA FRANCO, 130, CEP:1536-000	Rooftop	Mast	(4+4+4)	Not informed
7141323	-23,55969000	-46,57475000	SP	Sao Paulo	RUA TEOFILO DIAS, 332	Rooftop	Mast	(4+4+4)	Not informed
7141411	-23,54216667	-46,60605556	SP	Sao Paulo	RUA JOSE MONTEIRO, 323	Rooftop	Mast	(4+4)	Not informed
7142770	-23,53438000	-46,46393000	SP	Sao Paulo	AVENIDA CAMPANELLA, EDIFÍCIO: CAMPANELLA 1297 - ITAQUERA	Rooftop	Mast	4	Not informed
7148679	-22,30964000	-43,12962000	RJ	Petropolis	Est. da União e Indústria, 22565	Tower (Greenfield)	Pole	9.4	0.79
7141871	-23,96904000	-46,33260000	SP	Santos	Rua Ana Costa, 555	Rooftop	Mast	(3+3+3)	2.02
7141873	-23,95710000	-46,32503000	SP	Santos	Rua Barão de Paranapiacaba, 77	Rooftop	Mast	(6+6+6+6)	3.32
7141906	-23,96560000	-46,33925000	SP	Santos	Rua Euclides da Cunha, 151	Rooftop	Mast	(4+4+4)	2.24
7141908	-23,93542000	-46,33177000	SP	Santos	Praça dos Andradas, 91/93	Rooftop	Mast	(3+3)	3.16

7141936	-23,96493000	-46,31990000	SP	Santos	Rua Dr. Lobo Viana, 68	Rooftop	Mast	(3+3+3+3)	2.6
7141938	-23,96132000	-46,34091000	SP	Santos	Rua Visconde de Faria, 250	Rooftop	Mast	(3+3+3)	2.68
7142414	-23,56486500	-46,66196300	SP	Sao Paulo	Rua José Maria Lisboa, 1187	Rooftop	Mast	(6+6)	2.25
7142439	-23,56508800	-46,65509700	SP	Sao Paulo	Rua Pamplona, 825 - Jardim Paulista	Rooftop	Mast	(4+4)	1.36
7142443	-23,53528600	-46,68271800	SP	Sao Paulo	Rua Diana, 740 - Perdizes	Rooftop	Mast	(3+3+3)	1.93
7147858	-30,14923100	-51,14314000	RS	Porto Alegre	ACESSO D SQ 3 1 UNIDADE VICINAL, 3146	Rooftop	Mast	4	Not informed
659831	-19,53450000	-40,62714000	ES	Colatina	AVENIDA GETULIO VARGAS, 500	Rooftop	Mast	(6.7+6.7)	0.68
646650	-20,39247222	-43,49375000	MG	Ouro Preto	RUA DO CRUZEIRO, 248	Rooftop	Mast	10	3.492
647847	-21,75445300	-43,35104000	MG	Juiz De Fora	AVENIDA DO RIO BRANCO, 1441	Rooftop	Mast	(4+4)	2.24
7142492	-23,64735700	-46,64167400	SP	Sao Paulo	Rua das Grumixamas, 110 - Jardim Oriental	Rooftop	Mast	(5+5+5)	( 0.93 + 0.93 + 0.90 )
7142533	-23,58632600	-46,79008180	SP	Sao Paulo	Rua Cândido Fontoura, 481	Rooftop	Mast	(4+4+4)	( 0.25 + 0.41 + 0.25 )
7142567	-23,53219400	-46,64689000	SP	Sao Paulo	Rua Guaianases, 1197	Rooftop	Mast	(3+3+3)	( 1.23 + 1.23 + 0.82 )
7142702	-23,58325400	-46,69946000	SP	Sao Paulo	Av. Lineu de Paula Machado, 1174 Jardim Everest	Rooftop	Mast	(6+6+6)	( 1.64 + 1.39 + 0.68 )
7142746	-23,57790500	-46,61212400	SP	Sao Paulo	Rua Vasconcelos Drumond, 196, Ipiranga	Rooftop	Mast	(4+4+4)	(0.96 + 0.75 + 0.75 )
7142748	-23,58276200	-46,60704800	SP	Sao Paulo	Rua Costa Aguiar, 994 - Ipiranga	Rooftop	Mast	8	2.7
7142785	-23,62198056	-46,64914722	SP	Sao Paulo	Av. Indianópolis, 2185	Rooftop	Mast	(6+6+6)	( 0.83 + 0.83 + 1.33 )
7144449	-21,21879000	-50,43917000	SP	Aracatuba	Rua Wenceslau Braz 120 – Ed Copacabana - Vila Santa Maria	Rooftop	Mast	(3.20+4.23+3.20)	( 1.06 + 1.06 + 0.85 )
7144581	-23,96765000	-46,33975000	SP	Santos	Avenida Presidente Wilson, 66 - José Menino	Rooftop	Mast	(4+4+4)	( 0.76 + 0.76 + 1.32 )
7144583	-23,54832858	-46,31464501	SP	Suzano	Rua Benjamin Constant, 1653	Rooftop	Mast	(4+4+4+6+6)	( 2.76 + 1.91 + 2.64 + 0.91 + 2.01 )
7144620	-23,60986500	-46,66051300	SP	Sao Paulo	Alameda dos Anapurus, 1297 - Moema	Rooftop	Mast	(4+4+4)	(0.57 + 0.69 + 1.02)
7144683	-23,56194444	-46,66641100	SP	Sao Paulo	Alameda Tietê, 301 - Jardim Paulista	Rooftop	Mast	(4+4+4)	(0.67 + 0.67 + 0.84)
581225	-6,59702800	-42,28416700	PI	Tanque Do Piaui	AV. Principal, s/n	Tower (Greenfield)	Self-supporting	40	2.36

652968	-14,30805600	-39,32688900	BA	Ubaitaba	RUA DO CACAU S/N	Tower (Greenfield)	Self-supporting	50	Not informed
7142133	-13,52977778	-39,97066667	BA	Jaguaquara	RUA 15 DE NOVEMBRO, S/N	Tower (Greenfield)	Self-supporting	50	Not informed
7142180	-14,94391667	-41,71886111	BA	Piripa	PRAÇA JOAQUIM JOSE RIBEIRO, S/N	Tower (Greenfield)	Self-supporting	100	28.03
7142282	-16,43944444	-39,06722222	BA	Porto Seguro	Rua Projetada, Sn (Cidade Historica)	Tower (Greenfield)	Self-supporting	30	Not informed
7142302	-10,94308300	-40,40797200	BA	Saude	NOT FOUND	Tower (Greenfield)	Self-supporting	40	2.08
7147029	-29,35931000	-50,82506000	RS	Canela	RUA JOSÉ PEDRO PIVA, 220, CENTRO	Rooftop	Mast	(6+6+4)	2.09
878865	-2,51222220	-44,30361100	MA	Sao Luis	AVENIDA CASTELO BRANCO, 500	Rooftop	Mast	(1+2+3)	Not informed
7143828	-1,20317000	-48,28411000	PA	Belem	RODOVIA ARTHUR BERNARDES, 9001 - KM 10	Tower (Greenfield)	Self-supporting	40	Not informed
7144019	-1,27958500	-48,29108000	PA	Belem	AVENIDA FERNANDO GUILHON, 1320	Tower (Greenfield)	Self-supporting	40	Not informed
7144034	-1,25440000	-48,28391000	PA	Belem	TRAV. LOMAS VALENTINAS, 40	Tower (Greenfield)	Self-supporting	40	Not informed
7144036	-1,44138890	-48,46430560	PA	Belem	TRAVESSA CHACO, 2029	Tower (Greenfield)	Self-supporting	40	Not informed
7147345	-1,22682100	-48,29312000	PA	Santa Barbara Do Para	RODOVIA AUGUSTO MEIRA FILHO, S/N - CENTRO	Tower (Greenfield)	Self-supporting	60	Not informed
578993	-7,09780000	-34,84646900	PB	Cabedelo	AVENIDA FLAVIO RIBEIRO COUTINHO, N°143, MANAIRA	Rooftop	Mast	4	Not informed
579409	-7,12399700	-34,82500000	PB	Joao Pessoa	RUA JOSE RAMALHO LEITE, 1233	Rooftop	Mast	5	Not informed
579912	-7,10013000	-34,83983000	PB	Joao Pessoa	AVENIDA SAPE, 1800	Rooftop	Mast	12	Not informed
7143884	-7,12023100	-34,87445000	PB	Joao Pessoa	AVENIDA BARROSO, 433	Rooftop	Mast	4	Not informed
579505	-8,10813600	-34,89177500	PE	Recife	RUA JOSE ADERVAL CHAVES, 264	Rooftop	Mast	(4+4+4)	Not informed
7140674	-8,12444440	-34,89722200	PE	Recife	Boa Viagem Avenida Boa Viagem, 4000 Edf Vânia.	Rooftop	Mast	(6+6+6)	Not informed
7140678	-8,12794700	-34,90696900	PE	Recife	RUA ANISIO RODRIGUES COELHO, 423	Rooftop	Mast	(4+4+4)	Not informed
7140684	-8,06088600	-34,88308100	PE	Recife	RUA SETE DE SETEMBRO, 238	Rooftop	Mast	(2+2+2)	Not informed
7140715	-8,05138300	-34,90230600	PE	Recife	AV GOV. AGAMENON MAGALHÃES 2656-ESPINHEIRO	Rooftop	Mast	(2+2+3+2.5)	Not informed
7140822	-8,06590000	-34,88180000	PE	Recife	RUA MARQUES DE HERVAL,150 - SANTO ANTONIO - RECIFE - PE	Rooftop	Mast	(5+5+5)	Not informed

7146731	-6,79301400	-42,24330000	PI	Cajazeiras	Rua Projetada S/N	Tower (Greenfield)	Self-supporting	85	8.74
7146757	-7,01265200	-41,38302000	PI	Sussuapara	Rua Joaquim Pereira Leal 1048 / Centro	Tower (Greenfield)	Self-supporting	40	2.25
532756	-22,87481500	-43,46638900	RJ	Rio De Janeiro	RUA CORONEL TAMARINO,1986	Tower (Greenfield)	Pole	42	5.17
530725	-22,90638889	-43,31388889	RJ	Rio De Janeiro	Travessa Soares Pereira, 22	Tower (Greenfield)	Self-supporting	30	5.34
530865	-22,92347630	-43,36818380	RJ	Rio De Janeiro	Rua Marquês De Jacarepaguá, Lote 4	Tower (Greenfield)	Pole	30	3.54
7147333	-26,54227500	-49,18227800	SC	Jaragua Do Sul	Rua Gerhardt, s/n - Rio da Luz	Tower (Greenfield)	Self-supporting	30	2.6
532784	-23,44926000	-46,72859000	SP	Sao Paulo	Rua Sebastiao Laranjeiras 252	Tower (Greenfield)	Self-supporting	50	2.32
7142557	-23,54242000	-46,39481000	SP	Sao Paulo	RUA GIBOUCUS 62	Tower (Greenfield)	Self-supporting	50	Not informed
7141273	-23,54972000	-46,65992000	SP	Sao Paulo	Avenida Angélica, 2000 - Consolação - São Paulo	Rooftop	Mast	(4+4+4+3)	2.8
7142780	-23,56677700	-46,68176900	SP	Sao Paulo	Rua Joaquim Antunes, 149 - Pinheiros - São Paulo	Rooftop	Mast	(4+4)	Not informed
7142569	-23,58381000	-46,64182000	SP	Sao Paulo	Rua Conselheiro Rodrigues Alves, 391 - Vila Mariana	Rooftop	Mast	(4+3+3)	Not informed
7142581	-23,49081000	-46,68186000	SP	Sao Paulo	Rua Antônio Ribeiro de Morais, 264 - Vila Carbone, São Paulo - SP	Rooftop	Mast	(4+4+4)	(0.778 + 1.155 + 0.778)
881812	-12,54906000	-37,98879000	BA	Mata De Sao Joao	Rodovia BA099	Rooftop	Mast	(5+5+5)	(0.79+0.47+0.79)
7142377	-15,35298000	-38,98698000	BA	Ilha De Comandatuba	Rua de Comandatuba, s/n	Rooftop	Mast	(3.5+3.5+3.5+3.5 )	3.39
7143934	-1,38777000	-48,38159000	PA	Ananindeua	Rua Coletora Leste, s/n	Tower (Greenfield)	Self-supporting	50	6.23
7144002	-1,39937000	-48,47451000	PA	Belem	RUA CUMBICA, N°03 (ESQ. AV. JULIO CEZAR)	Tower (Greenfield)	Self-supporting	30	12.13 (11.09+1.44+2.47 )
7147656	-2,97805600	-47,36361100	PA	Paragominas	Avenida Júlia Kubitschek, s/n Quadra 19 Lote 06	Tower (Greenfield)	Self-supporting	60	2.67
580927	-8,39700300	-35,06330600	PE	Ipojuca	Rua Frei Vicente Salvador, 203	Tower (Greenfield)	Self-supporting	30	9.47
7140626	-7,14449400	-34,81300000	PB	Joao Pessoa	Rua Mirtes Bichara Sobreira, 66	Rooftop	Mast	4	1.31
7140737	-8,17641700	-34,91716700	PE	Jaboatao Dos Guararapes	Avenida Bernardo Vieira de Melo, 2600	Rooftop	Mast	(8+8+8+8+8+8)	(1.07+1.07+1.07+ 1.13+1.13+1.13)
7140799	-8,03319400	-34,92080600	PE	Recife	Estrada das Ubaias 634	Rooftop	Mast	(11+11+11)	(0.88+0.88+0.88)
7147089	-8,04175000	-34,89280000	PE	Recife	RUA QUARENTA E OITO N434 - EDF. NICOLAU II	Rooftop	Mast	7	2.9

7147090	-8,06836110	-34,89272200	PE	Recife	RUA CAP. JOSÉ DA LUZ,25	Rooftop	Mast	5	1.45
879926	-7,97616900	-34,83458100	PE	Olinda	Avenida José Augusto Moreira 2258 - Edf Cidade de Olinda	Rooftop	Mast	(2+2+2)	(0.88+1.2+1.2)
576778	-5,79000300	-35,20213900	RN	Natal	AVENIDA PRUDENTE DE MORAES, 757	Rooftop	Bracket	17	Not informed
7140797	-8,03602800	-34,91377800	PE	Recife	Avenida 17 de Agosto 500	Rooftop	Mast	(12+12+12)	(0.9+0.9+0.9)
7141356	-23,54650000	-46,64810000	SP	Sao Paulo	Rua Amaral Gurgel, 518 - Consolação	Rooftop	Mast	(5+5+5)	(0.76+0.97+0.76)
7142470	-23,54646667	-46,63949444	SP	Sao Paulo	Rua Coronel Xavier de Toledo, 70 - República	Rooftop	Mast	(6+6+6)	(1.25+0.62+0.62)
7142471	-23,53869722	-46,63580833	SP	Sao Paulo	Av. Prestes Maia, 702	Rooftop	Mast	(4+4+4+4)	(0.88+0.16+0.68+0.88)
7142696	-23,58232100	-46,67580700	SP	Sao Paulo	Rua Jesuíno Arruda, 327 - Itaim Bibi	Rooftop	Mast	(3+4+4)	2.83
7142750	-23,59570000	-46,60534000	SP	Sao Paulo	Rua Costa Aguiar, 2446 - Ipiranga	Rooftop	Mast	(4+4+4)	(0.70+0.49+0.95)
7144623	-23,53753700	-46,67603500	SP	Sao Paulo	Rua Campevas, n° 313/325 - Perdizes	Rooftop	Mast	(5+5+5)	(1.51+0.72+0.93)
7141055	-23,99758000	-46,26031000	SP	Guaruja	Rua Mário Ribeiro, 886	Rooftop	Mast	(3+3+3)	(0.98 + 0.76+0.76)
7141064	-24,00209167	-46,26845833	SP	Guaruja	Rua José Avelino de Oliveira, 260	Rooftop	Mast	(4+4+4)	(1.18+1.02+1.02)
7141856	-24,03057000	-46,47799000	SP	Praia Grande	Rua Afonso Chaves, 43	Rooftop	Mast	(3+3+3+3)	Not informed
7142458	-23,55875278	-46,65911111	SP	Sao Paulo	Av. Paulista, 2006 - Bela Vista	Rooftop	Mast	(3+3)	(0.68+1.52)
7142463	-23,56957000	-46,67254000	SP	Sao Paulo	Avenida Brasil, S/N - Jardim América (Praça Nossa Senhora do Brasil)	Rooftop	Mast	(3+3+3)	2.43
7142769	-23,59460000	-46,58720000	SP	Sao Paulo	Rua Vemag 1, Vila Independência	Rooftop	Mast	(3+3+3)	(0.94 + 0.63+0.91)
7144475	-23,56922000	-46,65798000	SP	Sao Paulo	Rua Batatais, 558	Rooftop	Mast	(4+4+4)	(0.68 + 0.89 + 1.23)
7141723	-22,72492000	-47,64866000	SP	Piracicaba	Rua Praça da Catedral Dom Ernesto de Paula, 170 - Centro	Rooftop	Mast	(3+3+3+3)	(0.21+1.99+0.43+ 1.30)
533391	-23,62315000	-46,75023000	SP	Sao Paulo	Rua Caverá, 55 - Jardim Umarizal	Tower (Greenfield)	Pole	40	4.96
532140	-23,43940000	-46,79010000	SP	Sao Paulo	AV. Felippo Sturba, S/N - Anhaguera	Tower (Greenfield)	Self-supporting	50	10.95
7140974	-22,90313000	-47,05807000	SP	Campinas	Rua General Osório, 1233 - Centro	Rooftop	Mast	(3+3+5+5+5)	3.3
7141035	-22,90455000	-47,05212000	SP	Campinas	Rua Júlio de Mesquita, 36	Rooftop	Mast	(3.3+3.3+3.3)	(2.85+1.66+0.53)

7141038	-22,94000000	-47,06226000	SP	Campinas	Rua Vargem Grande do Sul, 506 - Esquina com Avenida Baden Powell	Rooftop	Mast	(8+8+8)	(1.27+0.86+0.86)

7141421	-23,00600000	-46,84016000	SP	Itatiba	Rua Quintino Bocaiúva, 343	Rooftop	Mast	(6+6+4+3)	Not informed
7141986	-23,50116389	-47,45195278	SP	Sorocaba	Rua Capitão Nascimento Filho, 171	Rooftop	Mast	(4+4+4+4)	(0.76+0.90+0.76+0.76)
7142644	-23,54983267	-46,60342180	SP	Sao Paulo	Rua João Caetano, 379	Tower (Greenfield)	Pole	30	11.32
644859	-26,98771144	-48,63645491	SC	Balneario Camboriu	Av. Alvin Bauer, 379	Rooftop	Mast	(1.5+1.5+1.5)	(0.47+0.47+0.47)
660242	-25,59061389	-49,27764722	PR	Curitiba	Rua Prof. Lycio G. de C.Vellozo, 191	Rooftop	Mast	(2+2+2)	(0.75+0.75+0.75)
651280	-25,43030560	-49,27025000	PR	Curitiba	Rua XV de Novembro, 360	Rooftop	Mast	4	2.26
879549	-29,16858000	-51,18822000	RS	Caxias Do Sul	Rua Sinimbu, 2682	Rooftop	Mast	(3.70+3.70)	(1.48 + 0.74)
650165	-23,31271389	-51,17590000	PR	Londrina	Rua Sem. Souza Naves, 45	Rooftop	Mast	4	1.82
649224	-25,42638890	-49,25611110	PR	Curitiba	Rua Sete de Abril, 571	Rooftop	Mast	5	2.38
658738	-25,41972220	-49,26638890	PR	Curitiba	Av. João Gualberto, 623	Rooftop	Mast	(3+3+3+3)	3.07
659790	-25,44751944	-49,29173333	PR	Curitiba	Largo Alfredo Parodi, 1441	Rooftop	Mast	(2+2+2)	2.6
660390	-25,43406700	-49,28234100	PR	Curitiba	Alameda Dr. Carlos de Carvalho, 771 - Centro	Rooftop	Mast	3	2.32
7144833	-29,16837700	-51,20340600	RS	Caxias Do Sul	Av. Júlio de Castilhos, 4054	Rooftop	Mast	6	1.67
7147523	-25,07564622	-50,17636300	PR	Ponta Grossa	Rua Varnhagem, 366	Rooftop	Mast	(6+6+6)	2.25
879216	-25,42916670	-49,26333320	PR	Curitiba	Rua Marechal Deodoro, 950	Rooftop	Mast	(3+3)	5
879542	-29,15456400	-51,17162200	RS	Caxias Do Sul	Rua Gen. Arcy da Rocha Nobrega, 504- Jardim América	Rooftop	Mast	6	1.67
532116	-23,50513000	-46,50943000	SP	Sao Paulo	R. Maria Angélica Franci, - Vila Franci	Tower (Greenfield)	Self-supporting	40.35	5.42
533252	-23,49238000	-46,39260000	SP	Sao Paulo	R. Manuel Martins de Melo, S/N- Vila Itaim	Tower (Greenfield)	Self-supporting	50	2.29
533269	-23,50641000	-46,38500000	SP	Sao Paulo	Avenida Tomé Dias Laço, S/N - Itaim Paulista	Tower (Greenfield)	Self-supporting	60	5.85
650163	-23,31101024	-51,17869713	PR	Londrina	R. Astorga, 80- Hedy	Rooftop	Mast	(3+3)	2.14

660363	-23,37350000	-50,84300000	PR	Assai	Rua Manoel Ribas, 950	Tower (Greenfield)	Self-supporting	30	8.59
531042	-23,48289000	-46,41926000	SP	Sao Paulo	Rua Tetiximira, 146 - Jardim Helena	Tower (Greenfield)	Self-supporting	46	1.93
533328	-23,47245000	-46,39440000	SP	Guarulhos	Rua Candelária, S/N - Jardim Jacy	Tower (Greenfield)	Self-supporting	40	3.69
7144621	-23,60001000	-46,71906000	SP	Sao Paulo	Rua Jules Rimet, estádio Cícero P. de Toledo, portão 04, Morumbi	Rooftop	Mast	32	Not informed
880077	-30,11805400	-51,25376100	RS	Porto Alegre	Av. Wenceslau Escobar, 3407	Rooftop	Mast	6	Not informed
7146853	-30,06538900	-51,18622200	RS	Porto Alegre	Rua Coronel Aparício Borges, S/N - Glória	Rooftop	Mast	(6+6)	5
532881	-22,96206000	-43,17478400	RJ	Rio De Janeiro	Av. Princesa Isabel, n° 320	Rooftop	Mast	(5+2+3)	(2.70 + 0.04 + 0.58)
532560	-22,89946500	-43,20030500	RJ	Rio De Janeiro	Rua Cardoso Marinho, 18	Rooftop	Mast	6	3.13
531670	-22,84111900	-43,31200000	RJ	Rio De Janeiro	Rua Eng° Lafaiete Stockler 961, Vila da Penha	Rooftop	Mast	(6+6)	5.13+3.17
656155	-18,41894400	-49,21622200	GO	Itumbiara	Setor Central - Praça da República. CEP. 75503-900	Tower (Greenfield)	Self-supporting	9	0.91
648465	-19,85048000	-43,96363000	MG	Belo Horizonte	Avenida Antônio Carlos, 8100 - Pampulha Mall	Rooftop	Mast	6	1.85
648473	-19,96818100	-43,93449000	MG	Belo Horizonte	Rua Afonso Costa Reis, 65	Rooftop	Mast	(6+4)	(1.81+1.05)
647482	-19,92392400	-43,93850100	MG	Belo Horizonte	Rua Espirito Santo - 1059	Rooftop	Mast	6	(1.81+1.05)
648284	-19,91892000	-43,93906000	MG	Belo Horizonte	RUA CARIJOS, 424 - SALA 08 (PRAÇA SETE DE SETEMBRO)	Rooftop	Mast	(2.5+2.5+2.5+2.5 +2.5+2.5)	(1.231+1.231+1.2 31)
7148868	-20,14190000	-44,88930000	MG	Divinopolis	Rua Rio de Janeiro, 434	Rooftop	Mast	(6+6)	2.8
7150749	-22,89890600	-43,18077800	RJ	Rio De Janeiro	RUA BENEDITINOS, 23	Rooftop	Mast	6	0.91
531226	-22,75758370	-43,44653630	RJ	Nova Iguacu	AVENIDA NILO PEÇANHA,450	Rooftop	Mast	4	2.51
531259	-22,93076600	-43,20861900	RJ	Rio De Janeiro	AVENIDA PAULO DE FRONTIN, 739	Rooftop	Mast	6	3.13
531612	-22,99749700	-43,35857400	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 4666, CEP:22631903	Rooftop	Mast	9	3.73
532663	-22,96880200	-43,23463300	RJ	Rio De Janeiro	Rua Pacheco Leão, 1235 - Fundos - Jardim Botânico, Rio de Janeiro - RJ, 22460-905	Rooftop	Mast	10	2.23
7147639	-16,65988890	-49,25958330	GO	Goiania	ARAGUAIA SHOPPING - RUA 44	Rooftop	Mast	13.5	3.14
532340	-22,98764300	-43,35821300	RJ	Rio De Janeiro	RUA BAHUINEAS DA PENISULA, 200	Rooftop	Mast	(7+7)	(1.03 + 1.86)

533025	-22,81630800	-41,98051600	RJ	Cabo Frio	ESTRADA DE CABO FRIO E BUZIOS, S/N	Tower (Greenfield)	Self-supporting	60	5.32
7146525	-23,00122600	-43,38578000	RJ	Rio De Janeiro	AVENIDA DAS AMERICAS, 7777	Rooftop	Self-supporting	21	2.37
7149019	-22,95057900	-44,07335900	RJ	Mangaratiba	RODOVIA RIO SANTOS, 0	Rooftop	Mast	12	(0.50 + 0.50)
7144398	-16,94419400	-47,31530600	GO	Cristalina	Rodovia Br 040, Braslia-Belo Horizonte, Km: 35 - N S/N	Tower (Greenfield)	Self-supporting	60	1.61
530898	-22,59518900	-43,18761700	RJ	Mage	RUA RAFAEL COZOLINO, QUADRA L, LOTE 3.	Tower (Greenfield)	Self-supporting	40	3.93
531614	-22,99681000	-43,34620000	RJ	Rio De Janeiro	Av. Das Américas, 3434 - Bloco 5. Condomínio Mário Henrique Simonsen	Rooftop	Mast	5	2.45
531770	-22,90602000	-43,17701400	RJ	Rio De Janeiro	Rua Sao Jose, 90	Rooftop	Mast	(6+6+6)	1.63
662599	-16,69855300	-49,25913600	GO	Goiania	AV. 136. QUADRA 239. LOTE 9/10.	Rooftop	Mast	10	11.67
663318	-16,73669400	-49,26022200	GO	Aparecida De Goiania	RUA CAPIBARIBE Q 22, 0	Rooftop	Pole	6	4.83
7144949	-16,67569990	-49,26606990	GO	Goiania	RUA 04 ESQ. C RUA 02-A, QD.5A, LT.01, N°1.502. SETOR CENTRAL	Rooftop	Mast	4	2.57
531356	-22,86132000	-43,28048600	RJ	Rio De Janeiro	PROXIMO AO MERCADINHO FRANKFULL	Rooftop	Mast	2	(0.72 + 1.04 + 0.40)
7143247	-22,99889700	-43,34343000	RJ	Rio De Janeiro	Av. das Américas, 3120	Rooftop	Mast	6	0.65
7143674	-22,82524800	-43,32531700	RJ	Rio De Janeiro	Rua Hannibal Porto, 450	Rooftop	Mast	6	11.721
879574	-22,90871800	-43,18491400	RJ	Rio De Janeiro	AVENIDA GOMES FREIRE, 196	Rooftop	Mast	6	2.54
530789	-22,78474400	-43,30740300	RJ	Duque De Caxias	RUA PORTO ALEGRE, 515	Rooftop	Mast	(5+5)	(1.56+2.80)
531862	-22,98728100	-43,36680200	RJ	Rio De Janeiro	Rua L, 4 - Barra da Tijuca, Rio de Janeiro - RJ (ATRAS DA CHURRASCARIA RIO BRASA)	Tower (Greenfield)	Pole	30	Not informed
532459	-22,89380000	-42,46850000	RJ	Saquarema	Rua Segisfredo Bravo, 9	Tower (Greenfield)	Pole	40	3.07
532704	-22,91491100	-42,93260000	RJ	Itaborai	RUA GILMAR DOS SANTOS DUARTE , S/N - QU14 LT12	Tower (Greenfield)	Pole	30	7
647499	-19,94494000	-43,94331000	MG	Belo Horizonte	Rua Carangola, 670 com Rua Cristina	Rooftop	Mast	20	(1.808 + 0.961)
648287	-19,90223300	-43,90667700	MG	Belo Horizonte	RUA BEGONIA, 72	Tower (Greenfield)	Pole	30	6.96
7142957	-19,92711000	-43,92620000	MG	Belo Horizonte	Av. Brasil , 709	Rooftop	Mast	6	2.568

521576	-5,20520000	-49,61300000	PA	Maraba	FOLHA 32, QD. 13, LOTE 8, S/N - NOVA MARABÁ	Tower (Greenfield)	Self-supporting	60	Not informed
7141440	-23,54322000	-46,61921000	SP	Sao Paulo	RUA DO GASOMETRO, 741, CEP: 3004 - 000	Rooftop	Mast	(4+4+4)	Not informed
7141443	-23,57189000	-46,70561000	SP	Sao Paulo	RUA ARMANDO FAIRBANKS, 310	Rooftop	Mast	(4+4+4)	Not informed
521825	-5,34899000	-49,13479000	PA	Maraba	RUA CINCO DE ABRIL, 3410	Tower (Greenfield)	Self-supporting	40	8.5158
662011	-20,33424900	-40,29406000	ES	Vila Velha	RUA ALISON SIMOES, 306	Tower (Greenfield)	Self-supporting	3	Not informed
648835	-21,76003000	-43,34818000	MG	Juiz De Fora	RUA MARECHAL DEODORO, 444	Rooftop	Mast	(3+4)	Not informed
647608	-19,74954000	-47,93671000	MG	Uberaba	Praça Rui Barbosa, 300, (ELVIRA SHOPPING )	Rooftop	Mast	(6+6+6)	(1.45 + 2.023 + 1.183)
651384	-17,01712000	-46,09017000	MG	Brasilandia De Minas	FAZENDA GLEBA DA BARRA, S/N	Rooftop	Mast	2.3	Not informed
647757	-21,76653700	-43,34774400	MG	Juiz De Fora	AVENIDA BARÃO DO RIO BRANCO	Rooftop	Mast	(2+6)	4.164
659049	-17,18722200	-41,69638900	MG	Carai	RUA JOSE VICENTE COIMBRA, 260	Tower (Greenfield)	Pole	42	Not informed
656975	-16,05683300	-47,98308300	GO	Valparaiso De Goias	QUADRA 5, 0, CEP:72871005	Rooftop	Mast	6	3.17
658852	-19,07736000	-46,20436000	MG	Rio Paranaiba	RODOVIA BR 354, 0	Tower (Greenfield)	Self-supporting	50	2.59
7149948	-22,98202800	-43,22408300	RJ	Rio De Janeiro	Rua Dias Ferreira, N° 658	Rooftop	Mast	3	2.35
658278	-15,76248000	-47,93435000	DF	Brasilia	Saan Quadra 3 Lote 870 - N S/N	Rooftop	Guyed	10	2.15
7146590	-15,79053300	-47,87570600	DF	Brasilia	SET SAUN QD 3 BL A , 0 SET AUTARQUIAS NORTE. PLANO PILOTO	Rooftop	Mast	4	3.58
647506	-19,88944440	-43,96805560	MG	Belo Horizonte	Rodovia Br-356,3049 - Bh Shopping	Rooftop	Mast	3	3.57
661823	-19,89663000	-43,93488000	MG	Belo Horizonte	Rua Jacuí, 1882	Rooftop	Mast	6	3.57
530741	-22,75329000	-43,40338600	RJ	Belford Roxo	AVENIDA RETIRO DA IMPRENSA, 595	Rooftop	Mast	(6+6+6+6+6+6+6 +6+6+6+6+6+6)	8.58
659486	-20,21091667	-43,72011111	MG	Itabirito	ESTRADA PRINCIPAL, S/N	Tower (Greenfield)	Self-supporting	40	0.85
532987	-22,94684000	-43,05836000	RJ	Niteroi	Rua Átila Nunes, N° 14	Tower (Greenfield)	Self-supporting	30	6.38
7145458	-27,55949400	-48,61947500	SC	Sao Jose	RUA AMBRÓSIO DA SILVA, 223	Tower (Greenfield)	Self-supporting	18	6.11

7142436	-23,58110000	-46,67040000	SP	Sao Paulo	Avenida São Gabriel, 236 - Jardim Paulista	Rooftop	Mast	(3+3+3+3+4)	2.44
7142460	-23,57346000	-46,66066120	SP	Sao Paulo	Alameda Campinas, 1600	Rooftop	Mast	(3+3+3+3+6)	2.25
7142591	-23,53759167	-46,65806111	SP	Sao Paulo	Rua Albuquerque Lins, 92	Rooftop	Mast	(4+4+4)	2.62 (0.98 + 0.82 + 0.82)
7142694	-25,06333333	-46,68726400	SP	Sao Paulo	Rua Jacurici, 184 - Itaim Bibi	Rooftop	Mast	(4+4+4)	2.52 (0.84 + 0.84 + 0.84)
7141657	-21,18270000	-47,81190000	SP	Ribeirao Preto	Rua Ana Costa, 555	Rooftop	Mast	(5+5+5+5+5)	10.39
7141835	-24,01348000	-46,42288000	SP	Praia Grande	Rua São Salvador, 50 - Guilhermina	Rooftop	Mast	(4+4+4)	2.02
7141875	-23,96798000	-46,35262000	SP	Santos	Av. Presidente Wilson, 90 - José Menino	Rooftop	Mast	(4+4+4+4+4+4+4 +2)	2.24
7141907	-23,93713000	-46,32359000	SP	Santos	Praça Dom Idílio José Soares, 42 - Centro	Rooftop	Mast	(3+3+3+2.3+2.3)	3.03
7142762	-23,63233700	-46,70393800	SP	Sao Paulo	Rua Rodrigues Pais, 193	Rooftop	Mast	(5+5+5+5)	2.87 (0.42 + 0.68 + 1.09 + 0.68)
7142808	-23,55236111	-46,68951944	SP	Sao Paulo	Rua Diana, 740	Rooftop	Mast	(4+4+4)	2.67 (1.03 + 0.82 + 0.82)
7141034	-22,90766000	-47,06089000	SP	Campinas	Rua José de Alencar, 675 - Centro	Rooftop	Mast	(3+3+3+5+5)	3.08
7142493	-23,65476000	-46,63874000	SP	Sao Paulo	Rua Porcelana, 193 - Vila do Encontro - São Paulo	Rooftop	Mast	(4+4+4)	3.113 (0.782 + 0.782 + 1.549)
649446	-25,67638889	-49,54305556	PR	Contenda	EST. COL. JD. ANA M. CORDEIRO, S/N - ND	Tower (Greenfield)	Self-supporting	76	18.49
7147710	-8,05444000	-34,90888000	PE	Recife	Rua Real da Torre, 292 - Madalena, Recife - PE	Rooftop	Mast	(5+5+5)	3.359
7142670	-23,58840000	-46,68810000	SP	Sao Paulo	AVENIDA HORÁCIO LAFER, 702	Rooftop	Mast	(3+3+2)	3.891 (0.231 + 1.220 + 2.440)
7142586	-23,52361000	-46,70666000	SP	Sao Paulo	Rua Albion, 229 - Lapa, São Paulo - SP	Rooftop	Mast	(3+3+3+3)	3.082 (1.037 +0.133 + 0.777 + 1.155)
7141472	-23,56081000	-46,65187000	SP	Sao Paulo	ALAMEDA RIO CLARO, BELA VISTA - 157 SÃO -SP	Rooftop	Mast	(4+4+4)	Not informed
532891	-23,40168000	-46,74115000	SP	Sao Paulo	R. Antônio José Anacleto, S/N, Vila Fanton	Tower (Greenfield)	Pole	40	8.53

533337	-23,60379300	-46,66473900	SP	Sao Paulo	Av. Jacutinga, 632 - Indianópolis	Rooftop	Mast	(5.40+5.40+5.40)	2.91
881185	-2,52832222	-44,31669722	MA	Sao Luis	Rua do Egito, 283 - Centro	Rooftop	Mast	5	19.13
7140750	-8,05806000	-34,90475000	PE	Recife	Rua Demócrito de Souza Filho 71 – EDF SOLAR DO SICUPEMA	Rooftop	Mast	(3+3+3)	2.66

7143839	-1,34999000	-48,45756000	PA	Belem	ESTRADA DO TAPANÃ, S/N, KM 1 LT225 - TAPANÃ	Tower (Greenfield)	Self-supporting	40	2.1522
7141446	-23,57168000	-46,71277000	SP	Sao Paulo	AVENIDA CAXINGUI, 175	Rooftop	Mast	(4+4+4)	Not informed
7141854	-24,01983000	-46,44942000	SP	Sao Paulo	RUA BALNEARIO CAMBURIU, 100	Rooftop	Mast	(6+3+3)	Not informed
7142462	-23,56107000	-46,66273000	SP	Sao Paulo	AL ITU,1067 VILA CARAGUATA CONDOMÍNIO EDIFÍCIO JOSÉ HACHEM	Rooftop	Mast	(4+4+4+3)	(0.897705+0.633 408+0.633408+0. 226195)
7142720	-23,60386000	-46,69205000	SP	Sao Paulo	Av. Engenheiro Carlos Berrini, 801	Rooftop	Mast	(4+4+4)	Not informed
7144064	-3,74661900	-38,46969300	CE	Fortaleza	RUA VILEBALDO AGUIAR, ED. JARANA 2200	Rooftop	Mast	(4+5+5)	(0.73104+0.7310 4+0.73104)
7143964	-1,34001000	-48,35395000	PA	Belem	RUA DISTRITO INDUSTRIAL DE ANANINDEUA, S/N	Tower (Greenfield)	Self-supporting	60	6.909138
7140821	-8,06436000	-34,87672200	PE	Recife	RUA IMP D PEDRO II , 325	Rooftop	Mast	5	Not informed
7140823	-8,06311000	-34,87927800	PE	Recife	Avenida Guararapes 154	Rooftop	Mast	4	Not informed
7149558	-8,51003700	-41,01036100	PE	Afranio	RUA JOSE VICENTE DE ARAUJO, 0	Tower (Greenfield)	Self-supporting	40	0.8201
7142435	-23,56307000	-46,65350000	SP	Sao Paulo	AVENIDA PAULISTA, EDIFÍCIO ASAHI,1274	Rooftop	Mast	(6+6+6)	(0.28329+0.2832 9+0.28329)
580400	-7,36263889	-41,36263889	PI	Geminiano	AV BRASIL, N° 230	Tower (Greenfield)	Self-supporting	50	Not informed
520993	-1,45478000	-48,49011000	PA	Belem	AV. DR MORAES 121 NAZARÉ	Rooftop	Mast	(4+4+3)	(0.7286+0.7286+ 0.7286)
7140675	-8,14327200	-34,90816000	PE	Recife	Rua Major Armando de Souza Melo, 430 - Edf Jacunã	Rooftop	Mast	(7+7+7)	Not informed
576455	-5,97861111	-35,11871667	RN	Parnamirim	RUA CENTRAL, 0, COHABINAL	Tower (Greenfield)	Self-supporting	48	1.560931
579709	-7,23285000	-36,31536000	PB	Sao Joao Do Cariri	RUA JOSÉ LEAL, 61 - CENTRO - SÃO JOÃO DO CARIRI	Tower (Greenfield)	Self-supporting	40	1.724
532477	-23,49427000	-46,63414000	SP	Sao Paulo	RUA, FRANCISCO RAMOS N; 28 SANTANA	Tower (Greenfield)	Self-supporting	40	3.872497
579500	-3,71269000	-38,47431000	CE	Fortaleza	Av. Vicente de Castro, 6043	Rooftop	Mast	(3+5)	5.19
7142627	-23,53945500	-46,62776800	SP	Sao Paulo	AV DO ESTADO, N 2854, CENTRO	Rooftop	Mast	(4+4+4)	Not informed
530792	-22,92470000	-43,36120000	RJ	Rio De Janeiro	AVENIDA GEREMARIO DANTAS, 402	Rooftop	Mast	21	1.89
533079	-22,85537000	-43,38575000	RJ	Rio De Janeiro	RUA MANACA, 0	Tower (Greenfield)	Pole	40	7.9

661510	-14,23836000	-41,73063000	BA	Brumado	Rod. BR 30	Tower (Greenfield)	Self-supporting	50	9.94
7141236	-23,52770000	-46,78000000	SP	Osasco	Rua Dr. Mariano Jatahy Marcondes Ferraz, 215 - Centro	Rooftop	Pole	10	4.02
7141686	-21,18116000	-47,80506000	SP	Ribeirao Preto	Rua Sete de Setembro,590	Rooftop	Mast	(1.3+1.3)	Not informed
531146	-22,95710000	-42,78240000	RJ	Rio De Janeiro	RUA 42 QUADRA 58 LOTE 28 PRAIA DAS LAGOAS	Tower (Greenfield)	Self-supporting	12.5	9.69
881873	-25,43555000	-49,25166000	PR	Curitiba	Av. Afonso Camargo, 849 - Cristo Rei - Curitiba - PR	Rooftop	Mast	(3+3+3)	1.494
656355	-29,49250000	-51,53250000	RS	Salvador Do Sul	LINHA COMPRIDA - CENTRO - SALVADOR DO SUL	Tower (Greenfield)	Self-supporting	40	1.25
7141331	-23,61030000	-46,68840000	SP	Sao Paulo	R. GUARAIUVA, 599	Rooftop	Mast	(4+4+4)	Not informed
7147893	-8,02555000	-34,91222000	PE	Recife	Rua Oscár Pinto, 293 - Casa Amarela, Recife - PE	Rooftop	Mast	(3+3)	3.931
7142657	-23,58077000	-46,53823000	SP	Sao Paulo	Avenida Sapopemba, 5435 - Sapopemba - São Paulo	Rooftop	Mast	(8+8)	(2.49 + 0.68)
7142711	-23,49944000	-46,64833000	SP	Sao Paulo	Rua Valdemar Martins, 116	Rooftop	Mast	(4+4+4)	4.589
576000	-5,79050000	-35,19144444	RN	Natal	Rua Florestal 27	Tower (Greenfield)	Pole	30	6.93
7144038	-1,44583000	-48,49462000	PA	Belem	Av. General Magalhães, S/N, Reduto	Tower (Greenfield)	Self-supporting	6	Not informed
522045	-3,18472000	-51,99138900	AP	Santana	AV. FRANCISCO DE MELO PARENTE, 147, REMEDIOS II	Tower (Greenfield)	Self-supporting	40	14.09315
7142501	-23,55342000	-46,64087000	SP	Sao Paulo	RUA AMARO, 418,	Rooftop	Mast	(4+4+4+3+3)	(0.288+0.288+0+ 0.113+0)
3121443	-2,50096130	-44,27695633	MA	Sao Luis	AV. EUCLÍDES FIGUEIREDO, S/N	Tower (Greenfield)	Pole	11	1.02
7141477	-23,55916000	-46,65517000	SP	Sao Paulo	RUA PEIXOTO GOMIDE, 581	Rooftop	Mast	(3+3+3+3)	(0.949404+0.949 404+0.949404+0. 949404)
7141534	-23,62477000	-46,66218000	SP	Sao Paulo	Rua Baronesa da Bela Vista, 801 (Hotel Ibis) - Vila Congonhas	Rooftop	Mast	(3+3+3)	Not informed
7142472	-23,54351000	-46,64570000	SP	Sao Paulo	RUA BENTO FREITAS 186	Rooftop	Mast	(5+5+6)	(0.231+0.52311+0.344)
7146796	-23,57214000	-46,63902000	SP	Sao Paulo	RUA APENINOS, 539 - ACLIMAÇÃO	Rooftop	Mast	(5+5+5)	(0.158448+0.158 448+0.158448)
520570	-3,08066670	-60,05136110	AM	Manaus	Av. J, s/n - Rua Sete de Abril (Pró-menor Dom Bosco)	Tower (Greenfield)	Self-supporting	50	19.1768
530842	-22,81713500	-43,03230400	RJ	Sao Goncalo	AVENIDA SÃO MIGUEL, 44	Rooftop	Mast	(1.80+7.00)	(0.697 + 0.796)

531201	-22,86503820	-43,35493250	RJ	Rio De Janeiro	Rua Henrique Ferreira, 101 - Bento Ribeiro	Rooftop	Mast	(7.5+7.5+3+3+3+ 2+1.20)	6.927 (2.938 + 0.452 + 1.332 + 0.452 + 0.616 + 0.616 + 0.452 + 0.069)
531298	-22,81027800	-43,24777800	RJ	Rio De Janeiro	AVENIDA VINTE DE JANEIRO, S/N° - ILHA DO GOVERNADOR - RIO DE JANEIRO	Tower (Greenfield)	Self-supporting	30	4.2
531351	-22,83608100	-43,33012300	RJ	Rio De Janeiro	Rua Guaiamu - Colégio, Rio de Janeiro - RJ	Rooftop	Mast	(4+6+6+2+2+2+2 +2+2+2)	6.542
531606	-22,69062400	-43,87467400	RJ	Pirai	ROD. PRESIDENTE DUTRA, S/N° - KM 232 - SENTIDO RJ	Tower (Greenfield)	Self-supporting	28.5	8.4
531829	-22,11527500	-43,21056111	RJ	Tres Rios	RUA BARÃO DO RIO BRANCO, 284	Rooftop	Bracket	16.2	18.41
531846	-22,80040000	-43,20150000	RJ	Rio De Janeiro	AV. MAESTRO PAULO E SILVA	Rooftop	Mast	(9+5+6)	Not informed
531869	-23,00736800	-44,03241800	RJ	Mangaratiba	ILHA GUAÍBA - MANGARATIBA	Tower (Greenfield)	Self-supporting	35	Not informed
532389	-23,47093600	-46,52531300	SP	Guarulhos	Rua Caraguatatuba, 57	Rooftop	Mast	(3+3+3+3)	2.493
532629	-23,62900000	-46,61810000	SP	Sao Paulo	RUA KITIZU UTIYAMA, 314, CURSINO	Tower (Greenfield)	Self-supporting	40	3.62
532783	-23,54191000	-46,74262000	SP	Sao Paulo	Rua Marselha, 94, Jaguaré	Tower (Greenfield)	Self-supporting	40	3.62
533109	-22,88662000	-43,39210300	RJ	Rio De Janeiro	Rua Alberico Diniz, 1632 - Vila Militar Jardim Sulacap - Rio de Janeiro	Tower (Greenfield)	Self-supporting	30	4.44
533454	-23,51975000	-46,41814000	SP	Sao Paulo	AV. FLAMINGO, 1361 - VILA NOVA CURUÇÁ	Tower (Greenfield)	Self-supporting	40	1.434285
575598	-5,61983330	-35,65747200	RN	Poco Branco	AVENIDA MANOEL RODRIGUES, 555	Tower (Greenfield)	Pole	25	3.03575204
576910	-6,77055560	-36,73333330	RN	Santa Do Serido	AV. ZEZÉ APRÍGIO, 27	Tower (Greenfield)	Self-supporting	40	0.58344
576941	-6,27025000	-35,32803000	RN	Jundia	GRUPO JUNDIA, 0	Tower (Greenfield)	Self-supporting	40	2.295
577340	-8,02088600	-34,95330300	PE	Recife	Rua Manoel de Medeiros	Tower (Greenfield)	Self-supporting	30	1.0937
577579	-4,04124400	-44,47009200	MA	Sao Mateus Do Maranhao	RUA BENU LAGO	Tower (Greenfield)	Self-supporting	42	5.6
578144	-6,95160800	-35,54775000	PB	Alagoinha	RUA BELARMINO COSTA,S/N	Tower (Greenfield)	Self-supporting	50	Not informed
647604	-20,38588889	-43,41969444	MG	Mariana	RUA JOSE MESQUITA, 167	Tower (Greenfield)	Pole	30	Not informed
650254	-23,42333333	-51,94472222	PR	Maringa	Rua Néo Alves Martins, 3176 - Zona 3	Rooftop	Mast	4	0.815
650327	-23,43388890	-51,94833330	PR	Maringa	Rua Humaitá, 714 - Kennedy - Maringá	Rooftop	Mast	5	2.156

655219	-20,36550000	-42,71660000	MG	Urucania	RODOVIA MG 265, KM 120	Tower (Greenfield)	Self-supporting	20	1.21
657504	-27,59111000	-48,60972000	SC	Sao Jose	RUA JOAO SATURNINO OURIQUES, 619	Rooftop	Mast	4	Not informed
658581	-24,65008611	-48,98342500	PR	Adrianopolis	RUA ALCIDES BATISTA DIAS, 265	Tower (Greenfield)	Guyed	40	1.49
660106	-23,93416670	-52,49611110	PR	Araruna	RUA ROCHA POMBO, 605 - JUVEVÊ - CURITIBA	Tower (Greenfield)	Self-supporting	100	Not informed
660435	-25,54400000	-54,57000000	PR	Foz Do Iguacu	AVENIDA FELIPE WANDSCHEER, 1276	Rooftop	Mast	4	1.495
7140689	-8,06075000	-34,88444200	PE	Recife	AVENIDA CONDE DA BOA VISTA, 331 - CENTRO	Tower (Greenfield)	Self-supporting	44	2.74
7140813	-5,80135900	-35,21072200	RN	Natal	Rua Noel Rosa 856. - Barro Vermelho	Rooftop	Mast	2.7	3.475
7140855	-5,80905200	-35,20150000	RN	Natal	Rua N. Sra. de Lourdes 1376 - Ed. Manhatam	Tower (Greenfield)	Self-supporting	32	2.08
7140970	-22,89805000	-47,05180000	SP	Campinas	RUA BARRETO LEME, 2101	Rooftop	Mast	(3+3)	(1.724+3.22)
7140991	-22,91116000	-47,06472000	SP	Campinas	Rua Doutor Sales de Oliveira, 463 - Vila Industrial - Campinas - SP	Rooftop	Mast	(6+6+6+6)	2.839
7140994	-22,90805000	-47,05666000	SP	Campinas	Rua Doutor Quirino, 757 - Centro, Campinas - SP	Rooftop	Mast	(3+3+3+3)	2.605
7141173	-23,64676400	-46,77288900	SP	Sao Paulo	Rua Odemis, 520	Rooftop	Mast	(6+6+6+3)	3.331
7141351	-23,53233000	-46,66310000	SP	Sao Paulo	Largo Péricles, 0, Barra Funda	Rooftop	Mast	3+3+3	(1.193090371+0. 739902+0.739902)
7141372	-23,69277778	-46,55111111	SP	Sao Bernardo Do Campo	PÇA SAMUEL SABATINI, 200 - CENTRO - SÃO BERNARDO CAMPO	Rooftop	Bracket	15.2	2.39
7141376	-23,70989110	-46,55659130	SP	Sao Bernardo Do Campo	Rua Braga, 266 - Vila Lusitania, São Bernardo do Campo - SP	Rooftop	Mast	(3+3+3+3+3)	2.493
7141402	-23,72290000	-46,56934000	SP	Sao Bernardo Do Campo	AVENIDA JOÃO FIRMINO, 1229 - ASSUNÇÃO - SÃO BERNARDO DO CAMPO - SP	Rooftop	Mast	3	Not informed
7141465	-23,61970000	-46,56360000	SP	Sao Caetano Do Sul	Rua Rafael Correia Sampaio, 977 - Santa Paula - S.C.S	Rooftop	Mast	5	Not informed
7141471	-23,56664000	-46,64474000	SP	Sao Paulo	Rua Treze de Maio, 1566 - Bela Vista - São Paulo	Rooftop	Mast	5	Not informed
7141817	-23,98316000	-46,29774000	SP	Santos	Rua Maria Máximo, 672 - Santos- São Paulo	Rooftop	Mast	(3+3+3)	2.493
7141845	-23,96050200	-46,33230800	SP	Santos	Av. Dona Ana Costa, 376 - Gonzaga - Santos	Rooftop	Mast	(4+4)	Not informed
7141878	-23,94431000	-46,32687000	SP	Santos	RUA JULIO DE MESQUITA, 158 - VILA MATIAS- SANTOS- SP	Rooftop	Mast	(6+6+6+4+4)	Not informed

7141939	-23,96070000	-46,31687000	SP	Santos	PRAÇA PALMARES, 8	Rooftop	Mast	(3+3+3+4)	Not informed
7142402	-23,55196000	-46,56205000	SP	Sao Paulo	Rua Apucarana, 1563 -Tatuapé – São Paulo	Rooftop	Mast	(6+4+4)	Not informed
7142415	-23,57276200	-46,65729500	SP	Sao Paulo	Alameda Joaquim Eugênio de Melo, 1452 - Jd. Paulista - São Paulo	Rooftop	Mast	(3+3+3+3)	3.13
7142438	-23,56256000	-46,65928000	SP	Sao Paulo	Alameda Jaú, 1167 - Jardim Paulista - SP	Rooftop	Mast	(6+5+5)	Not informed
7142442	-23,57720000	-46,67050000	SP	Sao Paulo	Rua Maestro Elias Lobo, 1040 - Jardim Paulista - São Paulo	Rooftop	Mast	(4+4)	Not informed
7142445	-23,53454800	-46,66823000	SP	Sao Paulo	Rua Monte Alegre, 470 - Perdizes - São Paulo	Rooftop	Mast	(4+4+4+4)	2.83
7142475	-23,54046000	-46,64457000	SP	Sao Paulo	Lago do Arouche, 96 - República - SP	Rooftop	Mast	(4+4+4)	Not informed
7142596	-23,53930000	-46,66050000	SP	Sao Paulo	Rua Dr Gabriel Dos Santos, 759 - Santa Cecilia	Rooftop	Mast	(3+3+3+3)	2.454

7142602	-23,56950000	-46,65140000	SP	Sao Paulo	RUA MANUEL DA NÓBREGA, 181	Rooftop	Mast	(6+6+6)	Not informed
7142651	-23,59882000	-46,66286000	SP	Sao Paulo	Rua Gaivota, 22 - Moema	Rooftop	Mast	(4+4+4)	Not informed
7142675	-23,60222000	-46,66611000	SP	Sao Paulo	Rua Gaivota, 665 - Indianópolis - São Paulo	Rooftop	Mast	(4+4+4)	2.164
7142690	-23,61722000	-46,69805000	SP	Sao Paulo	Av.Jurubatuba, 246 - Morumbi	Rooftop	Mast	(3+6+4)	2.509
7142816	-23,54451000	-46,55553000	SP	Sao Paulo	RUA EMILIO MALLET, 1893, VILA GOMES CARDIM	Rooftop	Mast	(4+4+4)	(0.5856+0.5856+ 1.037989342)
7143549	-6,33819400	-39,40525000	CE	Barbalha	DISTRITO SITIO FARIAS, 0	Tower (Greenfield)	Self-supporting	33	Not informed
7143836	-23,94957000	-46,32523000	SP	Santos	Avenida Washington Luiz, 61 - Vila Matias- Santos - SP	Rooftop	Mast	(4+4+5+5+5)	Not informed
7144557	-23,63300000	-46,55300000	SP	Sao Caetano Do Sul	Rua Alameda São Caetano, 1738 - Santa Maria - S.C.S	Rooftop	Mast	(3+3+3)	3.307
7144635	-23,53880000	-46,64020000	SP	Sao Paulo	Rua Vitória, 395	Rooftop	Mast	(6+6+6)	1.058
7145465	-27,59267000	-48,54990000	SC	Florianopolis	RUA LACERDA COUTINHO,179	Rooftop	Mast	5	1.34
7146262	-25,40000000	-49,26250000	PR	Curitiba	RUA ALBERTO FOLLONI, 1673, JUVEVÊ, CURITIBA	Rooftop	Mast	(6+1.5)	2.39
7146263	-25,41861000	-49,24111000	PR	Curitiba	Av. Nossa Senhora da Luz, 1800 - Jardim Social - Curitiba - PR	Rooftop	Mast	(1.4+2+2+2)	2.262
7146268	-25,47400000	-49,27660000	PR	Curitiba	Avenida da República, 6464 - Guaíra - Curitiba - PR	Rooftop	Mast	6	1.868

7146339	-23,31935500	-51,14780500	PR	Londrina	AVENIDA SANTOS DUMONT, 500- BOA VISTA	Rooftop	Mast	(4+4)	2.383
7146549	-9,96713890	-67,84933330	AC	Rio Branco	Rua Fátima Maia, 200 - Jardim de Alah - Rio Branco	Rooftop	Mast	(3+1.30)	1.548
7146946	-23,55080000	-46,84460000	SP	Carapicuiba	R. PICO DA BANDEIRA, 26	Rooftop	Mast	10	3.353
7146956	-32,04089000	-52,09253000	RS	Rio Grande	RUA REVOCATA DE MELLO, 51	Rooftop	Mast	6	Not informed
7147000	-29,18667000	-51,17056000	RS	Caxias Do Sul	Rua Remio Antônio Tomazzoni, 138 - Planalto - Caxias do Sul	Rooftop	Mast	6	2.02
7147390	-4,24583300	-55,98555600	PA	Itaituba	Rua Santo Antonio - n° 1489	Tower (Greenfield)	Self-supporting	40	Not informed
7147585	-26,99960500	-48,62505600	SC	Balneario Camboriu	AV. BRASIL, 3080	Rooftop	Mast	(3+3)	Not informed
7147669	-15,80417800	-47,86355000	DF	Brasilia	SET SAFS QD 4 LT 1 ZONA CIVICO ADMINIST	Rooftop	Mast	4	1.4
7148511	-8,03288889	-34,87069444	PE	Recife	AVENIDA PROFESSOR ANDRADE BEZERRA, S/N - CENTRO	Tower (Greenfield)	Pole	40	0.78
520852	-1,54015000	-48,72761000	PA	Barcarena	RODOVIA PA, KM21 - DISTRITO MURUCUPI (FABRICA ALUNORTE)	Tower (Greenfield)	Self-supporting	90	Not informed
520994	-6,04694440	-50,14750000	PA	Parauapebas	MINA DE FERROSOS CARAJÁS N4 (PCE)	Tower (Greenfield)	Self-supporting	70	Not informed
531439	-23,45884000	-46,58716000	SP	Sao Paulo	R. José Camargo Aranha, Jd. Guapira	Tower (Greenfield)	Self-supporting	40	2.83 531707
532138	-22,90774000	-43,11003800	RJ	Niteroi	Rua Cel. Moreira Cesar, 264, Icaraí	Rooftop	Mast	(6+6)	2.35
532508	-23,59361944	-46,76051111	SP	Sao Paulo	RUA JOAO GUILHERME, 239	Tower (Greenfield)	Self-supporting	40	10.97
532529	-23,63707000	-46,74231000	SP	Sao Paulo	Rua Chico Gomes, S/N°	Tower (Greenfield)	Pole	40	5.83
532828	-22,24666667	-43,70416667	RJ	Valenca	AV. NILO PEÇANHA, 504 - ESPLANADA DO CRUZEIRO - VALENÇA	Rooftop	Mast	21	6.96
533036	-23,49714000	-46,66948000	SP	Sao Paulo	R. Dirce Rodrigues 33	Tower (Greenfield)	Self-supporting	41	4.48
533073	-22,41682600	-42,98367600	RJ	Teresopolis	Rua Guandu 680, Pimenteiras	Rooftop	Mast	10	2.11
581645	-3,55013889	-40,65647222	CE	Coreau	Rua Tabelião Angelin, S/N - Centro	Tower (Greenfield)	Self-supporting	30	9.71
645400	-18,56716000	-46,51605000	MG	Patos De Minas	RUA BERILO, 162	Tower (Greenfield)	Self-supporting	70	11.12
655005	-19,96729000	-44,19717000	MG	Betim	RUA ROMUALDA AUGUSTA DE MELO, 337	Rooftop	Mast	(4+4+4+4+4+4+4 +4)	Not informed

659032	-19,93547000	-43,16867000	MG	Rio Piracicaba	ESTAÇÃO TELEMAR, MORRO DAS ANTENAS	Tower (Greenfield)	Self-supporting	30	Not informed
660655	-23,42243000	-51,93565000	PR	Maringa	Rua Neo Alves Martins, 2250	Rooftop	Mast	(1.5+1.5+4)	2.2
662347	-30,03375000	-51,18645833	RS	Porto Alegre	RUA ENGENHEIRO AFONSO CAVALCANTI, 100	Rooftop	Bracket	21.5	Not informed
662913	-29,96411000	-51,16869000	RS	Sao Gabriel	RUA FERNANDO FERRARI, S/N	Rooftop	Mast	3	3.43
7140706	-8,08500000	-34,96859700	PE	Recife	Rua Alto de Bela Vista, 0	Rooftop	Mast	11	3.24
7141030	-22,89194000	-47,06333000	SP	Campinas	Av. Barão de Itapura, 1518 - Jardim Guanabara, Campinas - SP	Rooftop	Mast	(3+3+3+3)	Not informed
7141059	-23,98155300	-46,23545700	SP	Guaruja	Rua José da Silva Figueiredo, 525 Enseada - Guarujá	Rooftop	Mast	(3+3+3+3+3)	4.816
7141091	-24,18441000	-46,78722000	SP	Itanhaem	Rua João Mariano, 193 - Centro - Itanhaém	Rooftop	Mast	(6+6)	4.553
7141381	-23,46861000	-46,69727000	SP	Sao Paulo	ESTRADA DO SABÃO, 40	Rooftop	Mast	(6+6+3)	4.179
7141655	-21,17644440	-47,81066670	SP	Ribeirao Preto	RUA AMÉRICO BRASILIENSE, 413	Rooftop	Mast	4	6.447
7141844	-23,97138900	-46,32722200	SP	Santos	Rua Vicente Carvalho,31 - Boqueirão	Rooftop	Mast	5	Not informed
7141859	-24,01515000	-46,43055000	SP	Praia Grande	Rua Nicaragua, 49 - Praia Grande - São Paulo	Rooftop	Mast	(6+6+6)	3.463
7141909	-23,96655000	-46,32860000	SP	Santos	Av. Washington Luiz, n° 505	Rooftop	Mast	(5+5)	(0.77+0.91)
7142566	-23,52091300	-46,65423600	SP	Sao Paulo	Rua Cruzeiro, 732, Barra Funda	Rooftop	Mast	(4+4+4)	1.22
7142652	-23,59277000	-46,65000000	SP	Sao Paulo	R. Dra. Neyde Aparecida Solito, 460 - Vila Clementino - Moema - SP	Rooftop	Mast	(5+5+5)	3.221
7143020	-19,63226000	-43,96276000	MG	Confins	RODOVIA MG-010,KM 08 - AEROPORTO INTERNACIONAL	Rooftop	Mast	(5.5+5.5+5.5+5.5)	Not informed
7143384	-19,51876389	-50,33352778	MG	Uniao De Minas	RUA DOZE, N 684	Tower (Greenfield)	Self-supporting	80	11.12
7143675	-22,89602900	-43,12295000	RJ	Niteroi	Rua Quinze de Novembro, n°49 - Icaraí	Rooftop	Mast	(6+6)	(+1.5+2.45)
7143835	-23,52305556	-47,10361111	SP	Campinas	RUA BARÃO DE JAGUARA, 707 - CONCEIÇÃO	Rooftop	Bracket	6	11.85
7143856	-8,03075000	-34,90425000	PE	Recife	R. Jundiá, 242 - Edf Sisal	Rooftop	Pole	58	Not informed
7143927	-22,00886000	-47,90058000	SP	Sao Carlos	Rua Dona Maria Jacinta, 241, São Carlos - SP	Rooftop	Mast	(4+4+4)	3.689
7144494	-23,47626000	-46,55392000	SP	Guarulhos	Av. São Paulo, 352 - Cidade Brasil - Guarulhos - SP	Rooftop	Mast	(6+6+6)	2.927

7144604	-23,56721386	-46,42094483	SP	Sao Paulo	Rua Jaguapeba, 100	Rooftop	Mast	(4+6)	2.406
7144622	-23,47668000	-46,71418000	SP	Sao Paulo	Rua Cel. Gonçalves da Siqueira 145, Pirituba	Tower (Greenfield)	Self-supporting	40.7	3.12
7144688	-23,55000000	-46,64684000	SP	Sao Paulo	Rua Augusta, 66	Rooftop	Mast	(3+3+3)	2.09
7145118	-16,40711111	-48,94197222	GO	Anapolis	VIELA VP-3D - DISTRITO AGRO- INDUSTRIAL DE ANÁPOLIS (DAIA) - ANÁPOLIS	Tower (Greenfield)	Self-supporting	80	18.79
7145590	-27,12850000	-52,24360000	SC	Arabuta	LINHA JURITI AREA INDUSTRIAL S/N	Tower (Greenfield)	Self-supporting	60	3.03
7146416	-15,79500000	-47,93222200	DF	Brasilia	Sudoeste Octogonal QRSW 1 Bloco A5	Rooftop	Bracket	15	3.36
7146751	-6,81486100	-41,34552200	PI	Sao Joao Da Canabrava	Av. Nossa Sra. de Fátima, 0	Tower (Greenfield)	Self-supporting	84	6.71
7147044	-10,56830556	-63,62225000	RO	Campo Novo De Rondonia	AV. RIO BRANCO, S/N	Tower (Greenfield)	Self-supporting	48	Not informed
7147226	-4,58955100	-42,86070200	PI	Uniao	Rua Davi Caldas, S/N" - Centro	Tower (Greenfield)	Self-supporting	86	22.22
7147473	-23,30617000	-45,97344000	SP	Jacarei	R. Cap. João Jose de Macedo, 340	Rooftop	Mast	(4+4+4)	2.82
7147709	-8,10944400	-34,90583300	PE	Recife	RUA SGT SILVINO MACEDO, 155	Rooftop	Mast	5	Not informed
7147773	-8,04986100	-34,87565800	PE	Recife	Rua Vinte e Quatro de Agosto, 109	Rooftop	Mast	18	1.424106
7147859	-30,15253700	-51,13853800	RS	Porto Alegre	ALAMEDA J - UNIDADE VICINAL, 183	Rooftop	Mast	9	Not informed
7150004	-22,30693000	-43,55497400	RJ	Vassouras	ESTRADA BARÃO DE IPIABAS, SN - VASSOURAS	Tower (Greenfield)	Self-supporting	10	0.9
10706093	-7,14333300	-40,93888900	PI	Vila Nova Do Piaui	Av Central, s/n	Tower (Greenfield)	Self-supporting	46	6.07
521096	-6,06924722	-50,06643611	PA	Santana	RUA FRANCISCO RAMOS,28 - SANTANA	Tower (Greenfield)	Self-supporting	Not informed	0.0985
531060	-23,53652000	-46,69156000	SP	Sao Paulo	Rua Coari, 208	Tower (Greenfield)	Self-supporting	40	2.27
531197	-22,94306000	-43,15667000	RJ	Rio De Janeiro	Av. João Luiz Alves, s/n (Fortaleza de São João) - Urca, Rio de Janeiro	Rooftop	Mast	3	13.2
531604	-22,94530900	-43,36297100	RJ	Rio De Janeiro	Estr. Mal. Miguel Salazar Mendes de Moraes, 1409	Rooftop	Mast	5	2.007
532022	-22,87908800	-43,44568400	RJ	Rio De Janeiro	Rua Cajaiba, 245, Padre Miguel	Rooftop	Mast	(6+4+5)	(3.77+0.60+0.67)
532520	-22,89206100	-43,12031100	RJ	Niteroi	Rua São Pedro, n° 128, Centro	Rooftop	Bracket	(4+4+4+4)	Not informed

532582	-23,58681000	-46,54851000	SP	Sao Paulo	Rua Joaquim Ribeiro da Costa, 386	Tower (Greenfield)	Self-supporting	40	1.6
645511	-10,19755600	-48,34916700	TO	Palmas	AVENIDA LO-5, LT 01 - PLANO DIRETOR SUL	Rooftop	Mast	9	Not informed
647320	-18,59074722	-46,50220556	MG	Patos De Minas	RUA SALVINA MARIA DO CARMO, S/N	Tower (Greenfield)	Pole	40	7.76
648887	-23,30165700	-51,17837300	PR	Londrina	Rua Tiradentes, 501	Rooftop	Bracket	15.33	5.72
650088	-15,59244400	-56,09150000	MT	Cuiaba	AV HIST RUBENS DE MENDONCA - BAU	Rooftop	Guyed	10	(1.65 + 0.43)
650620	-31,75432100	-52,31574000	RS	Pelotas	Av. Domingos de Almeida, 1902- Areal	Tower (Greenfield)	Self-supporting	40	4.53
651160	-15,81159300	-47,90338700	DF	Brasilia	SQS 307 BLOCO J - N S/N	Rooftop	Mast	5	2.29
654494	-20,83596100	-41,18034000	ES	Cachoeiro De Itapemirim	RUA JOSE FARIAS DE JESUS, 8	Rooftop	Mast	6	2.66
661041	-20,29791000	-40,30039000	ES	Vitoria	AV. NOSSA SENHORA DA PENHA,1495	Rooftop	Mast	6	Not informed
661926	-21,13589000	-44,25834000	MG	Sao Joao Del Rei	RUA GABRIEL PASSOS, 321	Rooftop	Mast	5	Not informed
880080	-30,08097000	-51,22861000	RS	Porto Alegre	AVENIDA CRUZEIRO DO SUL, 2323	Rooftop	Mast	7	Not informed
881342	-15,62366700	-56,08722200	MT	Cuiaba	AV. BEIRA RIO, 3100 JARDIM EUROPA	Rooftop	Mast	5	2.43
4658540	-22,80670556	-43,23270833	RJ	Rio De Janeiro	Estrada das Canárias, S/N	Tower (Greenfield)	Self-supporting	20	2.116
7140682	-8,12013900	-34,90161100	PE	Recife	Rua Fernando Simoes Barbosa 316	Rooftop	Mast	3	Not informed
7140740	-8,19597200	-34,91958100	PE	Jaboatao Dos Guararapes	Avenida Bernardo Vieira de Melo, 4804	Rooftop	Pole	6	1.73
7140761	-8,17083300	-34,91497200	PE	Jaboatao Dos Guararapes	Avenida Beira Mar, 520	Rooftop	Pole	5	2.7
7141352	-23,52815000	-46,68023000	SP	Sao Paulo	Rua Turiassú, 1863, Perdizes	Rooftop	Mast	(3+3+3+3)	(0.79+0.18+0.79+ 1.29)
7141897	-23,20211110	-45,89555560	SP	Sao Jose Dos Campos	Rua Cel João Cursino, 240/242 - Ed. Toulon	Rooftop	Mast	6	Not informed
7141910	-23,97089000	-46,30352000	SP	Santos	RUA LACERDA FRANCO, Condomínio Ed. Icaraima - Bairro Aparecida 137, CEP:11025180	Rooftop	Mast	(4+4+4)	(0.5203104+0.52 03104+0.633407 736)
7142425	-23,47001000	-46,58804000	SP	Sao Paulo	R. Roque de Paula Monteiro, 317 - Tucuruvi - São Paulo	Rooftop	Mast	(6+6+6)	4.026

7142646	-23,59191000	-46,67088000	SP	Sao Paulo	RUA DOMINGOS FERNANDES, 588 - MOEMA-SÃO PAULO	Rooftop	Mast	(2.5+2)	2.493

7142776	-23,52055000	-46,62333000	SP	Sao Paulo	Av. Cruzeiro do Sul, 1100 - Canindé	Rooftop	Mast	(4+4+4+4+4)	3.986
7143713	-22,83050700	-43,24687800	RJ	Rio De Janeiro	Av. Vinte de Janeiro, S/N"	Tower (Greenfield)	Pole	30	5.07
7144142	-3,72978000	-38,52563000	CE	Fortaleza	Rua Sena Madureira, 1070	Rooftop	Mast	(2+2+2)	(9.578+4.594+7.7 33)
7144176	-16,19469390	-47,45419400	DF	Brasilia	Rodovia Brasília - Unaí, BR251, Km 14 - ii S/N	Tower (Greenfield)	Self-supporting	60	2.04
7144252	-15,81109000	-47,95927500	DF	Brasilia	(FIL-DF) SIA SAPS AE D	Rooftop	Mast	5	(1.33 + 0.66)
7144403	-15,83558300	-47,86744700	DF	Brasilia	SHIS QI 11, BLOCO O. LAGO SUL	Rooftop	Bracket	9	2.17
7144531	-1,93694440	-59,42105560	AM	Presidente Figueiredo	Rua Tefé, 23 - Atroari	Tower (Greenfield)	Self-supporting	75.6	14.58
7144965	-16,67138000	-49,26694000	GO	Goiania	Rua 17A Esquina Com 13A , 899 - ST. Aeroporto - GO	Rooftop	Mast	(4+2)	3.391
7145167	-16,68250000	-49,30130000	GO	Goiania	RUA BENEDITO ZUPELLI, 254-320	Rooftop	Mast	8	4.448
7146982	-30,34070000	-54,08090000	RS	Sao Gabriel	BR 290. SANTA MARGARIDA DO SUL. ESTRADA DA SERRINHA S/N	Tower (Greenfield)	Self-supporting	40	5.21
7147096	-29,97833000	-51,16789000	RS	Porto Alegre	Av. Fernando Ferrari, 1001	Rooftop	Pole	(4+4+4)	Not informed
7147472	-23,30361000	-46,95638000	SP	Jacarei	Rua Gilberto Moreira, 296 – Vila Formosa, Jacareí - SP	Rooftop	Mast	(3+3+3)	2.493
7147530	-15,79676000	-47,86715500	DF	Brasilia	ESPLANADA DOS MINISTÉRIOS, BLOCO R, SALA 57 - MINISTÉRIO DAS COMUNICAÇÕES	Rooftop	Mast	5	2.15
7149041	-30,04697780	-51,21070830	RS	Porto Alegre	AVENIDA JOÃO PESSOA, 2050 - SANTANA	Rooftop	Mast	6	3.26
7141538	-23,62529000	-46,68406000	SP	Sao Paulo	Rua Barão do Triunfo, 276	Rooftop	Mast	(4+3+3+3)	(1.01+1.19+1.01+ 1.97)
647675	-21,41105000	-45,83501000	MG	Fama	RUA SANTA EDWIGES, S/N	Tower (Greenfield)	Self-supporting	40	Not informed
656692	-21,53665000	-43,20046000	MG	Goiana	RUA JOAO DE SOUZA RIBEIRO, 0	Tower (Greenfield)	Self-supporting	32	Not informed
655699	-18,86708000	-48,26668000	MG	Uberlandia	RUA VIRGILIO CARRIJO, 450	Tower (Greenfield)	Self-supporting	70	Not informed
647269	-16,88939000	-40,92709000	MG	Fronteira Dos Vales	RUA BAHIA, 198	Tower (Greenfield)	Self-supporting	40	Not informed
885951	-18,57800000	-47,87600000	MG	Cascalho Rico	RUA IOLANDA M. CARDOSO, 225	Tower (Greenfield)	Self-supporting	60	1.1
647631	-19,92138000	-47,92416000	MG	Uberaba	AVENIDA FILOMENA CARTAFINA, KM 17	Tower (Greenfield)	Self-supporting	90	33.07

7149334	-30,08400000	-51,24590000	RS	Porto Alegre	AVENIDA DIARIO DE NOTICIAS, 300	Rooftop	Mast	4	Not informed
7146773	-30,08636500	-51,17737100	RS	Porto Alegre	Estr. Embratel, 114	Tower (Greenfield)	Self-supporting	50	2.81
658632	-18,84330000	-46,79333000	MG	Guimarania	RUA TUPINAMBAS, 5151	Tower (Greenfield)	Self-supporting	32	Not informed
7146505	-30,10923000	-51,26387000	RS	Porto Alegre	RUA INTERNA DO CLUBE DOS JANGADEIROS	Tower (Greenfield)	Self-supporting	24	Not informed
658009	-19,07260000	-41,86490000	MG	Capitao Andrade	AVENIDA LEVINDO DIAS, S/N	Tower (Greenfield)	Self-supporting	30	Not informed
646844	-16,87250000	-41,25810000	MG	Monte Formoso	MORRO DO CEMITERIO	Tower (Greenfield)	Self-supporting	60	Not informed
7142823	-20,31090000	-43,71095000	MG	Ouro Preto	AVENIDA VER. JOAQUIM DIAS TOLÊDO, S/N	Tower (Greenfield)	Pole	42	Not informed
7146539	-30,18900000	-51,16200000	RS	Porto Alegre	ESTRADA CHAPEU DO SOL, 681	Rooftop	Mast	6	Not informed
658989	-16,61570000	-42,18361000	MG	Coronel Murta	RUA NOSSA SENHORA APARECIDA, S/N°	Tower (Greenfield)	Pole	40	Not informed
648291	-21,79720000	-43,38340000	MG	Juiz De Fora	RUA LEONILDO GONÇALVES REGADO, 125	Tower (Greenfield)	Pole	12	Not informed
7147825	-29,98690000	-51,18090000	RS	Porto Alegre	AVENIDA DOS ESTADOS, 1353	Rooftop	Mast	6	Not informed
7147062	-28,83390000	-49,84564000	SC	Timbe Do Sul	RUA CARLOS SAVI, S/N	Tower (Greenfield)	Self-supporting	40	Not informed
7144840	-8,76386000	-63,88491000	RO	Porto Velho	AV. GOV. JORGE TEIXEIRA, 629	Tower (Greenfield)	Self-supporting	30	Not informed
656314	-19,88675000	-46,02063000	MG	Tapirai	PRAÇA JOSÉ PAIVA CARDOSO S/N°	Tower (Greenfield)	Pole	30	Not informed
646345	-20,00580000	-43,96870000	MG	Nova Lima	RODOVIA JUSCELINO KUBITSCHEK / BR -040, KM 545, S/N	Rooftop	Mast	6	Not informed
647651	-19,65090000	-42,86840000	MG	Antonio Dias	RUA BELO HORIZONTE, S/N	Tower (Greenfield)	Self-supporting	43	Not informed
649809	-16,54986000	-42,50945500	MG	Josenopolis	MORRO DAS ANTENAS, S/N°	Tower (Greenfield)	Self-supporting	60	Not informed
7143335	-19,94466000	-43,92221000	MG	Belo Horizonte	RUA AFONSO PENA, 4001	Rooftop	Mast	(3+3+3+3+3+3+3 +3)	Not informed
878575	-22,24831700	-44,93431300	MG	Pouso Alto	RUA JOÃO LINO DA SILVA, S/N	Tower (Greenfield)	Self-supporting	40	Not informed
579422	-7,20470000	-39,31910000	CE	Juazeiro Do Norte	AV. PADRE CICERO, 641, EDIFÍCIO OI	Tower (Greenfield)	Self-supporting	40	Not informed
646972	-19,62155000	-42,22775000	MG	Entre Folhas	ALTO DO MORRO DA ESTAÇÃO TELEMAR	Tower (Greenfield)	Self-supporting	30	Not informed
648120	-19,17572000	-41,86441000	MG	Itanhomi	AV. SÃO CRISTOVÃO, S/N	Tower (Greenfield)	Self-supporting	40	Not informed

654923	-19,34060000	-42,16300000	MG	Sao Joao Do Oriente	RUA ESPERANÇA, S/N	Tower (Greenfield)	Self-supporting	32	Not informed
661189	-17,25500000	-40,57100000	MG	Umburatiba	RUA PEDRO GANGA, N° 47	Tower (Greenfield)	Self-supporting	40	Not informed
7145534	-27,43006000	-48,47656000	SC	Florianopolis	ROD. TERTULIANO BRITO XAVIER, 2352	Rooftop	Mast	4	Not informed
7143168	-21,04210000	-40,83100000	ES	Marataizes	RUA MARIA HORTIZ, S/N	Tower (Greenfield)	Self-supporting	35	-
7148981	-26,93240000	-48,95350000	SC	Gaspar	RUA DORALÍCIO GARCIA, 330	Rooftop	Mast	(10+10+10+10+7 +7)	-
655458	-18,65810000	-41,39740000	MG	Mendes Pimentel	RUA DA TORRE, S/N	Tower (Greenfield)	Pole	30	-
657856	-17,80440000	-41,78830000	MG	Pote	AV. DOUTOR GETÚLIO VARGAS,321	Tower (Greenfield)	Pole	40	-
7145368	-27,07420000	-52,62663000	SC	Chapeco	AVENIDA FERNANDO MACHADO, 3639	Rooftop	Mast	(3+3)	-

Indoor Sites

Primary identification key of the site	Secondary identification	Latitude	Longitude	State	Municipality	Address	Name	Site description	Site type	System (Passive/Active)	System (SISO/MIMO)
40700	SRRJCTO302 4	-22,90970000	-43,17804500	RJ	Rio De Janeiro	Rua Senador Dantas, 105 - BB SEDAN 23 andares	BB SEDAN	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO
13778	SRMGBPR42 03	-19,92150000	-43,95085200	MG	Belo Horizonte	Avenida Augusto de Lima, 1549 - Forum Lafayete	Forum Lafayete	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
17779	RJSMI2621	-22,79690000	-43,35110000	RJ	Sao Joao De Meriti	Rodovia Presidente Dutra, 4200 - Shopping Grande Rio	Shopping Grande Rio	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
22803	SPWST2671	-23,62320000	-46,69843000	SP	Sao Paulo	AV ROQUE PETRONI JUNIOR, 1089 / TE	Shopping Center Morumbi	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

6176	SPWCB3642	-23,62750000	-46,65890000	SP	Sao Paulo	Av. Washington Luís, s/n - Aeroporto Internacional de Congonhas	Aeroporto Congonhas	Airport	Type 3 - Shopping malls and others	PASSIVE	SISO
44270	SRCEFLA014 2	-3,77920000	-38,54085000	CE	Fortaleza	Av. Senador Carlos Jereissati, 3000	Aeroporto Fortaleza	Airport	Type 3 - Shopping malls and others	PASSIVE	SISO
5760	SPGRS2853	-23,48880000	-46,54870000	SP	Guarulhos	Rod. Presidente Dutra, Km 230 - Internacional Shopping Guarulhos	Internacional Shopping Guarulhos	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5766 / 5767	SPGRS4359 /SPGRS4360	-23,42640000	-46,48262000	SP	Guarulhos	Rod. Hélio Schmidt, s/n - Aeroporto Internacional de São Paulo (Cumbica)	Aeroporto Guarulhos	Airport	Type 3 - Shopping malls and others	PASSIVE	SISO
9266	SRBASCT020 4	-12,91450000	-38,33491600	BA	Salvador	PRACA GAGO COUTINHO, 282,	Aeroporto Salvador	Airport	Type 3 - Shopping malls and others	PASSIVE	SISO
17062	SRRJCTO300 7	-22,91100000	-43,16650000	RJ	Rio De Janeiro	Praça Senador Salgado Filho, S/N - Aeroporto Santos Dumont	Aeroporto Santos Dumont	Airport	Type 3 - Shopping malls and others	PASSIVE	SISO
24395	DFIND0132	-15,83610000	-48,05711100	DF	Brasilia	CSB 2, Lotes 1/4, Alameda Shopping	Alameda Shopping	Shopping Mall	Type 3 - Shopping malls and others	Passive	SISO
5686	SPBRE4271	-23,49650000	-46,84910000	SP	Barueri	Al. Rio Negro, 1033 - Alphaville Shopping	Alphaville Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5089	SPMIA2859	-22,18620000	-49,96714000	SP	Marilia	R. dos Tucunarés, 500 - Aquarius Shopping	Aquarius Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

4635	SPARC2841	-21,22200000	-50,43551000	SP	Aracatuba	Av. Joaquim Pompeu de Toledo, 601 - Araçatuba Shopping	Araçatuba Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
25798	SRRSIND052 5	-30,03210000	-51,23039000	RS	Porto Alegre	PRACA DA MATRIZ SN	Assembleia Legislativa do Estado do Rio Grande do Sul	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
17918	SRRJBTJ3031	-22,99740000	-43,35841000	RJ	Rio De Janeiro	Avenida das Américas, 4666	Barra Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4709	SPBRU2845	-22,34230000	-49,04950000	SP	Bauru	R. Henrique Savi, 15-55 - Bauru Shopping	Bauru Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
25793	SRRSIND051 9	-30,05010000	-51,22902780	RS	Porto Alegre	AVENIDA PRAIA DE BELAS, 1181	Belas Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
13727	SRMGBEL41 93	-19,97400000	-43,94454800	MG	Belo Horizonte	Rodovia BR-356, 3049 - BH Shopping	BH Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
13836	MGCEM4198	-19,94300000	-44,03991200	MG	Contagem	Avenida João César de Oliveira, 1275 - Big Shopping (32260-250)	Big Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6650	SPWST4067	-23,65430000	-46,70053000	SP	Sao Paulo	R. Borba Gato, 59 - Boa Vista Shopping	Boa Vista Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
16827	RJBOT2604	-22,94730000	-43,18330000	RJ	Rio De Janeiro	Praia de Botafogo, 400 - Botafogo Praia Shopping	Botafogo Praia Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

45016	DFIND0726	-15,73340000	-47,89914000	DF	Brasilia	SETOR TERMINAL NORTE, CONJUNTO J, BOULEVARD SHOPPING	BOULEVARD SHOPPING	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6119	SPWBF2628	-23,52660000	-46,68090000	SP	Sao Paulo	Rua Turiassú, 2100	Bourbon Shopping Pompéia	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24393	DFIND0130	-15,78730000	-47,88880600	DF	Brasilia	QD SCN Q 5 BL A, 0 - ASA NORTE	Brasília Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5556	SPSVE2890	-23,96750000	-46,38360000	SP	Sao Vicente	R. Frei Gaspar, 365 – Brisamar Shopping	Brisamar Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4951	SPGTA2632	-22,81250000	-45,19760000	SP	Guaratingueta	Av. Juscelino Kubtscheck de Oliveira, 351 - Buriti Shopping Guará	Buriti Shopping Guará	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
27674	SRGOIND01 99	-16,74120000	-49,27594400	GO	Goiania	Av. Rio Verde, Qd. 102-104	Buriti Shopping Guará	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24396	DFIND0133	-15,80200000	-47,86500000	DF	Brasilia	Câmara dos Deputados - Praça dos Três Poderes	Câmara dos Deputados - Praça dos Três Poderes	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
24085	SRCEFLA040 0	-3,76784000	-38,49533600	CE	Fortaleza	AV DR TOMPSON BULCÁO 830	Camara dos Vereadores	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
17064	SRRJCTO301 9	-22,91040000	-43,17550000	RJ	Rio De Janeiro	Praça Floreano, s/n – Camara Municipal	Camara Municipal	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO

4761	SPCAS2846	-22,93230000	-47,07810000	SP	Campinas	R. Jacy Teixeira Camargo, 940 - Campinas Center	Campinas Center	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4844	SPCGT2849	-23,62430000	-45,41059000	SP	Caraguatatuba	Av. Arthur Costa Filho, 937 - Caraguá Praia Shopping	Caraguá Praia Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
27204	PRIND0394	-23,34360000	-51,18611111	PR	Londrina	RODOVIA CELSO GARCIA CID, S/N	Catuaí Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
50578	SRRJDQX305 9	-22,78740000	-43,28660200	RJ	Duque De Caxias	Rodovia Washington Luis, 2895 - Caxias Shopping	Caxias Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
53200	SRRJTNQ305 5	-22,92490000	-43,36147300	RJ	Rio De Janeiro	Avenida Geremário Dantas, 402 - Center Shopping	Center Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5350	SPSJC5473	-23,19940000	-45,88091667	SP	Sao Jose Dos Campos	Av. Deputado Benedito Matarazzo, 9403 - Center Vale Shopping	Center Vale Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6759	SPWVP4227	-23,59350000	-46,58554000	SP	Sao Paulo	Av. Dr. Francisco Mesquita, 1000 - Central Plaza Shopping	Central Plaza Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
18948	SRCEFLA042 4	-3,80637000	-38,53233333	CE	Fortaleza	AV DR SILAS MUNGUBA, 5700	Centro Administrativo do Banco do Nordeste	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO
44517	SRRJBOT302 7	-22,95040000	-43,18064400	RJ	Rio De Janeiro	Praia de Botafogo, 501 - Centro Empresarial Mourisco	Centro Empresarial Mourisco	Business Center	Type 3 - Shopping malls and others	PASSIVE	SISO

16874	SRRJBTJ3047	-22,98310000	-43,36490000	RJ	Rio De Janeiro	Av Ayrton Senna, 3000 - Via Parque - Citibank Hall	Citibank Hall	Concert Venue	Type 3 - Shopping malls and others	PASSIVE	SISO
73192	SPBRE0581	-23,50590000	-46,83716000	SP	Barueri	Av Marcos P de Ulhoa Rodrigues, 939 - AZUL	Condomínio Castelo Office Park	Corporate Building	Type 3 - Shopping malls and others	Passive	SISO
6350	SPWJE2880	-23,54760000	-46,75700000	SP	Sao Paulo	Av. Leão Machado, 100 - Continental Shopping	Continental Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24224	SRRJCTO304 5	-22,90810000	-43,16976100	RJ	Rio De Janeiro	Av. Marechal Câmara, 314 - Defensoria Pública (DPGE)	Defensoria Pública (DPGE)	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
14425	SRMGLUR41 96	-19,92780000	-43,94688900	MG	Belo Horizonte	Avenida Olegário Maciel, 1600 - Diamond Mall Shopping	Diamond Mall Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17123	SRRJDQX400 7	-22,78610000	-43,31112000	RJ	Duque De Caxias	AV GOV LEONEL DE MOURA BRIZOLA 1777	ELA Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5090	SPMIA2860	-22,22390000	-49,93360000	SP	Marilia	Av. Esmeraldas, 701 - Esmeralda Plaza Shopping	Esmeralda Plaza Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5390	SPSOC2891	-23,53360000	-47,46280000	SP	Sorocaba	Av. Izoraida Marques Peres, 401 - Esplanada Shopping	Esplanada Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6723	SPWVG2881	-23,51100000	-46,61230000	SP	Sao Paulo	R: José Bernardo Pinto, 333 - Expo Center Norte	Expo Center Norte	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

75354	SPWST0333	-23,62710000	-46,70197300	SP	Sao Paulo	R. Arquiteto Olavo Redig de Campos, 105 - EZ Towers - Torre A	EZ Towers - Torre A	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO
4894	SPFAC2636	-20,54800000	-47,41690000	SP	Franca	Av. Rio Negro, 1100 – Franca Shopping	Franca Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4780	SPCAS4833	-22,86340000	-47,02280000	SP	Campinas	Rodovia Dom Pedro I, Km 131,5 - Galeria Shopping	Galeria Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4881	SPCTD2850	-21,12660000	-48,97750000	SP	Catanduva	Av. José Nelson Machado, 280 - Garden Catanduva Shopping	Garden Catanduva Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
25215	MTCBA0068	-15,58820000	-56,11236100	MT	Cuiaba	AV. LAVA PÉS	Goiabeiras Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6026	SPSNE2870	-23,64970000	-46,53150000	SP	Santo Andre	Av. Industrial, 600 - Grand Plaza Shopping (Antigo ABC Plaza Shopping)	Grand Plaza Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
16815	SRRJBNF305 0	-22,88650000	-43,28513900	RJ	Rio De Janeiro	Avenida Dom Hélder Câmara, 5474	Norte Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
14431	SRMGLUX64 93	-19,95070000	-43,95887000	MG	Belo Horizonte	Rua Gentios, 1350 - Hospital Luxemburgo/Mário Penna	Hospital Luxemburgo	Hospital	Type 2 - Hospital	PASSIVE	SISO
44972	SRCEFLA024 6	-3,72384000	-38,48531700	CE	Fortaleza	Avenida Beira-Mar, No 3980	Hotel Gran Marquise	Hotel	Type 3 - Shopping malls and others	PASSIVE	SISO

23412	SRCEFLA029 6	-3,75023000	-38,44808900	CE	Fortaleza	Av Dioguinho, 4189	Hotel Vila Gale	Hotel	Type 3 - Shopping malls and others	PASSIVE	SISO
17469	RJNIU2623	-22,75360000	-43,45420500	RJ	Nova Iguacu	Av Governador Roberto da Silveira, 540 - Iguaçu Top Shopping	Iguaçu Top Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5312	SPSCL2874	-22,01770000	-47,91460000	SP	Sao Carlos	Passeio dos Flamboyants, 200 - Iguatemi São Carlos	Iguatemi São Carlos	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17559	RJPTG2607	-22,80180000	-43,20167900	RJ	Rio De Janeiro	Avenida Maestro Paulo Silva, 400	Ilha Plaza	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5016	SPJCI2856	-23,30420000	-45,96330000	SP	Jacarei	R. Barão de Jacareí, 364 - Jacareí Shopping	Jacareí Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5009	SPJAU2857	-22,29750000	-48,54580000	SP	Jau	Av. Dr. Quinzinho, 511 - Jaú Shopping	Jaú Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17296	SRRJJCP3042	-22,97540000	-43,39050700	RJ	Rio De Janeiro	Avenida Embaixador Abelardo Bueno, 3401	Jeunesse Arena	Stadium	Type 1 - Stadium	PASSIVE	SISO
5191	SPPGE5270	-23,99600000	-46,40744659	SP	Praia Grande	AV AYRTON SENNA DA SILVA, 1500	Litoral Plaza Shopping	Shopping Mall	Type 3 - Shopping malls and others	Passive	SISO
4048	PBMAN4590	-7,09805000	-34,84499700	PB	Joao Pessoa	Avenida Gov Flavio Ribeiro Coutinho 805/TO	Manaíra Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24125	SPWST3333	-23,62140000	-46,69962000	SP	Sao Paulo	Av. Dr. Chucri Zaidan, 902 (Market Place Offices - Torres de escritório)	Market Place Offices - Torres de escritório	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO

6649	SPWST4066	-23,62140000	-46,69962000	SP	Sao Paulo	Av. Dr. Chucri Zaidan, 902	Market Place Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5890	SPMAU2861	-23,66440000	-46,46070000	SP	Maua	Av. Governador Mario Covas Junior, 01 - Mauá Plaza Shopping	Mauá Plaza Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5854	SPJAI2858	-23,16800000	-46,89205556	SP	Jundiai	Av. Antônio Frederico Ozanan, 6000 - Maxi Shopping Jundiaí	Maxi Shopping Jundiaí	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
19690	SRAMMNS3 304	-3,10138000	-60,02472200	AM	Manaus	Avenida Djalma Batista, 1661 - Millennium Shopping	Millennium Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
15097	SRMGUNI41 94	-19,87460000	-43,92567200	MG	Belo Horizonte	Avenida Cristiano Machado, 4000 - Minas Shopping	Minas Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24402	DFIND0139	-15,80150000	-47,86780600	DF	Brasilia	Itamaraty - Esplanada dos Ministérios, Bloco H, Ministério das Relações Exteriores	Ministério das Relações Exteriores	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
5498	SPSTS2871	-23,96680000	-46,33490000	SP	Santos	Av. Euclides da Cunha, 21 - Miramar Shopping	Miramar Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5900	SPMCZ2862	-23,51570000	-46,17960000	SP	Mogi Das Cruzes	Av. Ver. Narciso Yague Guimarães, 1001 - Mogi Shopping	Mogi Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6648	SPWST4065	-23,62320000	-46,69843000	SP	Sao Paulo	AV ROQUE PETRONI JUNIOR, 1089	Morumbi Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

4474	RNCAN6201	-5,84138000	-35,21055500	RN	Natal	Avenida Senador Salgado Filho 2234	Natal Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
18944	SRCEFLA029 7	-3,73527000	-38,56638889	CE	Fortaleza	Av. Bezerra de Menezes, no. 2450 (North Shopping)	North Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5269	SPRPO2866	-21,20720000	-47,76361111	SP	Ribeirao Preto	Av. Presidente Kennedy, 1500 - Novo Shopping	Novo Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
38876	SPOCO0087	-23,52930000	-46,77787000	SP	Osasco	Rua Tenente Avelar Pires de Azevedo, 81 - Osasco Plaza Shopping	Osasco Plaza Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4403	PERCE3244	-8,06522000	-34,87344400	PE	Recife	Rua Cais da Alfadênga S/N	Paço Alfândega Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
72069	PESTA3052	-8,06006000	-34,87816000	PE	Recife	Praça da Republica, S/N	Palácio das Princesas	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
25229	MTCBA0111	-15,57580000	-56,07147200	MT	Cuiaba	AV. RUBENS DE MENDONÇA	Pantanal Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
50780	SRRJCGR302 2	-22,92710000	-43,57512700	RJ	Rio De Janeiro	Estrada do Monteiro, 1200 - Park Shopping Campo Grande	Park Shopping Campo Grande	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4779 / 23280	SPCAS4832 / SPCAS2673	-22,84680000	-47,06130000	SP	Campinas	Av. Guilherme Campos, 500 - Parque Dom Pedro Shopping	#N/D	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

23674	PAICO2253	-1,37000000	-48,44638889	PA	Belem	Rodovia Augusto Montenegro, 4300 (Parque Shopping Belém)	Parque Shopping Belém	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5218	SPPPE2851	-22,12100000	-51,38540000	SP	Presidente Prudente	Rua Siqueira Campos, 1545 - Parque Shopping Prudente	Parque Shopping Prudente	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
72279	ALMCO2399	-9,55989400	-35,74447500	AL	Maceio	AV MENINO MARCELO, 3800 TABULEIRO MARTINS	Patio Maceio Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
9083	SRBAIGW02 08	-12,99570000	-38,46727700	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 1034, PITUBA PARQUE CENTER	PITUBA PARQUE CENTER	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
40725	RJGAV0727	-22,97830000	-43,23029300	RJ	Rio De Janeiro	Rua Vice-Governador Rúbens Berardo, 100	Planetário	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO
5446	SPSRR2840	-20,82790000	-49,38630000	SP	Sao Jose Do Rio Preto	Av. José Munia, 4775 - Plaza Avenida Shopping	Plaza Avenida Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5838	SPITU2855	-23,26420000	-47,28040000	SP	Itu	Av. Dr. Ermelindo Maffei, 1199 - Plaza Shopping Itu	Plaza Shopping Itu	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5447	SPSRR2875	-20,81170000	-49,38147222	SP	Sao Jose Do Rio Preto	R. Bernardino de Campos, 2940 - Praça Shopping	Praça Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5499	SPSTS2872	-23,97770000	-46,30950000	SP	Santos	R. Alexandre Martins, 80 - Praiamar Shopping	Praiamar Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

17436	RJNCT2643	-22,89510000	-43,11883300	RJ	Niteroi	Rua da Conceição, 188	Prédio Comercial	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO
24400	DFIND0137	-15,80850000	-47,85938900	DF	Brasilia	SET SAFS QUADRA 4 LOTE 3, 0 - ZONA CÍVICO ADMINIST	Procuradoria Geral da República	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
5219	SPPPE2865	-22,11610000	-51,40760000	SP	Presidente Prudente	Av. Manoel Goulart, 2400 - Prudenshopping	Prudenshopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6784	SPWVS2253	-23,58820000	-46,75102000	SP	Sao Paulo	Rod. Raposo Tavares, Km 14,5 - Raposo Shopping (Antigo Shopping Off Price Raposo)	Raposo Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17286	SRRJJBT3041	-22,96060000	-43,20939000	RJ	Rio De Janeiro	Rua Jardim Botânico, 266 - Rede Globo	Rede Globo	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO
5281	SPRPO5314	-21,21330000	-47,81638889	SP	Ribeirao Preto	Av. Cel. Fernando Ferreira Leite, 1540 - Ribeirão Shopping	Ribeirão Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17298/ 73191	SRRJJCP3043 / SRRJJCP3053	-22,97660000	-43,41090000	RJ	Rio De Janeiro	Avenida Salvador Allende, 6555	#N/D	Convention Center	Type 3 - Shopping malls and others	PASSIVE	SISO
50509	SRRJBOT302 1	-22,95370000	-43,17854300	RJ	Rio De Janeiro	Rua Gerenal Severiano, 97 - Rio Plaza Shopping	Rio Plaza Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5448	SPSRR2876	-20,83520000	-49,39870000	SP	Sao Jose Do Rio Preto	Av. Brigadeiro Faria Lima, 6363 - Riopreto Shopping Center	Riopreto Shopping Center	Shopping Mall	Type 3 - Shopping malls and others	Passive	SISO

26585	SCFNS0458	-27,59050000	-48,51528000	SC	Florianopolis	AVENIDA MADRE BENVENUTA	Shooping Iguatemi	Shopping Mall	Type 3 - Shopping malls and others	Passive	SISO
14784	SRMGSAV43 63	-19,93840000	-43,93714800	MG	Belo Horizonte	Rua Alagoas, 1314 - Shopping 5- Avenida	Shopping 5- Avenida	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6034	SPSNE4571	-23,66800000	-46,53336000	SP	Santo Andre	Av. Pereira Barreto, 42 – Shopping ABC (Antigo Mappin ABC)	Shopping ABC	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
27591	PRCTA0869	-25,46350000	-49,29051111	PR	Curitiba	SHOPPING ÁGUA VERDE - AVENIDA REPÚBLICA ARGENTINA, 1927	SHOPPING ÁGUA VERDE	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
18946	SRCEFLA029 9	-3,73333000	-38,49777778	CE	Fortaleza	Av. Dom Luis, no. 500 (Shopping Aldeota)	Shopping Aldeota	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
14539	MGNLA4722	-19,98620000	-43,94726000	MG	Nova Lima	Rua Senador Milton Campos, 115 - (Shopping Alta Vila)	Shopping Alta Vila	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6721	SPWVF4169	-23,56180000	-46,56054200	SP	Sao Paulo	Av. Regente Feijó, 1739	Shopping Anália Franco	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
16998	SRRJCPS3057	-21,76360000	-41,33308000	RJ	Campos Dos Goytacazes	Av. 28 de Março, 574 - Shopping Avenida 28	Shopping Avenida 28	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
9201	SRBAPOK02 01	-13,00670000	-38,52452400	BA	Salvador	AVENIDA CENTENARIO, 2992	Shopping Barra	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

4159	PEBVT3241	-8,05990000	-34,88776400	PE	Recife	Rua do Giriquiti 48	Shopping Boa Vista	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
38449	SPGRS0084	-23,43410000	-46,40342000	SP	Guarulhos	Avenida Juscelino Kubitschek de Oliveira, 5308- Shopping Bomsucesso	Shopping Bomsucesso	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24800	SRGOGNA0 304	-16,69500000	-49,26538900	GO	Goiania	Rua 9, 1855	Shopping Bougainville	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
45166	SRRJCPS3058	-21,75490000	-41,34913000	RJ	Campos Dos Goytacazes	Rua Doutor Silvio Bastos Tavares, 330 - Shopping Boulevard Campos	Shopping Boulevard Campos	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17668	SRRJSCR302 8	-22,91930000	-43,25045000	RJ	Rio De Janeiro	Rua Barão de São Francisco, 236 - Shopping Boulevard RioShopping antigo Iguatemi	Shopping Boulevard Rio	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
51182	ESVVA3847	-20,39240000	-40,31804200	ES	Vila Velha	Rodovia do Sol, Km 5000 (Shopping Boulevard Vila Velha)	Shopping Boulevard Vila Velha	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6783	SPWVS4237	-23,58440000	-46,72507000	SP	Sao Paulo	Av. Prof. Francisco Morato, 2718 - Shopping Butantã	Shopping Butantã	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
38438	SPWCL0085	-23,64950000	-46,75729000	SP	Sao Paulo	Estrada do Campo Limpo, 45 - Shopping Campo Limpo	Shopping Campo Limpo	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
44607	RSCAN0958	-29,91030000	-51,18295000	RS	Canoas	AV GUILHERME SCHELL 6750/ TE	SHOPPING CANOAS	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

19772	PABLM2198	-1,40388000	-48,43055600	PA	Belem	Rod. BR - 316, Km 1, s/n (Shopping Castanheira)	Shopping Castanheira	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6230	SPWCO2634	-23,55840000	-46,65950000	SP	Sao Paulo	Av. Paulista, 2064 - Shopping Center 3	Shopping Center 3	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
44758	SPFND1291	-20,27140000	-50,23365000	SP	Fernandopolis	Av. Litério Grecco, 600 - Shopping Center Fernandópolis	Shopping Center Fernandópolis	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6426	SPWLP2883	-23,52120000	-46,70080000	SP	Sao Paulo	R. Guaicurus, esquina com a Rua Catão - Shopping Center Lapa	Shopping Center Lapa	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6727	SPWVG4173	-23,51540000	-46,61786000	SP	Sao Paulo	TV CASALBUONO, 120	Shopping Center Norte	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6495	SPWPH3954	-23,52380000	-46,54694000	SP	Sao Paulo	R. Doutor João Ribeiro,304 - Shopping Center Penha	Shopping Center Penha	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5254	SPRCO2868	-22,41200000	-47,55475833	SP	Rio Claro	Av. Conde Francisco Matarazzo, 205 - Shopping Center Rio Claro	Shopping Center Rio Claro	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
13995	SRMGCTO41 95	-19,92170000	-43,93989300	MG	Belo Horizonte	Rua Tupis, 337 - Shopping Cidade	Shopping Cidade	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
27208	PRIND0399	-25,47240000	-49,25280556	PR	Curitiba	AVENIDA MARECHAL FLORIANO PEIXOTO, 4880	Shopping Cidade	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

5359	SPSJC5482	-23,20570000	-45,90733333	SP	Sao Jose Dos Campos	Av. São João, 2200 - Shopping Colinas	Shopping Colinas	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6497	SPWPI3937	-23,52020000	-46,62322000	SP	Sao Paulo	AV. CRUZEIRO DO SUL, 1100 - SHOPPING D	SHOPPING D	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6307	SPWIB3783	-23,60880000	-46,69695000	SP	Sao Paulo	Av. das Naçoes Unidas, 12555 - Shopping D&D	Shopping D&D	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17180	SRRJGAV303 6	-22,97510000	-43,22848700	RJ	Rio De Janeiro	Rua Marquês de São Vicente, 52 - Shopping da Gávea	Shopping da Gávea	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
53050	SRMASLS168 6	-2,52753000	-44,25508800	MA	Sao Luis	Av. Daniel de La Touche, 987	Shopping Da Ilha	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
13810	SRMGCAI41 97	-19,88950000	-43,96797500	MG	Belo Horizonte	Avenida Presidente Carlos Luz, 3001 - Shopping Del Rey	Shopping Del Rey	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6507	SPWPN3976	-23,57250000	-46,69588000	SP	Sao Paulo	Av. Rebouças, 3970	Shopping Eldorado	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6159	SPWBV3590	-23,55390000	-46,65269000	SP	Sao Paulo	R. Frei Caneca, 569 - Shopping Frei Caneca	Shopping Frei Caneca	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
50637	SPCOA0258	-23,59220000	-46,83274000	SP	Cotia	Rodovia Raposo Tavares, km 23	Shopping Grand Vianna	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

4305	PEJBO3326	-8,16833000	-34,91888600	PE	Jaboatao Dos Guararapes	Avenida Barreto de Menezes 800	Shopping Guararapes	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6459 / 22802	SPWMM3912 / SPWMM2797	-23,60990000	-46,66645000	SP	Sao Paulo	Av. Ibirapuera, 3103 - Shopping Ibirapuera	#N/D	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
18945	SRCEFLA029 8	-3,75750000	-38,48805556	CE	Fortaleza	Av. Washington Soares, no. 85 (Shopping Iguatemi)	Shopping Iguatemi	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
44442	SPWPN0266	-23,57810000	-46,68870000	SP	Sao Paulo	Rua Angelina Maffei Vita, s/n° - Shopping Iguatemi - Expansão Fase III	Shopping Iguatemi	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6508	SPWPN3977	-23,57690000	-46,68800000	SP	Sao Paulo	Av. Brig. Faria Lima, 2232	Shopping Iguatemi	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
25802	RSIND0529	-29,17660000	-51,21786000	RS	Caxias Do Sul	RST 453 2787 SN	SHOPPING IGUATEMI CAXIAS	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
8909	SRBABDA02 02	-12,98130000	-38,46497222	BA	Salvador	AVENIDA TANCREDO NEVES, 42¬152, SHOPPING IGUATEMI SALVADOR	SHOPPING IGUATEMI SALVADOR	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6194	SPWCG3654	-23,67400000	-46,67680000	SP	Sao Paulo	AV. INTERLAGOS, 2255 - Shopping Interlagos	Shopping Interlagos	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
26628	SCIND0277	-27,58550000	-48,61470800	SC	Sao Jose	RUA GERONCIO THIVES	Shopping Itaguaçu	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

9082	SRBAIGW00 96	-12,99640000	-38,46382100	BA	Salvador	AVENIDA ANTONIO CARLOS MAGALHAES, 848, SHOPPING ITAIGARA	SHOPPING ITAIGARA	Shopping	Type 3 - Shopping malls and others	PASSIVE	SISO
4652	SPARQ2842	-21,78270000	-48,20135556	SP	Araraquara	Acesso Engenheiro Heitor de Souza Pinheiro, 2270 - Shopping Jaraguá	Shopping Jaraguá	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6702	SPWVA4154	-23,63110000	-46,73585000	SP	Sao Paulo	Av. Giovanni Gronchi, 5819 - Shopping Jardim Sul	Shopping Jardim Sul	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4923	SPGJA2852	-23,99770000	-46,25663889	SP	Guaruja	Av. Marechal Deodoro da Fonseca, 885	Shopping La Plage	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6724	SPWVG2884	-23,51460000	-46,61530000	SP	Sao Paulo	Av. Otto Baumgart, 500 – Shopping Lar Center	Shopping Lar Center	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6088	SPWAC2885	-23,56590000	-46,50340000	SP	Sao Paulo	Av. Aricanduva, 5555 – Shopping Leste Aricanduva	Shopping Leste Aricanduva	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6548	SPWRE2886	-23,54660000	-46,63857000	SP	Sao Paulo	R. Coronel Xavier de Toledo, 23 - Shopping Light	Shopping Light	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
40763	SPWBS0086	-23,53640000	-46,61826000	SP	Sao Paulo	Rua Barão de Ladário, 566/670 - Shopping Mega Polo Moda	Shopping Mega Polo Moda	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
50635	ESSEA3846	-20,23970000	-40,27483900	ES	Serra	Av. João Palácios, 300 (SHOPPING MESTRE ALVARO)	SHOPPING MESTRE ALVARO	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

6676	SPWTA2887	-23,53900000	-46,57630000	SP	Sao Paulo	R. Gonçalves Crespo, 78 - Shopping Metrô Boulevard Tatuapé	Shopping Metrô Boulevard Tatuapé	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6334	SPWIT2888	-23,54070000	-46,47020000	SP	Sao Paulo	Av. José Pinheiro Borges, s/n - Shopping Metrô Itaquera	Shopping Metrô Itaquera	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6743	SPWVM4203	-23,59900000	-46,63708000	SP	Sao Paulo	Av. Domingos de Morais, 2564 - Shopping Metrô Santa Cruz	Shopping Metrô Santa Cruz	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6682	SPWTA4134	-23,54130000	-46,57633000	SP	Sao Paulo	R. Domingos Agostim, 91 - Shopping Metrô Tatuapé	Shopping Metrô Tatuapé	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5963	SPSBO2624	-23,69310000	-46,55030000	SP	Sao Bernardo Do Campo	Praça Samuel Sabatini, 200 - Shopping Metrópole	Shopping Metrópole	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
27593	PRIND0574	-25,43530000	-49,27459500	PR	Curitiba	SHOPPING METROPOLITAN - PRAÇA RUI BARBOSA, S/N	SHOPPING METROPOLITAN	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4522	RNLSA6033	-5,81236000	-35,20513000	RN	Natal	Avenida Bernardo Vieira 3775.Shopping Midway mall.	Shopping Midway Mall	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17081	SRRJDCT303 7	-22,87850000	-43,27290000	RJ	Rio De Janeiro	Avenida Pastor Martin Luther King Jr, 126	Shopping Nova America	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5500	SPSTS2873	-23,96900000	-46,33270000	SP	Santos	Av. Ana Costa, 549 - Shopping Parque Balneário	Shopping Parque Balneário	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

19773	PABLM2199	-1,45900000	-48,49500000	PA	Belem	Trav. Padre Eutíquio, no. 1078 (Shopping Pátio Belém)	Shopping Pátio Belém	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6240	SPWCO3720	-23,54210000	-46,65741000	SP	Sao Paulo	Av. Higienópolis, 618 - Shopping Pátio Higienópolis	Shopping Pátio Higienópolis	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
40604	SPSTS1165	-23,96500000	-46,33217000	SP	Santos	Av. Ana Costa, 465 - Shopping Pátio Iporanga	Shopping Pátio Iporanga	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6168	SPWBV3936	-23,57060000	-46,64344000	SP	Sao Paulo	R. Treze de Maio, 1947 – Shopping Pátio Paulista (Antigo Shopping Paulista)	Shopping Pátio Paulista	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
14782	SRMGSAV42 04	-19,94030000	-43,93356000	MG	Belo Horizonte	Avenida do Contorno, 6061 - Shopping Pátio Savassi	Shopping Pátio Savassi	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
8877	SRBAASG02 03	-12,98340000	-38,51294300	BA	Salvador	RUA CONS. JUNQUEIRA AYRES, 165/TO	Shopping Piedade	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5140	SPPAA2864	-22,70420000	-47,65020000	SP	Piracicaba	Av. Limeira, 722 - Shopping Piracicaba	Shopping Piracicaba	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
23302	SPLRA3541	-22,57100000	-47,40854000	SP	Limeira	Rua Carlos Gomes, 1321 â“ Centro - Shopping Plaza Limeira	Shopping Plaza Limeira	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
51022	RJMCE2672	-22,39240000	-41,80711700	RJ	Macae	Avenida Aluízio da Silva Gomes, 800 - Shopping Plaza Macaé	Shopping Plaza Macaé	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

6672	SPWSU4114	-23,61980000	-46,62783000	SP	Sao Paulo	Praça Leonor Kaupa, 100 - Shopping Plaza Sul	Shopping Plaza Sul	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17347	SRRJMAD30 44	-22,87250000	-43,33862000	RJ	Rio De Janeiro	Estrada da Portela, 99 – Shopping Polo1	Shopping Polo1	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
25424	ROPVO3087	-8,74852000	-63,87610000	RO	Porto Velho	Av. Rio Madeira - Shopping Porto Velho	Shopping Porto Velho	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
30998	SPDDA0082	-23,69140000	-46,62315000	SP	Diadema	Rua Graciosa, s/n	Shopping Praça Da Moça	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4151	PEBVG3243	-8,11721000	-34,90583100	PE	Recife	Rua Padre Carapuceiro 777	Shopping Recife	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
19100	SRMASLS154 7	-2,53375000	-44,22575600	MA	Sao Luis	Av. São Luís Rei de França, no 08, bairro Turú. Shopping Rio Anil.	Shopping Rio Anil	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
16828	SRRJBOT305 2	-22,95710000	-43,17660000	RJ	Rio De Janeiro	Rua Lauro Muller, 116	Shopping Rio Sul	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5270	SPRPO2867	-21,18160000	-47,80805556	SP	Ribeirao Preto	R. São José, 933 - Shopping Santa Úrsula	Shopping Santa Úrsula	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17755	RJSGO2908	-22,81440000	-43,07044300	RJ	Sao Goncalo	Rua Nova Jersey, s/n - Lote 1 - Shopping São Gonçalo	Shopping São Gonçalo	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

44486	MGSLA2096	-19,47500000	-44,27115000	MG	Sete Lagoas	Rua Otávio Campelo Ribeiro, 2801 (Shopping Sete Lagoas)	Shopping Sete Lagoas	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6196	SPWCG3656	-23,67730000	-46,69782000	SP	Sao Paulo	Av. das Nações Unidas, 22540 - Shopping SP Market	Shopping SP Market	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6078	SPTBS4662	-23,61270000	-46,77583000	SP	Taboao Da Serra	Rod. Régis Bittencourt, Km 271,5 - Shopping Taboão	Shopping Taboão	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
4409	PESAR3429	-8,03845000	-34,87177200	PE	Recife	Avenida Agamenon Magalhaes 153	Shopping Tacaruna	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5675	SPBRE2844	-23,50430000	-46,83460000	SP	Barueri	Av. Piracema, 669 – Shopping Tamboré	Shopping Tamboré	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
17643	SRRJRCP302 9	-22,92170000	-43,23510200	RJ	Rio De Janeiro	Avenida Maracanã, 987 - Shopping Tijuca	Shopping Tijuca	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
27207	PRIND0398	-25,47860000	-49,29361111	PR	Curitiba	RUA ITACOLOMI, 100	Shopping Total	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
50922	PAPUP2033	-6,09166000	-49,85555500	PA	Parauapebas	Rodovia PA 275, Km 55 - Shopping Unique	Shopping Unique	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
14210	MGIIG4202	-19,49620000	-42,56532000	MG	Ipatinga	Rodovia BR-381 (Avenida Pedro Linhares Filho), Km 206 - Industrial - Shopping Vale do Aço	Shopping Vale do Aço	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

38688	SPVOS1097	-22,98160000	-47,01263000	SP	Valinhos	Rua Paiquerê, 200 – Shopping Valinhos	Shopping Valinhos	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
16875	SRRJBTJ3048	-22,98200000	-43,36177800	RJ	Rio De Janeiro	Avenida Ayrton Senna, 3000 - Shopping Via Parque	Shopping Via Parque	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
50781	SRRJBTJ3023	-22,99870000	-43,35119300	RJ	Rio De Janeiro	Avenida das Américas, 3900	Shopping Village Mall	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6104	SPWAP3569	-23,55010000	-46,72125000	SP	Sao Paulo	Av. das Nações Unidas, 4777 - Shopping Villa-Lobos	Shopping Villa-Lobos	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
16692	ESVTA3811	-20,31230000	-40,28709300	ES	Vitoria	Avenida Nossa Senhora dos Navegantes, 1440 - Shopping Vitória	Shopping Vitória	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6125	SPWBF3584	-23,52650000	-46,67356000	SP	Sao Paulo	Av. Antártica, 380 - Shopping West Plaza	Shopping West Plaza	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
44677	RJVRD2280	-22,51660000	-44,10704300	RJ	Volta Redonda	Rua Brás Magaldi Fernandes, 300	Sider Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5391	SPSOC2892	-23,49620000	-47,46760000	SP	Sorocaba	Av. Afonso Vergueiro, 1700/1766 - Sorocaba Shopping	Sorocaba Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5923	SPOCO2640	-23,53580000	-46,77110000	SP	Osasco	Av. dos Autonomistas, 1828 - Super Shopping Osasco	Super Shopping Osasco	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO

27594	PRCTA0576	-25,45370000	-49,28855600	PR	Curitiba	Supermercado Angeloni - Avenida República Argentina,	Supermercado Angeloni	Supermarket	Type 3 - Shopping malls and others	PASSIVE	SISO
6066	SPSZN2893	-23,54330000	-46,31850000	SP	Suzano	R. Sete de Setembro, 555 - Suzano Shopping	Suzano Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24394	DFIND0131	-15,84100000	-48,04519400	DF	Brasilia	Rua 210, QS 1, Lt. 40	Taguatinga Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
5585	SPTTE2894	-23,02480000	-45,58230000	SP	Taubate	Av. Charles Schneider, 1700 - Taubaté Shopping	Taubaté Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
50759	DFIND0744	-15,80530000	-47,86264000	DF	Brasilia	SET SAFS QD 4 LT 1, 0 ZONA CÍVICO ADMINIST	TCU - Tribunal de Contas da União (Anexo III)	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
5489	SPSTB2869	-22,74890000	-47,36770000	SP	Santa Barbara Doeste	Av. Santa Bárbara, 777 – Tívoli Shopping	Tívoli Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
45106	SRRJBOT302 6	-22,95690000	-43,17602800	RJ	Rio De Janeiro	Rua Lauro Muller, 116 - Torre do Rio Sul - Complexo do RioSul (Shopping)	Torre do Rio Sul	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6643	SPWST2854	-23,64830000	-46,71870000	SP	Sao Paulo	Avenida Dr. Mário Villas Boas Rodrigues, 387 - Transamérica Expo Center	Transamérica Expo Center	Convention Center	Type 3 - Shopping malls and others	PASSIVE	SISO
17063	SRRJCTO303 3	-22,90450000	-43,17360000	RJ	Rio De Janeiro	Rua Dom Manoel, s/n - Tribunal de Justiça do Estado	Tribunal de Justiça do Estado	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO

19113	SRMASLS056 4	-2,52810000	-44,30570000	MA	Sao Luis	Praça Pedro II s/n	Tribunal de Justiça do Maranhão	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
6461	SPWMM3914	-23,58720000	-46,65850000	SP	Sao Paulo	Túnel Ayrton Senna / Av. Vinte e Três de Maio - Av. Antonio Joaquim de Moura Andrade	Túnel Ayrton Senna	Tunnel	Type 3 - Shopping malls and others	PASSIVE	SISO
6296	SPWIB3772	-23,59050000	-46,68970000	SP	Sao Paulo	Túnel Janio Quadros / Av. Presidente Juscelino Kubitscheck, s/n	Túnel Janio Quadros	Tunnel	Type 3 - Shopping malls and others	PASSIVE	SISO
15035	MGULA4250	-18,91070000	-48,25880000	MG	Uberlandia	Avenida João Naves de Ávila, 1331 - Uberlândia Center Shopping	Uberlândia Center Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
24407	DFIND0144	-15,76080000	-47,87050000	DF	Brasilia	CPU DARCY RIBEIRO, 0 – ASA NORTE	Universidade de Brasília	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO
5331	SPSJC2877	-23,21690000	-45,89305556	SP	Sao Jose Dos Campos	Av. Andrômeda, 227 - Vale Sul Shopping	Vale Sul Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
45169	SRRJIRJ3062	-22,82300000	-43,31977900	RJ	Rio De Janeiro	Rua Itapera, Trevo das Margaridas - Via Brasil Shopping	Via Brasil Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
73212	SRCEFLA092 0	-3,79479000	-38,47961500	CE	Fortaleza	Av. Washington Soares, 4335	Via Sul Shopping	Shopping Mall	Type 3 - Shopping malls and others	PASSIVE	SISO
6309	SPWIB3785	-23,60860000	-46,69703000	SP	Sao Paulo	Av. das Nações Unidas, 12551 - World Trade Center São Paulo	World Trade Center São Paulo	Corporate Building	Type 3 - Shopping malls and others	PASSIVE	SISO

24401	DFIND0138	-15,80250000	-47,86238900	DF	Brasilia	PÇA TRES PODERESLOTE ÚNICO, 0 - ZONA CÍVICO ADMINIST	ZONA CÍVICO ADMINIST	Public Building	Type 3 - Shopping malls and others	PASSIVE	SISO

Section B of Exhibit 5.3.2

List of Agreements with Clients (Lease of Space - Towers and Roof Tops)

Agreement Number	Object	Parties	Execution Date	Term of Effectiveness
CO-UNA-009/2008	This infrastructure sharing agreement, hereinafter referred to as Agreement, sets forth the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to Contractor or contracted thereof for the use of Principal, without entailing on a transfer of property.	TNL PCS and NEXTEL TELECOMUNICAÇÕES LTDA.	July 31, 2008	30 days after the vacancy of the last site, except for manifestation to the contrary by any of the parties, in writing, at least 60 days prior to the end of such term or its successive renewals
DNO.060/INFRASTRUCTURE/2006 – BRASIL TELECOM	This mutual infrastructure assignment agreement, hereinafter referred to as Agreement, sets forth the rights and obligations for the sharing of infrastructure items of available base radio stations of Brasil Telecon, for technical-operating use, for technical-operating use [sic], within the scope of its concession or authorization areas for the provision of telecommunications services granted by ANATEL, without implying on an indirect transfer of property. Subject to technical feasibility and availability of Brasil Telecon. Infrastructure exclusively shared for interconnection and unbundling	BRASIL TELECOM S.A. and NEXTEL TELECOMUNICAÇÕES LTDA.	November 1, 2006	5 years, automatically extendable for 1-year periods, provided that there is no formal manifestation to the contrary by one of the parties, at least 60 days prior to the end of the term of effectiveness.

CO/TELEMAR/UNA-IE/024-2005	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to TELEMAR for the use of PRINCIPAL, without entailing on a transfer of property	TELEMAR NORTE LESTE S.A. and NEXTEL TELECOMUNICAÇÕES LTDA.	May 18, 2005	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods
CO-UNA-009/2008	Rectification Instrument No. 01 to the Infrastructure Sharing Agreement No. CO-UMA-009/2008	TNL PCS and NEXTEL TELECOMUNICAÇÕES LTDA.	July 31, 2008	NA
CO-UNA-009/2008	Rectification Instrument No. 02 to the Infrastructure Sharing Agreement No. CO-UMA-009/2008	TNL PCS and NEXTEL TELECOMUNICAÇÕES LTDA.	September 03, 2012	NA
DNO/117/INFRA/2003-BRASIL TELECOM	This mutual infrastructure assignment agreement, hereinafter referred to as Agreement, sets forth the mutual sharing of infrastructure items between the PARTIES, for technical-operating use, within the scope of their respective common concession areas for the provision of telecommunications services granted by ANATEL.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., ATL – ALGAR TELECOM LESTE S.A., AMERICEL S.A., TELET S.A., TESS S.A., ALECAN TELECOMUNICAÇÕES LTDA., ALBRA TELECOMUNICAÇÕES LTDA., STEMAR TELECOMUNICAÇÕES LTDA., and BSE S/A.	October 31, 2003	60 months as of its execution date.
DNO/117/INFRA/2003-BRASIL TELECOM	1st Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES, for the change of party and to set forth that rent increases for the property will be transferred to the assignee.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., ATL – ALGAR TELECOM LESTE S.A., AMERICEL S.A., TELET S.A., TESS S.A., ALECAN TELECOMUNICAÇÕES LTDA., ALBRA TELECOMUNICAÇÕES LTDA., STEMAR TELECOMUNICAÇÕES LTDA., and BSE S/A.	July 1, 2004	NA

DNO/117/INFRA/2003-BRASIL TELECOM	2nd Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES, to set forth that sites of the indoor type, radiant system and to set forth that assignee will reimburse assignor for the implementation costs of the indoor site.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., ATL – ALGAR TELECOM LESTE S.A., AMERICEL S.A., TELET S.A., TESS S.A., ALECAN TELECOMUNICAÇÕES LTDA., ALBRA TELECOMUNICAÇÕES LTDA., STEMAR TELECOMUNICAÇÕES LTDA., and BSE S/A.	September 16, 2004	NA
DNO/117/INFRA/2003-BRASIL TELECOM	3rd Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES, to set forth the sharing of transmission means (physical means) and their rates and conditions.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., AMERICEL S.A., and BCP S.A.	January 9, 2006	NA
Letter of Intent	This letter seeks to clarify the essential obligations and the preliminary bases, so that the Parties can start the mutual use of ERBs until the definitive Agreements in a sharing or loan for use regime are formalized. It was entered in an experimental manner and reflects the mere intent of the parties of executing a definitive agreement, which has not been executed until the Execution Date.	TNL PCS S.A., ATL – ALGAR TELECOM LESTE S/A, BSE S/A AND STEMAR TELECOMUNICAÇÕES LTDA	September 8, 2003	1 year or until a sharing agreement is signed by the Parties, whichever is first.
NA	The object of this agreement consists of setting forth the conditions to provide the infrastructure resources and the assignment for consideration of the use of the areas, by CONTRACTOR to PRINCIPAL	BCP and Amazonia Celular S.A.	January 31, 2008	Indefinite, it being 60 months per site, automatically and successively renewable for equal periods

CO/TELEMAR/UNA-IE/0001-2005	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to TELEMAR for the use of PRINCIPAL, without entailing on a transfer of property	TELMAR NORTE LESTE S.A, ATL – ALGAR TELECOM LESTE S/A, TESS S/A, AMERICEL S/A, TELET S/A, BSE S/A AND STEMAR TELECOMUNICAÇÕES LTDA	May 20, 2005	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods
DNO.129-INFRA/2004-BRASIL TELECOM	This mutual infrastructure assignment agreement, hereinafter referred to as Agreement, sets forth the mutual sharing of infrastructure items between the PARTIES, for technical-operating use, within the scope of their respective common concession areas for the provision of telecommunications services granted by ANATEL.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	September 30, 2004	60 months, automatically extended for 24-month periods
DNO.129-INFRA/2004-BRASIL TELECOM	1st Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	February 11, 2005	NA

DNO.129-INFRA/2004-BRASIL TELECOM	2nd Amendment to the infrastructure assignment agreement entered into by the PARTIES.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	February 3, 2006.	NA
DNO No. 129-INFRA/2004	3rd Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	August 1, 2006.	NA

No. CO/TELEMAR/UNA-IE-025-2006	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR for the use of PRINCIPAL, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A., TNL PCS S.A., TELERJ CELULAR S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE CELULAR S.A., TELESP CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEACRE CELULAR S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIAS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT CELULAR S.A., TELERON CELULAR S.A. and NORTE BRASIL TELECOM S.A.	May 2, 2006	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods
No. CO/TELEMAR/UNA-IE-0004-2004	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR for the use of PRINCIPAL, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A., TELERJ CELULAR S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE CELULAR S.A	July 1, 2004	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods
Sharing Agreement	This agreement has the objective of setting forth the rules and conditions for the Sharing of Infrastructure Items	AMAZÔNIA CELULAR S.A. and VIVO S.A.	January 31, 2007	Indefinite, it being 60 months per site, automatically and successively renewable for 12-month periods

No. CT/OI/RO-181.2009	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	TIM CELULAR S.A., 14 BRASIL TELECOM CELULAR S.A., and TNL PCS S.A.	November 25, 2009	The start of effectiveness of this Agreement will be retroactive to August 1, 2009 and the same shall be in force for thirty (30) days after the vacancy of the last contracted site. The contractual term for each infrastructure sharing shall be automatically and successively renewed for equal periods, except in case of manifestation to the contrary by any of the parties, in writing, at least 60 days prior to the end of the term or its renewals.

No. CT/OI/RO-185.2009	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	TIM CELULAR S.A., BRASIL TELECOM S.A.	November 25, 2009	The start of effectiveness of this Agreement will be retroactive to August 1, 2009 and the same shall be in force for thirty (30) days after the vacancy of the last contracted site. The contractual term for each infrastructure sharing shall be automatically and successively renewed for equal periods, except in case of manifestation to the contrary by any of the parties, in writing, at least 60 days prior to the end of the term or its renewals.
No. CT/OI/RO-185.2009	1st amendment to the infrastructure sharing agreement	TIM CELULAR S.A., BRASIL TELECOM S.A.	November 25, 2009	NA

No. CT/OI/RO-183.2009	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A., TIM NORDESTE S.A. and TIM CELULAR S.A.	November 25, 2009	The start of effectiveness of this Agreement will be retroactive to August 1, 2009 and the same shall be in force for thirty (30) days after the vacancy of the last contracted site. The contractual term for each infrastructure sharing shall be automatically and successively renewed for equal periods, except in case of manifestation to the contrary by any of the parties, in writing, at least 60 days prior to the end of the term or its renewals.
No. DNO - 138/2004	This mutual infrastructure assignment agreement, hereinafter referred to as Agreement, sets forth the rights and obligations for the mutual assignment or sharing of infrastructure items]	BRASIL TELECOM S.A., 14 BRASIL TELECOM S.A., EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A., VÉSPER S.A. and VÉSPER SÃO PAULO S.A.	June 1, 2004	5 years, automatically extended for equal successive 12-month periods
No. CO/TELEMAR/UNA-IE/0010-2006	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR for the use of PRINCIPAL, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A. AND PRIMESIS SOLUÇÕES EMPRESARIAIS S.A.	February 13, 2006	30 days after the vacancy of the last site

No. CO/TELEMAR/UNA-IE/016-2004	The object of this Rectification Instrument consists in clarifying the changes agreed by the Parties regarding the terms and conditions of the Infrastructure Sharing Agreement No. CO/Telemar/UMA-IE/016-2004 entered into on March 28, 2005.	TELEMAR NORTE LESTE S.A., TNL PCS S.A., EMBRATEL-EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A., VESPER S.A., and VESPER SÃO PAULO S.A.	March 28, 2005, with retroactive effects to July 1, 2004.	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods
No. CT/OI/RO-024.2010	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	BRASIL TELECOM S.A., CTBC MULTIMIDIA DATA NET S.A.	March 3, 2010	30 days after the vacancy of the last site
No. CO/TELEMAR/UNA-IE-0005-2004	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A., COMPANHIA DE TELECOMUNICAÇÕES DO BRASIL CENTRAL	November 1, 2004	30 days after the vacancy of the last site
No. CO/OI/DA-219-2015	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to CONTRACTOR or contracted thereby from third parties for the use of PRINCIPAL, without entailing on a transfer of property.	OI MÓVEL S.A., ALGAR MULTIMIDIA S.A., ALGAR TELECOM S.A., ALGAR CELULAR S.A.	October 26, 2015	30 days after the vacancy of the last site

Section C of Exhibit 5.3.2

Sharing Agreement to be entered into under the structuring of UPI Towers between SPE Towers and SPE Movable

SITE SHARING AGREEMENT

between

CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A.

in the capacity of Contractor

OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION

in the capacity of Principal

AND

OI S.A. – UNDER JUDICIAL REORGANIZATION

in the capacity of Intervening Guarantor Party

[=] [=], 2020

Clause 9.1	Infrastructure Billing Statement	17
Clause 9.2	Payment Date	17
CLAUSE 10	PENALTIES	18
Clause 10.1	Default by Principal	18
Clause 10.2	Exclusive Fault - Contractor	18
CLAUSE 11	TOTAL OR PARTIAL TERMINATION OF THE AGREEMENT	18
Clause 11.1	Termination	18
CLAUSE 12	MISCELLANEOUS	20
Clause 12.1	Entire Agreement	20
Clause 12.2	Entire Agreement	20
Clause 12.3	Damage	20
Clause 12.4	Acts of God and Force Majeure	20
Clause 12.5	Employer Liability	20
Clause 12.6	Access Procedure	21
Clause 12.7	Planning and Execution	21
Clause 12.8	Repairs	21
Clause 12.9	Notices	21
Clause 12.10	Other Agreements	21
Clause 12.11	Liability	21
Clause 12.13	Atypical Relationship	21
Clause 12.14	Guarantee	22
CLAUSE 13	ASSIGNMENT, TRANSFER AND SUBROGATION	22
Clause 13.1	Assignment, Transfer and Subrogation	22
CLAUSE 14	ASSIGNMENT OF CREDIT RIGHTS	23
Clause 14.1	Assignment of Credit	23
CLAUSE 15	CONFIDENTIALITY	23
Clause 15.1	Confidentiality	23
CLAUSE 16	INDEPENDENT PARTIES	24
Clause 16.1	Independence	24
Clause 16.2	Relationship	24
CLAUSE 17	TERM	24
Clause 17.1	Term of the Agreement	24
CLAUSE 18	NOTIFICATIONS	24
Clause 18.1	Notification Rules	24
Clause 18.2	Deadline	24
Clause 18.3	Change of Address	24
Clause 18.4	Effect	24
CLAUSE 19	ANTI-CORRUPTION REPRESENTATIONS AND WARRANTIES	25
Clause 19.1	Representations and Warranties	25
CLAUSE 20	LAW AND CONFLICT RESOLUTION	25
Clause 20.1	Specific Performance; Enforceable Instrument	25
Clause 20.2	Applicable Law	26
Clause 20.3	Arbitration	26

* _* _*

SHARING AGREEMENT ENTERED INTO BETWEEN CALITEIA RJ INFRAESTRUTURA E REDES DE TELECOMUNICAÇÕES S.A. AND OI MÓVEL S.A. - UNDER JUDICIAL REORGANIZATION

By this private instrument, entered into on [=] [=], 2020, on one side,

1.       Caliteia RJ Infraestrutura e Redes de Telecomunicações, a corporation registered with the National Register of Legal Entities of the Ministry of Finance (“CNPJ”) under No. 35.978.982/0001-75, with its head offices at Rua do Lavradio, n.° 71, sl. 201/801, Centro, ZIP CODE 20.230-070, Centro, in the City of Rio de Janeiro, State of Rio de Janeiro, herein in duly represented pursuant to its Bylaws, hereinafter simply referred to as “Contractor”;

and, on the other side,

2.       Oi Móvel S.A. — under Judicial Reorganization, a joint-stock company with its head offices at Setor Comercial Norte, Quadra 03, Bloco A, Ed. Estação Telefônica, Térreo, Parte 2, in the City of Brasília, in the Federal District, registered with the CNPJ under No. 05.423.963/0001-11, herein in duly represented pursuant to its Bylaws, hereinafter simply referred to as “Principal”; and

And also, as intervening guarantor party,

3.       Oi S.A. — under Judicial Reorganization, a publicly-held company, with its head offices at Rua do Lavradio n.° 71, Centro, in the City and State of Rio de Janeiro, ZIP CODE 20230-070, registered with the CNPJ under No. 76.535.764/0001-43, herein duly represented pursuant to its Bylaws, hereinafter simply referred to as “Guarantor”.

Principal and Contractor will be hereinafter individually and indistinctly referred to as “Party” and together as “Parties”.

WHEREAS:

(A)       Contractor owns certain Infrastructure Items (as defined below) identified in Exhibit 1, located on its own and/or third-party lands and/or properties, and has the right to assign the use thereof for the installation of Equipment (as definition below);

(B)       the Parties are interested in agreeing the terms and conditions for the lease of certain spaces located in Contractor’s Infrastructure Items, as requested by Principal, subject to the terms and conditions provided for in this Agreement;

(C)       Principal is a provider of telecommunications services of collective interest, and uses infrastructure items to make its services available to its final clients; and

(D)       the Parties are fully aware that Principal is subject to the rules imposed by the Brazilian Agency of Telecommunications (ANATEL),

The Parties hereby agree to enter into this Sharing Agreement (“Agreement”), which will be governed by the following terms and conditions:

CLAUSE 1 - DEFINITIONS

Clause 1.1. Definitions. When used in this Agreement, each of the terms defined in the Preamble and the Recitals will have the meaning indicated above, and the following terms will have the meaning indicated below:

“Affiliate” means, in relation to any of the Parties, any Person who directly or indirectly Controls, is Controlled by, or is under common Control with that Party, provided that Persons in the portfolio of funds managed by [name] will not be considered Affiliates of Contractor.

“ANATEL” means the Brazilian Agency of Telecommunications.

“Regularization Cost Increase” has the meaning ascribed thereto in the Sale and Purchase Agreement.

“Governmental Authority” means any governmental agency, independent agency, division, department, court or other direct or indirect federal, state or municipal government body, as well as any and all courts, judicial authorities and/or arbitration courts.

“Civil Code” means Brazilian Federal Law No. 10,406, dated January 10, 2002, as amended.

“Brazilian Code of Civil Procedure” means Brazilian Federal Law No. 13,105, dated March 15, 2015, as amended.

“Sale and Purchase Agreement” means the Share Purchase Agreement under Isolated Production Unit and Other Covenants entered into on [date] between Oi Móvel S.A. - under Judicial Reorganization and Telemar Norte Leste S.A. - under Judicial Reorganization, as Sellers and [=], as Buyer (hereinafter referred to as the “Buyer”), with the intervention and consent of Contractor and the Guarantor, having as purpose the indirect purchase and sale of the Infrastructure Items by means of the direct acquisition of the total share capital of Contractor by Buyer.

“Lease Agreements” means the contractual instruments (written or verbal) related to the occupation of the respective spaces in which the Infrastructure Items are installed, such as specific lease agreements, loan for use (comodato), assignment for use of space, among others.

“Control” means, in relation to a Person, the power to, directly or indirectly, individually or jointly with other Persons, manage and order the direction of such Person’s management and policies, by means of ownership of the majority of its voting capital, by operation of an agreement, or by any other means. Terms derived from Control, such as “Parent”, “Controlling”, “Controller” and other related words will have meanings similar to Control.

“Closing Date” means the date on which the parties to the Sale and Purchase Agreement close the legal transactions provided for in the Sale and Purchase Agreement.

“Business Day” means any day (i) that is not a Saturday or Sunday, or (ii) when commercial banks are open for business at regular business hours in the municipality of Rio de Janeiro, State of Rio de Janeiro and in the municipality of São Paulo, State of São Paulo, Brazil.

“Equipment” means, all together, the generators, telecommunications, radio and other equipment present in the structures of any Infrastructure Item and which are the property of Principal, its Affiliates, as well as their antennas and/or connection cables for such equipment that are apt to provide Personal Mobile Service and/or Specialized Mobile Service. Equipment include, without limitation, dedicated equipment, power cables for Principal’s and its Subsidiaries' shelter/container, fiber optic cables, radio frequency and transmission antennas and their cables, exclusive and specific grounding system for these equipment and associated grounding devices with coaxial cables, shelter / container / Outdoor Radio Base Station of Principal, and its Affiliates, all electronics and batteries associated with the shelter / container / Outdoor Radio Base Station of Principal, and its Affiliates, specific internal and external grounding of the shelter / container / Outdoor Radio Base Station of the Contractor, its Affiliates (including the physical grounding material and the physical connection between the Equipment and the general grounding system of the site), generators, diesel tanks, active and passive security system, telephone lines, COW (Cell on Wheels) base station, and any substations and power transformers dedicated to Principal, and its Affiliates, all energy contracts related to the Equipment, as well as the operating rooms and masonry shelters, but always excluding their respective foundations.

“Base Radio Station” means the equipment of the Personal Mobile Service or Specialized Mobile Service network located in an Infrastructure Item and responsible for communicating with the terminal equipment of the users of these services, through the transmission and reception of signals in the frequency bands authorized by ANATEL to Principal, as applicable, for the Personal Mobile Service or Specialized Mobile Service.

“Excess Spaces” means, with respect to an Infrastructure Item, any area available in that Infrastructure Item in which it is feasible to assign, lease or grant the right of use to any Persons and, therefore, that is not being used, leased or assigned by Contractor in any capacity.

“Adjustment Index” means the Broad Consumer Price Index — IPCA, disclosed by the Brazilian Institute of Geography and Statistics — IBGE, or another index that may replace it.

“Infrastructure Items” means the infrastructure sites (including greenfield sites) described in Exhibit 1, which are comprised of the set including a Tower and/or Roof Top.

“New Third-Party Sharing” means a request made by any third party other than Principal and/or its Affiliates, for Contractor to share and/or allow the use, by such third party, of additional space in one or more Infrastructure Items, provided, however, that any sharing, leases and other space assignments (i) that are already in effect on the date hereof; and/or (ii) in Infrastructure Items in respect of which the Right of First Refusal of Excess Space (as defined below) has already been exercised or waived under this Agreement, will not be considered “New Third Party Sharing” for the purposes hereof.

“Person” means any individual, legal entity, businessperson, general partnership or company (including, but not limited to, corporations, limited liability companies or other types of companies), foundation, investment fund, association, partnership, consortium, trust, fiduciary entity or any other entity or organization, with or without legal personality, or any Governmental Authority.

“Oi Judicial Reorganization” means the judicial reorganization process of Guarantor, together with other companies of its economic group, as a request filed on June 20, 2016 before the 7th Commercial Court of the Judicial District of the Capital City of Rio de Janeiro, under number 0203711-65.2016.8.19.0001.

“Additional Consideration” has the meaning ascribed thereto in Exhibit 2 to this Agreement.

“Base Consideration” has the meaning ascribed thereto in Exhibit 2 to this Agreement.

“Roof Tops” means, in the infrastructure, the set of structures intended to support the radiofrequency and transmission antennas: support and fixation base for the vertical structures, lighting (including light barrier, photocell and wiring controls), pedalboards (including fall arrest safety cable), vertical or horizontal cable bed, grounding system (including lightening rod, wires and ground connections and the specific grounding mesh for the structure), beacons, access stairways and platforms, fixation/support structure for the equipment, switchboards, power piping and electrical cables. Roof Tops are usually assembled on: (i) slabs of building roofs; (ii) roofs; (iii) water tanks; (iv) facades (antennas only); and (v) any combination of the items above. Additionally, the characterization of the Roof Tops considers that they have a fully functional Base Radio Station owned by Principal and its Affiliates. The Roof Tops are listed in Exhibit 1, as “Roof Top” in the column “Site Type.”

“Irreversible Situation” has the meaning ascribed thereto in Clause [10.2] of the Sale and Purchase Agreement.

“Towers” means every structural set capable of supporting the installation of transmission and radiofrequency antennas, including the tower structure, the foundation of the tower structure, the tower lighting (including light barrier, photocell and wiring controls, cables), the tower work platform, all antenna supports and tower equipment, tower rest platforms, stairways to the tower (including the fall arrest safety cable, body guard, bracings, vertical and horizontal stretching, the general grounding system of the tower (including lightning rods, wires and ground connectors for the tower and the land grounding mesh), site grounding system (including the global grounding system for the site regarding fences, walls, doors, recipients, gates and energy inputs), power input panel where the meters are located, concrete foundations and/or metal shelters for power input, power infrastructure from the utility company’s distribution network, the power input pattern, including ducts, posts and power piping and fiber optic, junction boxes as well as the materials related to the site perimeter (such as walls, fences, gates, etc.), metal skids for the Base Radio Station, concrete base for the Base Radio Station, metallic “eco box” (structure in metal profiles and checkered-plate floor and variable sizes) for the Base Radio Station, site lighting system, industrial outlet for a generator (steck), excluding any equipment that are installed in or attached to the Tower. The Towers are identified in Exhibit 1 in the “site type” column with the “greenfield” description.

“Taxes” mean all taxes, contributions, charges, rates, fees, duties, social contributions or other governmental charges of any nature, including, without limitation, all income taxes, withheld at the source or not, on capital gains, share capital, transfer, sale, use, occupation, ownership, consumption, franchise, severance, paid leave, payroll, federal, state, municipal and local taxes withheld at source and other taxes, as well as accretions, fines and interest in relation to any said amounts.

Clause 1.2. Other Definitions. Without prejudice and in addition to the terms defined in Clause 1.1 above, the following terms are defined in the wording of the Agreement:

“Exhibits”	9
“Arbitration”	26
“Chamber”	26
“CNPJ”	5
“Contractor”	5
“Principal”	5
“Agreement”	5
“Dilution of Consideration”	17
“Right of First Refusal of Excess Space”	9
“Dispute”	26
“Form”	10
“Guarantor”	5
“Remaining Infrastructure Items”	17
“Space Lease”	8
“NF/FS”	17
“Irregular Works”	14
“Payment Prohibited”	25
“Party”	5
“Parties”	5
“Operating Procedures”	9
“RAN Sharing”	13
“Regulation”	26
“RAN Sharing Consideration Base”	13
“Considerations”	15
“Rent Transfer”	15
“Regularization Cost Increase Pass-Through”	16
“Arbitral Tribunal”	26

CLAUSE 2 - PURPOSE

Clause 2.1. Space Rental. The purpose of this Agreement is the lease of spaces in the Infrastructure Items owned and/or held by Contractor, as listed in Exhibit 1, for the installation of the Equipment of Principal and its Affiliates, without resulting in a direct or indirect transfer of property and/or ownership of such Infrastructure “Space Lease”).

Clause 2.2. Consideration. The Space Lease provided for in this Agreement will be remunerated individually for each Infrastructure Item, according to the metrics, values and conditions set out in Exhibit 2 in and Clause 8.1, and must comply with the Operating Procedures detailed in Exhibit 3.

Clause 2.3. Scope of the Space Lease. The provisions in this Agreement apply only and solely to the Infrastructure Items listed in Exhibit 1, so that any agreements or other instruments entered into or that may be entered into by the Parties and/or their Affiliates and which have a purpose similar to that of the this Agreement, will remain (or will become, as the case may be) in force in accordance with their respective terms and conditions.

CLAUSE 3 - EXHIBITS

Clause 3.1. Exhibits. The following exhibits (together, the “Exhibits”) are part to this Agreement, as if they were transcribed herein:

3.1.1       List of Exhibits:

a.	Exhibit 1 — List of Infrastructure Items contracted;
b.	Exhibit 2 — Consideration;
c.	Exhibit 3 — Minimum Requirements for Operating Procedures (“Operating Procedures”);
d.	Exhibit 4 — Form;
e.	Exhibit 5 — Letter Indicating the Current Account; and
f.	Exhibit 6 — RAN Sharing leases.

3.1.2       In the event of any divergence between the Exhibits and this Agreement, the provisions in this Agreement shall prevail.

3.1.3       The content and form of the exhibits will be kept up to date by mutual agreement between the Parties, subject to the provisions of this Agreement, provided that Contractor may update Exhibit 5 unilaterally, at its sole discretion.

CLAUSE 4 - SPACE LEASE

Clause 4.1. Right of First Refusal of Excess Space. Contractor hereby grants, in an irrevocable and irreversible manner, the right of first refusal to Principal and any of its Affiliates to lease additional space in Infrastructure Items whose Excess Space is equal to or less than five (5) square meters, in order to allow the expansion of the Equipment of Principal and/or its Affiliates already installed or for the installation of new Equipment necessary to provide the telecommunications services of Principal or its Affiliates (“Right of First Refusal of Excess Space”).

4.1.1       For the avoidance of doubt: (i) in the event that Contractor receives a request for New Third Party Sharing that, if implemented, will reduce the Excess Space in any Infrastructure Item to an area equal to or less than five (5) square meters, the Right of First Refusal of Excess Space will apply to such New Third Party Sharing, and (ii) the Right of First Refusal of Excess Space shall be exercised by Principal only once for each Infrastructure Item, upon receipt of the notification referred to in Clause 4.1.3.

4.1.2       If Contractor (i) exercises the Right of First Refusal of Excess Space, as established in Clause 4.1 above, or (ii) otherwise, even if not subject to the Right of First Refusal of Excess Space, requests the expansion of the respective occupied area and/or the load of the respective Equipment, the Space Lease in relation to the Excess Spaces subject matter of said exercise or expansion will be subject to the payment of the Additional Consideration related to the expansion of the space, as established in Exhibit 2. In the event of exercise of the Right of First Refusal of Excess Space, Contractor may not deny the expansion of the Space Lease of such Infrastructure Item to Principal and its Affiliates under any circumstances, except in cases where such expansion is in disagreement with the terms of this Agreement, subject, in any case, to the provisions of Clause 4.1 above.

4.1.3       If Contractor receives a request for a New Third-Party Sharing referring to a specific Infrastructure Item whose Excess Space is equal to or less than five (5) square meters and, therefore, is subject to the Right of First Refusal of Excess Space, Contractor must deliver a notification to Principal, for the latter to inform, within ten (10) Business Days of receipt of such notification, if Principal: (i) wishes to exercise the Right of First Refusal of Excess Space; or (ii) does not wish to exercise the Right of First Refusal of Excess Space, being agreed that the silence or the untimely sending of the notification of its right of first refusal will be interpreted as a decision not to exercise the Right of First Refusal of Excess Space.

4.1.4       Contractor shall guarantee the availability of Excess Spaces subject to the Right of First Refusal of Excess Space in accordance with the provisions above, provided that (i) there is technical feasibility of the installation project in the respective Infrastructure Item; and (ii) Principal fully bears any investments of Contractor necessary for that purpose; provided that any applicable costs (including, but not limited to, the cost of structural analysis) are duly, formally and previously approved by Principal.

4.1.5       For the avoidance of doubt, Contractor will have no obligation to ensure or guarantee availability of Excess Space in Infrastructure Items in relation to which the Right of Refusal of Excess Space has already been exercised or waived pursuant to this CLAUSE 4.

Clause 4.2. Request Forms. New requests for expansion or reduction regarding each Infrastructure Item indicated in Exhibit 1 to this Agreement shall be agreed upon by the Parties, in writing, through a Space Lease Form (“Form”), according to the model contained in Exhibit 4 and are subject to the provisions of Clause 6.1.6 below for cases of expansion.

4.2.1       For the avoidance of doubt: (i) the mere replacement of Equipment, as long as it does not represent the need to expand the respective occupied area and/or the load of the respective Equipment, shall not constitute a new request for the purposes of Clause 4.2 above, and (ii) any request by Principal that causes expansion of the respective occupied area and/or the load of the respective Equipment will be considered a new request for service purposes, and it will imply Additional Consideration under the terms of Clause below and Exhibit 2.

4.2.2       If Principal submits a request for expansion / Lease of Excess Space (or exercises the Right of First Refusal of Excess Space) in relation to an Infrastructure Item in relation to which, in Contractor's reasoned understanding, there is a reasonable risk of declaring an Irreversible Situation, Contractor reserves the right to condition the acceptance of such requests and/or exercise to the assumption, by Contractor, of the obligation indicated in Clause 8.5.2.

Clause 4.3. Reforms and Adjustments. Principal shall design, execute, contract and inspect the reforms and adaptations necessary for the installation of its Equipment, in accordance with Contractor's criteria and specifications, with all expenses being borne exclusively by Principal, provided that these expenses do not relate to maintenance and repair of the Infrastructure Items (which will be the responsibility of Contractor).

Clause 4.4. Right of Retention. Upon termination of this Agreement, for any reason, Principal will not be entitled to retain or be indemnified for any improvements made to the Infrastructure Items, which will be incorporated into the Infrastructure Items and/or the land or properties on which said Infrastructure Items are located/installed, subject to the provisions of Clause 4.4.1 below.

4.4.1       Without prejudice to the provisions of Clause 4.4 above, at the end of the term of this Agreement, Principal shall have the right to remove the Equipment installed in the Infrastructure Items and that are exclusively owned by Principal, provided that (i) Contractor shall grant Principal access to the Infrastructure Items, without any charge or additional cost, subject to the terms and conditions provided herein, as applicable, and (ii) all costs and expenses related to the removal of Principal’s Equipment will be borne exclusively by Principal.

Clause 4.5. Lease Agreements. The Parties agree to be bound by the rights and obligations contained in this Agreement and shall comply, where applicable, with the terms and conditions contained in the Lease Agreements.

CLAUSE 5 - COMMON OBLIGATIONS OF THE PARTIES

Clause 5.1. Common Obligations. In addition to other obligations provided for in this Agreement, the Parties undertake to fulfill and comply with the following commitments, as applicable:

5.1.1       Communicate to the other Party, immediately after identification, any relevant abnormalities or changes detected to the Infrastructure Items and/or the Equipment of Principal and its Affiliates, as the case may be, that may affect the rights of the other Party and/or third parties, and such communications shall be in writing within twenty-four (24) hours after the verbal communication to the other Party.

5.1.2       Correct, within the maximum period of seventy-two (72) hours and at its own expense, any interference that may be caused by the equipment under its responsibility (including the Equipment of Principal and its Affiliates), to the systems of the other Party or third parties under this Agreement or other sharing agreements with third parties.

5.1.3       Maintain, when technically possible, the equipment under its responsibility (including the Equipment of Principal and its Affiliates) installed within each Infrastructure Item in separate environments and with independent access.

CLAUSE 6 - CONTRACTOR’S OBLIGATIONS

Clause 6.1. Contractor’s Obligations. Contractor’s Obligations include, in addition to others provided for in this Agreement:

6.1.1       Provide Principal, under this Agreement (and subject to the terms of the Lease Agreements), with the Space Lease, in accordance with the procedure and term agreed between the Parties.

6.1.2       Grant free and unconditional access, at any time and day, twenty-four (24) hours a day, three hundred and sixty-five (365) days a year, to the Infrastructure Items in which Space is leased by Principal or its Affiliates, provided that this is permitted by the terms of the Lease Agreements, to Principal’s professionals and/or representatives, as duly identified and accredited, so that they proceed with the installation, maintenance, conservation and repair in the Equipment of Principal and its Affiliates, provided that Principal shall comply with the procedures for accessing the Infrastructure Items previously and formally informed by Contractor.

6.1.3       Inform Principal in advance of any changes to its operating and safety procedures.

6.1.4       Provide Principal, within five (5) days, counted from the date of receipt of such request, with the information and documents that are in its possession and that are necessary to obtain any licenses and permits, as well as any other documents required by the applicable legislation for that purpose.

6.1.5       Except for corrective maintenance, Contractor shall previously communicate to Principal, within a maximum period of seventy-two (72) hours, of any interruptions in the power supply or air conditioning, due to the need of maintenance of the Infrastructure Items, in case electricity or air conditioning have been contracted and are the responsibility of Contractor and/or its Affiliates with respect to such Infrastructure Item.

6.1.6       Verify, within thirty (30) days from the date of each request sent by Principal in this regard, the feasibility and technical availability of the Infrastructure Items in relation to requests that may be sent by Principal under the terms of Clause 4.2.1.

6.1.7       Maintain, at its expense for the entire term of this Agreement, with a first-rate insurance company, general and professional liability insurance and operating risk insurance for the Infrastructure Items subject matter of this Agreement and provide Principal, if so requested and in good faith, a copy of the respective policies contracted within thirty (30) days from the date of such request.

6.1.8       Be liable for the payment of any expenses resulting from fines or infractions to which it gives rise, as of the date of execution of this Agreement, for non-compliance with any laws, decrees or regulations that may affect the Infrastructure Items subject matter of this Agreement, except if (i) such expenses result from the absence of any license that is the obligation of Principal and/or its Affiliates, (ii) such expenses result from any facts, acts or omissions prior to the Closing Date; or (iii) Principal and/or its Affiliates are required to bear such expenses in accordance with this Agreement or the Sale and Purchase Agreement.

6.1.9       Bear, when requesting any licenses, permits, certificates and any other documents required for the execution and legalization of the facilities, equipment, works or services under its liability, including, but not limited to, the Infrastructure Items, all expenses arising from such request, as well as be liable for such request with the Governmental Authorities, except in the cases in which Principal and/or its Affiliates are required to bear such expenses and/or implement such procedures, in accordance with this Agreement or the Sale and Purchase Agreement.

6.1.10       Be liable for any direct damage that may be caused by its representatives, employees, workers, agents or contractors to the Equipment, assets and/or facilities of Principal and/or its Affiliates, as provided such damage is duly proven, subject to the provisions of this Agreement.

6.1.11       Keep Principal’s Equipment free from any radio frequency interference, under penalty of bearing all costs arising therefrom, provided, however, that nothing in this Agreement shall compel Contractor to bear any costs related to radio frequency interference caused by facts, acts, omissions or circumstances prior to the Closing Date, which shall be fully borne by Principal, provided that such costs are duly proven by Contractor through technically substantiated reports.

6.1.12       Correct, at its expense, within seventy-two (72) hours, counted from the date of receipt of a written notification to this end, any interferences that its equipment or third party equipment under its liability is causing to the Equipment of Principal and its Affiliates installed in the Infrastructure Items, provided that the notification indicated in this Clause must contain reasonable details of the interferences to be corrected.

6.1.13       Observe and comply with the Operating Procedures, as provided for in this Agreement.

6.1.14       Be liable for the execution and payment of expenses resulting from repairs for conservation and corrective and preventive maintenance of the premises, installations and other tools associated with the use of the contracted Infrastructure Items, except in the cases in which Principal and/or its Affiliates are required to bear such expenses and/or implement such procedures in accordance with this Agreement or the Sale and Purchase Agreement.

CLAUSE 7 - PRINCIPAL’S OBLIGATIONS

Clause 7.1. Principal’s Obligations. Contractor’s Obligations include, in addition to others provided for in this Agreement:

7.1.1       Formalize the new uses of the Infrastructure Items by means of a correctly completed Form, with the specifications, technical data, usage characteristics, installation project and other required information, pursuant to Clause 4.2 of this Agreement.

7.1.2       Provide all clarifications and technical information on the Space Lease and the Equipment belong to Principal and its Affiliates, which may be requested by Contractor.

7.1.3       Not to assign, transfer, donate, exchange, sublease, encumber, pledge as security, lend for use, negotiate or lend, at any title, the spaces leased in the Infrastructure Items subject matter of this Agreement, totally or partially, without the prior written consent of Contractor, except as set forth in Clause 13.1.

a.	Without prejudice to the provisions set forth above, the sharing of Equipment, access network and spectrum (“RAN Sharing”) may be performed by Principal with other telecommunications operators, upon payment, for each Infrastructure Item with RAN Sharing, of the Base Consideration for RAN Sharing per operator, as provided in Exhibit 2 (“Base Consideration for RAN Sharing”).

b.	On the date hereof, Principal represents that there are fifty-four (54) Infrastructure Items with RAN Sharing leases (representing a total of sixty-five (65) cases of RAN Sharing), as listed in Exhibit 6, which are hereby considered authorized by Contractor and on which the Base Consideration for RAN Sharing will apply.

c.	Any additional RAN Sharing leases to be made by Principal with other telecommunications operators will be subject to (i) Base Consideration for RAN Sharing, pursuant to Exhibit 2; and (ii) the notification procedures provided for in Clause 7.1.18.

7.1.4       Execute, at its expense, any works, services or facilities necessary for the use, installation and/or expansion of Equipment in the Infrastructure Items, provided that Contractor's prior written consent is obtained, accompanied by presentation and approval of the applicable technical projects, provided that if Principal does not respond within five (5) Business Days of receiving the request for approval sent under the terms above, then the works, services or facilities mentioned in the communication sent by Principal will be considered accepted for all purposes of this Agreement.

7.1.5       Ensure Contractor the right to inspect, by itself or by its duly accredited representatives and together with representatives or employees of Principal and/or its Affiliates, by giving notice at least five (5) days in advance, the works, services and installations carried out or in progress, related to the use, installation and/or expansion of Equipment in the Infrastructure Items contracted, in order to check if the obligations undertaken by Principal are being fulfilled.

7.1.6       Maintain, at its expense and throughout the term of this Agreement, with the first-rate insurance company, general and professional liability insurance and operating risk insurance for the facilities and installed equipment held by Principal, which are allocated or located in the Infrastructure Items contracted, with adequate coverage, and provide Contractor, if so requested in good faith, with a copy of the respective policies contracted within thirty (30) days from such request.

7.1.7       Inform Contractor, at least seven (7) days in advance, the date, location and conditions of arrival of Equipment and other related materials to be installed, allocated and/or destined for Space Lease in the Infrastructure Items by Principal and, if applicable, its Affiliates, except in cases of need for installation or emergency use, in which case the aforementioned period of seven (7) days will be reduced, upon reasoned justification by Principal, to two (2) Business Days.

7.1.8       Be liable for the payment of any expenses arising from fines or infractions that it gives rise to due to noncompliance with any laws, decrees or regulations, as they may be levied on (i) its Equipment and service provided; and/or (ii) provided they are exclusively attributable to Principal, on the Infrastructure Items subject matter of this Agreement, without prejudice to the relevant rights and obligations stipulated in the Sale and Purchase Agreement.

7.1.9       Bear all expenses resulting from obtaining, as well as the liability for requesting from the Governmental Authorities, any licenses, permits, certifications, exemptions and any other documents required for the execution and legalization of its Equipment, installations, works and/or services that are under its liability, including, but not limited to, the Equipment of Principal and its Affiliates.

7.1.10       Do not put any advertising or communication materials of an institutional or marketing nature in the Infrastructure Items without the prior written authorization of Contractor.

7.1.11       Maintain and observe, in relation to its Equipment installed in the Infrastructure Items and throughout the term of this Agreement, all licenses, permits, exemptions and other certificates related or required for the operation of its Equipment and those of its Affiliates, as required by pertinent law, including, but not limited to, the requirements in the regulation established by ANATEL.

7.1.12       Require visible identification of its representatives, employees, workers, agents or contractors, in compliance with the provisions of this Agreement, to be allowed to enter and circulate at Contractor’s premises, including the Infrastructure Items.

7.1.13       Be liable for any direct damage that may be caused by its representatives, managers, employees, workers, agents or contractors, provided such damage is duly proven, subject to the provisions of this Agreement.

7.1.14       Observe and comply with the access and security procedures related to the premises where the Infrastructure Items and other facilities of Contractor are located.

7.1.15       Observe and comply with the Operating Procedures, as provided for in this Agreement.

7.1.16       Install, allocate and assign to (as well as allow the installation, allocation or assignment only in) the Infrastructure Items, Equipment and materials that have been duly approved and licensed by ANATEL, under the terms provided for in the applicable legislation.

7.1.17       Eliminate, at its expense, undue interference caused by its Equipment in the Infrastructure Items and other equipment of Contractor or third parties previously installed or allocated in the Infrastructure Items within seventy-two (72) hours counted from the receipt of a written notification from Contractor in this regard, provided that the notification provided for in this Clause must contain reasonable details of the interference to be corrected.

7.1.18       Notify Contractor fifteen (15) days in advance of the intention to enter into additional RAN Sharing leases and provide the applicable supporting documentation.

7.1.19       Be liable for any direct damage that may be caused in any of the Infrastructure Items by the telecommunications operators that have carried out RAN Sharing with Principal and/or its Affiliates, provided they are duly proven, subject to the provisions hereof.

7.1.20       Be liable to Contractor for the use of Infrastructure Items by its Affiliates, in compliance with the terms and conditions established in this Agreement, and undertake to indemnify Contractor for any noncompliance by its Affiliates with the terms and conditions set forth in this Agreement.

Clause 7.2. Irregular Works, Installations and Services. Without prejudice to Clause 7.1.4 above, in the event that the services, facilities and/or works performed by Principal under this Agreement are in disagreement with their technical implementation projects (together, “Irregular Works”), then Contractor may request Principal that the Irregular Works be undone or redone, if said inadequacies of the Irregular Works imply any damage or imminent risk to the Infrastructure Items and/or its facilities, systems and other equipment allocated/installed there. On the other hand, if said inadequacies do not imply any damage or imminent risk to the Infrastructure Items and/or to its facilities, systems and other equipment allocated/installed there, it is hereby established that Principal, after being duly notified, will have a period of up to twenty (20) Business Days to carry out the due regularization and adaptation of the Irregular Works to their technical implementation projects.

7.2.1       All damages, costs and other expenses associated with the Irregular Works, as provided for in Clause 7.2 above, including those that are necessary for the undoing, redoing, adequacy and regularization of the Irregular Works, shall be the sole liability of Principal. In this regard, Principal undertakes to indemnify and keep Contractor harmless from any damage, costs and other expenses associated with the Irregular Works and that, for any reason, will be borne or incurred by Contractor and/or its Affiliates.

Clause 7.3. Indemnification of the Sale and Purchase Agreement. Nothing in the provisions of this Agreement shall impact, diminish, limit and/or impair, in any way, any of the indemnification obligations provided for in the Sale and Purchase Agreement, which will remain in full force and effect under the terms agreed therein. In addition, the terms and conditions in the Clauses of this Agreement shall not be construed, under any circumstances, as novation, modification and/or alteration of said indemnification obligations provided for in the Sale and Purchase Agreement, and any and all losses and damages incurred by Contractor pursuant to this Agreement will not be subject to the limits provided for in the Sale and Purchase Agreement, provided, however, that a loss in respect of which an indemnification will be duly paid under the terms of the Sale and Purchase Agreement, then such loss will not be indemnified again under this Agreement.

7.3.1       For the avoidance of doubt, and pursuant to Clause [10.2.3] of the Sale and Purchase Agreement, an Irreversible Situation may give rise to the application of the provisions of Clause 8.5 and also give rise to additional losses and damages, which will remain recoverable under the terms, limits and conditions of the Sale and Purchase Agreement.

CLAUSE 8 - PAYMENT AND ADJUSTMENT

Clause 8.1. Considerations. In consideration for the Space Lease in the Infrastructure Items, Principal shall pay Contractor the amounts specified below, without prejudice, however, to the amounts due pursuant to Exhibit 2 and other considerations expressly provided for in this Agreement (together, the “Considerations”):

8.1.1       Principal shall pay the Base Consideration on a monthly basis, as set out in Exhibit 2 to this Agreement, which refers to the lease and use of space in each of the Infrastructure Items. On the date of execution of this Agreement, the total amount of the Base Consideration due by Principal to Contractor is provided for in Exhibit 2.

a.	Principal hereby acknowledges and agrees that (i) for each Infrastructure Item, the amount due by Contractor to the counterpart of the Lease Agreement related to the Infrastructure Item in question shall be added to the amount of the Base Consideration of such Infrastructure Item, according to the amounts stipulated in Exhibit 2 (“Rent Transfer”), subject to the provisions of Clause 8.1.4; and (ii) for certain Infrastructure Items, Contractor shall reimburse Principal for certain expenses; in any case, as set forth in Exhibit 2, without prejudice, however, to the provisions in Clause 8.1.4 below.

b.	As detailed in Exhibit 2, the Base Consideration will not be affected or decreased due to any requests from Principal that imply a reduction in the respective areas occupied in each Infrastructure Item.

8.1.2       In addition to the Base Consideration, Principal shall pay the Additional Consideration on a monthly basis, as set forth in Exhibit 2 to this Agreement, which will be applicable for all Infrastructure Items, should this be due by Principal hereunder.

8.1.3       In addition to the Base Consideration and the Additional Consideration (if applicable), Principal shall pay the Base Consideration for RAN Sharing on a monthly basis, as set forth in Exhibit 2 to this Agreement, which will be due (a) in relation to all Infrastructure Items with RAN Sharing leases made by Principal; and (b) by telecommunications operator with RAN Sharing in the Infrastructure Item, so that more than one monthly installment of Base Consideration for RAN Sharing per Infrastructure Item may be due, if Principal has performed RAN Sharing of such Infrastructure Item for more than one telecommunications operator, pursuant to Clause 7.1.3 above.

8.1.4       Without prejudice to the Considerations due under this Agreement, the Parties agree and covenant that the amount of Regularization Cost Increase determined in relation to one or more Infrastructure Items will be added in full to the Transfer Rent of the Infrastructure Item in question, provided that the

Regularization Cost Increase will be fully due by Principal, without applying any type of proportion or division with any other Persons (other than Principal and/or its Affiliates) who may have valid Space Leases in relation to the Infrastructure Item in question (“Regularization Cost Increase Pass-Through”).

a.	Exhibit 2 provides for (i) the Infrastructure Items in which the Regularization Cost Increase Pass-Through is due on the date hereof, as well as the amount due as Regularization Cost Increase Pass-Through for such Infrastructure Items; and (ii) a merely illustrative example of the calculation of the Regularization Cost Increase Pass-Through that may be due under the terms of Clause 8.1.4 above for a given Infrastructure Item.

b.	The Regularization Cost Increase Pass-Through will be due (i) while the Lease Agreement for the Infrastructure Item that caused the Regularization Cost Increase Pass-Through remains in force; (ii) in full, regardless of the number of days in the month in which (y) the Infrastructure Item was actually used by Principal and/or its Affiliates; and/or (z) the Equipment of Principal and/or its Affiliates were installed, allocated or located in the Infrastructure Item in question; and (iii) even if the Space Lease has been terminated for the Infrastructure Item in question (and/or the Equipment of Principal and/or its Affiliates are no longer installed, allocated or located in such Infrastructure Item).

c.	Principal hereby acknowledges and agrees that the Regularization Cost Increase Pass-Through will be applied regardless of the number of Infrastructure Items that may be the object of a Regularization Cost Increase.

Clause 8.2. Payment of the Considerations. The Considerations related to the Infrastructure Items provided for in Exhibit 1 will be due by Principal as of the date of execution of this Agreement and, in the case of leases of additional space in the Infrastructure Items, from the first day of availability thereof, by Contractor, of the additional space leased in the Infrastructure Items.

8.2.1       Subject to the provisions of Clause 8.1.4 above, the Base Consideration to be paid in return for the use and Space Lease of each Infrastructure Item will be proportional to the number of days in the month in which (i) this Infrastructure Item was effectively used Principal and/or its Affiliates; and/or (ii) Equipment of Principal and/or its Affiliates were installed, allocated or located in the Infrastructure Item in question, by taking into account, for this calculation, that each month is always composed of thirty (30) consecutive days.

8.2.2       The Considerations and the prices provided for in Exhibit 2 will be adjusted every twelve (12) months or less, provided that there is no legal impediment, counted from the date of execution of this Agreement, by the positive variation of the Adjustment Index and, for the avoidance of doubt, provided that the Rent Transfer and the Regularization Cost Increase Pass-Through will be subject to the amount effectively due to the Counterparty in the Lease Agreement and the adjustments provided for therein.

8.2.3       Principal will be liable for and shall bear all Considerations due by its Affiliates under the terms of this Agreement, including those resulting from the Space Lease.

Clause 8.3. Tax Liability. Principal shall bear the financial burden of any Taxes that are levied or will be levied on the object of this Agreement and associated procedures, including PIS, COFINS or other Tax, contribution or charge of this nature, in accordance with the provisions of federal, state and local tax laws.

8.3.1       The applicable percentages or the calculated amounts of the Taxes, social contributions and charges mentioned above will be charged to Principal, together with the Considerations and other payments related to the Space Lease, so that the amounts receivable by Contractor are net of said Taxes.

Clause 8.4. Electricity. Principal shall contract electricity directly from the local electricity utility company or provide its own energy generators in relation to all its Equipment and/or those of its Affiliates. Contractor will be responsible for providing electricity to its tenants after the Closing Date, subject to the terms of the Clause below:

8.4.1       In situations in which, prior to the Closing Date, Contractor supplied electricity to other lessees of the Infrastructure Items, Contractor shall use its best efforts to make these lessees directly contract the supply of electricity. For the cases above, Contractor further undertakes to charge the other lessees of the Infrastructure Items for electricity costs related to the consumption of said lessees that were incurred directly by Principal and to reimburse such amounts to Principal. If such refund is not made, Principal is hereby authorized to offset said amount against any payments due by Principal to Contractor as a result of this Agreement.

Clause 8.5. Guaranteed Consideration. Without prejudice to the Considerations and other applicable payments, as provided for herein, Principal hereby acknowledges and agrees that in the event of an Irreversible Situation, the amount of the Base Consideration (added, if applicable, to the Additional Consideration as provided for in Clause 8.5.2) in relation to the Infrastructure Item(s) subject to the Irreversible Situation will be (i) divided by the total number of Infrastructure Items subject matter of this Agreement, excluding those that are the object of the Irreversible Situation (the “Remaining Infrastructure Items”), and (ii) the result of such division will be added to the value of the Base Consideration of the Remaining Infrastructure Items, so that the total amount due by Principal to Contractor remains equal to the amount that would be due if such an Irreversible Situation had not occurred (“Consideration Dilution”).

8.5.1       The Consideration Dilution will remain applicable until the end of this Agreement, so that Contractor will be entitled, through the Consideration Dilution, to the original economic benefit that the Infrastructure Item object of the Irreversible Situation should provide to Contractor until the final term originally contracted and adjusted hereunder.

8.5.2       In situations where the Additional Consideration is due in order to enable the Additional Space Lease under the terms of Clause 4.2.2 above, then the Additional Consideration will be added to the Base Consideration for purposes of Consideration Dilution.

8.5.3       Exhibit 2 contains an example of a hypothetical calculation for the application of the Consideration Dilution.

8.5.4       Principal hereby acknowledges and agrees that (i) the Consideration Dilution will be applied regardless of the number of Infrastructure Items that may be the subject of an Irreversible Situation, (ii) the application of the Consideration Dilution was agreed between the Parties so as to fully allocate the risk of an Irreversible Situation to Principal, and (iii) the Consideration Dilution was an essential element for Buyer to enter into with Principal and its Affiliates the Sale and Purchase Agreement, by means of which Buyer indirectly acquired the Infrastructure Items of Contractor and its Affiliates.

CLAUSE 9 - BILLING

Clause 9.1. Infrastructure Billing Statement. Until the first (1st) Business Day of each month, Contractor shall send to Principal, an electronic spreadsheet called “Infrastructure Billing Statement” in order for Principal to check and verify the leased/shared Infrastructure Items and the financial amount related to the Consideration due for the previous calendar month. Principal shall (a) confirm its agreement with the “Infrastructure Billing Statement” for that month; or (b) provide its comments and/or present its disagreements with the “Infrastructure Billing Statement” for that month, provided that Principal does so within fifteen (15) days after receiving such “Infrastructure Billing Statement”. The absence of a Principal’s statement within the period provided for above will be interpreted as Principal’s agreement in relation to all aspects of said “Infrastructure Billing Statement” for that month, subject to the provisions of Clause 8.2.2 above.

Clause 9.2. Payment Date. Subject to the provisions of Clause 8.1.4b above, the payment of the Considerations shall be made to Contractor until the due date indicated in the respective bills and/or invoices issued by Contractor (“NF/FS”), which shall be issued and sent to Principal at least ten (10) days in advance of the due date, subject to the provisions of Clause 9.2.1.

9.2.1       In the event that Principal and/or its Affiliates lease space in more than one hundred (100) Infrastructure Items contracted, the NF/FS shall be issued and sent to Contractor at least fifteen (15) days in advance of their due dates.

9.2.2       Contractor may assign the credit rights related to this Agreement on a fiduciary basis, including those arising from the Considerations, regardless of Principal’s prior or later approval or consent. In the event of a fiduciary assignment of credit rights related to this Agreement by Contractor, Principal undertakes to make the payments due only in the bank account to be indicated in writing by Contractor in accordance with the letter that forms part of this Agreement according to the model contained in Exhibit 5.

9.2.3       If the term mentioned in Clause 9.2 or, if applicable, Clause 9.2.1, is not met, or even if the NF/FS and other collection documents present any errors and/or missing information as required by law or by this Agreement, then the Parties agree that the due dates indicated in the corresponding NF/FS will automatically be extended by the same number of days that the delivery of such NF/FS and other applicable collection documents was delayed, without any penalty on Principal.

CLAUSE 10 - PENALTIES

Clause 10.1. Default by Principal. The Parties agree and covenant, without prejudice to the rights granted to Contractor in Clause 11.1 below, that any breach by Principal of its obligations provided for in this Agreement (including the non-payment of the Considerations on the due dates indicated in the respective NF/FS, as provided for in CLAUSE 9 above) will give rise to the following penalties, regardless of any prior notice or communication and without prejudice to any applicable losses and damages:

10.1.1.       Default fine of two percent (2%) on the amount due to charged only once as of the day following the due date, without prejudice to the obligation to pay the full arrears;

10.1.2.       Late-payment interest of one percent (1%) per month on the overdue amount, calculated pro rata die, accrued from the day after the due date until the date of the actual settlement of the debt; and

10.1.3.       Adjustment for inflation calculated by the variation in the Adjustment Index, determined from the day after the due date until the date of the actual settlement of the debt.

Clause 10.2. Exclusive Fault - Contractor. During the term of this Agreement, if, due to Contractor's sole fault, (thus excluding facts attributed exclusively to third parties, including, but not limited to, Principal, its Affiliates, electricity utility companies and lessors in the Lease Agreements or beyond its control), Principal will be unable to access or use the spaces leased under the Space Lease of any of the Infrastructure Items in the manner provided for in this Agreement, and this affects or jeopardizes the quality and continuity of the services provided by Contractor, for a period longer than seventy-two (72) hours counted from the receipt of the notification sent by the Contractor in this sense, then Contractor will be required to pay a daily fine in the amount corresponding to the amount equivalent to 1/30 of the Considerations due by Principal in consideration for the Space Lease in the Infrastructure Item affected, limited to thirty (30) days. The fine mentioned in this Clause will not be due if the impossibility of using or accessing the Infrastructure Items results from (i) the terms of the Rental Leases in force, (ii) an act, fact or omission that occurred prior to the Closing Date (including the Irregularities of the Sites, as defined in the Sale and Purchase Agreement), (iii) an Irreversible Situation, (iv) unforeseeable circumstances or force majeure, under the terms of the applicable legislation.

CLAUSE 11 - TOTAL OR PARTIAL TERMINATION OF THE AGREEMENT

Clause 11.1. Termination. This Agreement may only be terminated, in its entirety or in relation to one or more Infrastructure Items, in the following cases: (i) proven noncompliance with the Parties’ obligations, as set forth in Clause 11.1.1 below, or (ii) as set forth in Clause 11.1.3 below.

11.1.1       In the event of material breach of this Agreement by either Party, the innocent Party may terminate this Agreement, by operation of law, in relation to the Infrastructure Item(s) object hereof and/or that is/are affected by the default, by simple notification in writing to the defaulting Party, provided that such default is not remedied by the defaulting Party within sixty (60) days from the date of the notification sent by the innocent Party (as provided for in CLAUSE 18) of the noncompliance in question, without prejudice to the Parties initiating the relevant procedure under Clause 20.3 below.

11.1.2       The Parties hereby acknowledge and agree that, except for Overload Irregularities not remedied by Contractor within twelve (12) months from the Closing Date (as defined and regulated in Clause 10.4 of the Sale and Purchase Agreement) that results in a breach of this Agreement, no event arising from an act, fact or omission occurring prior to the Closing Date (including the Irregularities of the Sites, as defined in the Sale and Purchase Agreement or an Irreversible Situation) may be used to characterize a breach of this Agreement.

11.1.3       This Agreement may also be terminated in its entirety by operation of law and without prejudice to compensation for any losses and damages to the innocent Party in the following cases:

a.	By Contractor, at its sole discretion, (i) in the event of adjudication of bankruptcy or even dissolution or liquidation of Principal, while Principal is Oi Móvel S.A. or any of its Affiliates, or (ii) in the event of adjudication of bankruptcy, a request for judicial or extrajudicial reorganization (except for Oi Judicial Reorganization currently underway), or even dissolution or liquidation of Contractor (in case Contractor ceases to be Oi Móvel S.A. or any of its Affiliates);

b.	by Principal, at its sole discretion, in the event of adjudication of bankruptcy, request for judicial or extrajudicial reorganization, or yet dissolution or liquidation of Contractor;

c.	by a judicial or arbitration decision that became final and unappealable;

d.	by the innocent Party, in the event of an attempt to assign this Agreement without the consent of the other Parties, subject to the provisions of Clause 13.1 hereof.

11.1.4       This Agreement may also be terminated by operation of law and without prejudice to compensation for losses and damages to the innocent Party, in relation to one or more Infrastructure Items, in the following cases:

a.	by Contractor, in relation to a given Infrastructure Item, in the event of (i) termination of the respective Lease Agreement that has not been caused by Contractor’s contractual breach, or (ii) definitive expiration of the term of the Lease Agreement for the Infrastructure Item in question;

a.	by Contractor, in relation to a given Infrastructure Item, if an Irreversible Situation is configured in such Infrastructure Item, provided that the exercise of the right of termination in relation to said Infrastructure Item will not remove or otherwise affect the Consideration Dilution; and/or

b.	by Principal, in case the interference described in Clause 6.1.11 is not remedied within fifteen (15) Business Days of the notification in this sense sent to Contractor.

11.1.5       If this Agreement is terminated in its entirety or in relation to one or more Infrastructure Items due to Contractor's sole fault, the payment by Principal will not be due regarding any Consideration that would be due until the original expiration date provided for in Clause 17.1 of this Agreement, in which case the payment of any amounts referring to the period in which the lease and effective use of the space leased pursuant to this Agreement took place and which have not yet been paid.

11.1.6       When the termination affects only part of the Infrastructure Items covered by this Agreement, without compromising the maintenance of the legal relationship under the terms set forth herein in relation to the other Infrastructure Items, the effects of such termination will be partial, and the Agreement will remain valid and effective, where applicable, for the other Infrastructure Items not affected by the assumptions described above.

11.1.7       If Contractor becomes aware that an Infrastructure Item is at risk of being extinguished, Contractor shall notify Principal to jointly discuss the possibility of reallocating Principal’s Equipment to another telecommunications site. Principal may, at its sole discretion, choose whether or not to relocate and, if the Parties agree upon such relocation, the terms and conditions of this Agreement will apply to the new site, by completing and signing a Form under the terms set forth herein, mutatis mutandis.

CLAUSE 12 - MISCELLANEOUS

Clause 12.1. Entire Agreement. This Agreement revokes and fully replaces any instruments previously executed between the Parties with the same purpose contracted exclusively in relation to the Infrastructure Items indicated in Exhibit 1 hereto, it being agreed that all agreements previously executed by the Parties or by the Parties and their Affiliates having as purpose other sites or infrastructure items will remain in full force and effect in accordance with their terms and conditions.

Clause 12.2. Waiver. Any tolerance and/or non-exercise, by either Party, of the its right or faculty by operation of this Agreement, or any agreement with any delay in fulfilling the obligations of the other Party, will not affect those rights or faculties that may be exercised, at any time, at the sole discretion of the Party that owns them, nor will it change the conditions set out in this Agreement, therefore not configuring novation.

Clause 12.3. Damage. Provided their fault and/or intent is proven, each Party will be exclusively and fully liable for compensation of any direct damages caused to another Party, except in the event of Force Majeure or Acts of God, pursuant to article 393, sole paragraph, of the Civil Code. Neither Party will be liable to the other Party for any indirect damages, moral damages, lost profits, loss of business opportunity or commercial failures of the other Party.

12.3.1       Without prejudice to the foregoing, the Party that causes any damage, and its fault and/or intent is proven, to the facilities and Equipment of the other Party or third parties, including in the pre-installation, installation, operation and decommissioning phases, will be solely and fully liable for compensation of such damages, limited to the replacement value of the equipment and facilities actually damaged, not being responsible for any other damage, loss or value.

12.3.2       The provisions in this Clause shall not impact, diminish, limit and/or impair, in any way, any of the indemnification obligations provided for in the Sale and Purchase Agreement, which remain in full force and effect under the terms agreed therein, nor shall they be interpreted, in any event, as novation, modification and/or alteration of said indemnification obligations provided for in the and Sale and Purchase Agreement.

Clause 12.4. Acts of God and Force Majeure. Acts of God or Force Majeure events shall be exempt from liability pursuant to Article 393 of the Civil Code.

12.4.1       The Party affected by an Act of God or Force Majeure shall immediately notify the other Party of the occurrence of the fact in question and the estimated period during which such Party will be unable to comply with or be required to delay the performance of its obligations under this Agreement.

12.4.2       Once the effects of Act of God or Force Majeure event have ceased, the affected Party shall immediately notify the other Party of this fact, restoring the original situation.

12.4.3       If the occurrence of an Act of God or Force Majeure only partially impairs the performance of any obligations under this Agreement by one of the Parties, the affected Party shall fulfill the obligations that have not been affected by the occurrence of such Act of God or Force Majeure.

Clause 12.5. Employer Liability. Each Party is fully liable as the sole employer, and must therefore fulfill all its social and labor obligations, including salaries, social benefits, bonuses, social and social security charges, severance payments and indemnities and any other labor rights, as well as other expenses such as daily allowances, transportation, accommodation and meals for its employees or agents, with no jointly and several liability existing between the Parties in respect thereof.

Clause 12.6. Access Procedure. Without prejudice to the provisions of Clause 7.2 above, if the services, installations and/or works performed by Principal are proven to imply disobedience to the procedures for accessing Contractor’s premises, to be previously and formally informed, or yet if they violate the security of persons or property of Contractor and/or third parties, then Contractor may order to undo, redo or suspend such services, installations or works, provided that, under no circumstances, Contractor’s lack of inspection or pronouncement will relieve Principal from its responsibilities.

Clause 12.7. Planning and Execution. The Parties will be responsible for planning and executing all activities that, by means of this Agreement or normative decisions of the competent Governmental Authority, are imposed on them, in order to properly protect the workers and/or employees of both Parties and/or against accidents, as well as to prevent damage to the property of the Parties and/or third parties.

Clause 12.8. Repairs. Requests for any repairs covered under this Agreement must be included in the Operating Procedures and must be forwarded to Contractor through the procedures set out in Exhibit 3.

Clause 12.9. Notices. Notices, notifications, reports and other communications related to this Agreement shall be, unless specifically and expressly provided otherwise herein, made in writing and submitted in person, or sent by mail and/or e-mail, with proof of receipt, to the addresses and recipients provided for below, subject to the rules set out in Clause 18.1, et seq:

If to Contractor:

[=]

If to Principal:

[=]

Clause 12.10. Other Service Agreements. The provision of any other services using the Infrastructure Items described in Exhibit 1 of this Agreement will be carried out by executing a specific agreement between the Parties, in compliance with the rules in force for the intended services.

Clause 12.11. Liability. The Parties agree that Contractor shall not be liable for any interruption in the supply of electricity related to the Space Leases subject matter of this Agreement, which is the liability of the electricity utility company or supplier.

12.1.1       In any event, Contractor will not be liable for any interruption in the supply of electricity for the Space Leases in case of preventive maintenance previously informed to Principal, or in case of any interruption due to failures of the utility company responsible for supplying electricity for the Infrastructure Items.

Clause 12.12. The Parties represent that compliance with the quality parameters and obligations associated with the concessions, permissions or authorizations granted by the granting authority for the provision of the respective telecommunications services by Principal must not be compromised by the obligations agreed upon herein, always subject to the principles of strict good faith.

Clause 12.13. Atypical Relationship. The Parties acknowledge that, for the regulation of this Agreement, the conditions freely agreed upon between the Parties herein will prevail, and the Parties expressly and irrevocably recognize that (i) the contractual review intended to reduce the price related to the monthly use of each Infrastructure Item established will not be allowed during the term of this Instrument; (ii) the renewal of this Agreement may take place under the terms of Clause 17.1.1 below. For all legal purposes, exclusively with regard to the provisions of items “(i)” and “(ii)” of this Clause, the Parties acknowledge that this leasing relationship will be considered atypical and the events of termination of this Agreement will be only those set forth in CLAUSE 11 above.

Clause 12.14. Guarantee. Guarantor enters into this Agreement as guarantor, joint and several debtor and principal payer of all obligations undertaken by Principal under this Agreement, and grant a personal guarantee in the form of a suretyship in favor of Contractor.

12.14.1       Guarantor’s obligations undertaken herein will not be affected by any acts or omissions that could exempt Guarantor from its obligations or affect them, including, but not limited due to: (a) any extension of term or agreement between the Parties; (b) any novation or non-exercise of any right of Contractor; and (c) any limitation or disability, including arising from a request for extrajudicial reorganization, a request for judicial reorganization, intervention or bankruptcy.

12.14.2       Guarantor expressly waives, in an irrevocable and irreversible manner, the benefits of order, division, rights and exemption powers of any nature provided for in articles 333, sole paragraph, 365, 366, 368, 821, 824, 827, 834, 835, 837, 838 and 839, all of the Civil Code, and articles 130 and 794 of the Brazilian Code of Civil Procedure.

12.14.3       Guarantor hereby expressly waives the right to subrogate to the Contractor’s credit rights, if it will honor, in whole or in part, the Principal’s obligation under this Agreement.

12.14.4       This suretyship is provided by Guarantor on an irrevocable and irreversible basis, and it will enter into force on the date of execution of this Agreement, remaining valid in all its terms until full payment of all the obligations guaranteed by it hereunder and in accordance with Article 818 of the Civil Code.

12.14.5       Guarantor hereby acknowledges that the suretyship is provided for a term of two hundred and forty (240) months, which may be extended for another two hundred and forty (240) months in the event of beginning of foreclosure of the guarantees and therefore, article 835 of the Civil Code shall not apply.

12.14.6       In view of the suretyship provided herein, Principal undertakes to file this Agreement and any amendments thereto with the competent Registers of Titles and Documents within five (5) Business Days from the date of execution of this Agreement or within five (5) Business Days from the date of any such amendments, as the case may be.

Clause 12.15. Merger of Principal. Subject to the provisions of Clause 13.1.1 below, no provision in this Agreement shall be interpreted or construed as a limitation, express or implied, to a company merger, pursuant to article 223 of Law 6,404 of 1976, of Principal by Guarantor, provided that after the conclusion of such merger, all obligations of Principal under this Agreement will be succeeded by Guarantor.

CLAUSE 13 - ASSIGNMENT, TRANSFER AND SUBROGATION

Clause 13.1. Assignment, Transfer and Subrogation. Except as provided for in this Agreement, neither Party may assign or otherwise transfer, in whole or in part, this Agreement or any rights arising therefrom without the prior and express written consent of the other Party. However, regardless of prior or subsequent approval, upon mere notification, the assignment and/or transfer of the Agreement will be permitted to Affiliates, subject, in any event, to the applicable regulations, provided that (i) the assignee company has sufficient capacity to honor the obligations provided for in this Agreement, and (ii) assignor and assignee remain jointly and severally liable for complying with the obligations provided for herein, except in the event provided for in Clause 13.1.1 below.

13.1.1       The Parties acknowledge and agree that, in the event of a contribution by Principal of all or a substantial part of its mobile telephony assets to the share capital of other entity or entities to be subsequently sold as an isolated production unit, or otherwise of a transfer of said assets in preparation for sale thereof as an isolated production unit: (i) this Agreement shall form part of said isolated production unit and be assigned to the entity or entities that will receive part or all of Principal’s mobile telephony assets, and (ii) upon conclusion of the sale of said entity or entities to a third party, as an isolated production unit, the obligations undertaken by Guarantor in this Agreement will be automatically extinguished.

13.1.2       The Parties agree that, in any case of change of Control, directly or indirectly, of Contractor or of Principal, this Agreement will remain in full force, especially regarding the obligations of Principal related to the Space Leases in the Infrastructure Items and to pay the Consideration and other amounts due under this Agreement, as well as regarding Contractor's obligation to lease spaces in the Infrastructure Items to Principal hereunder, including in the event that a change in Control arises from an eventual exclusion by guarantee creditors of Contractor's shares, provided that Contractor continues to have sufficient capacity to honor its obligations as provided for herein.

13.1.3       This Agreement binds the Parties for themselves and by their successors.

13.1.4       In case of transfer of Principal’s grant for the provision of telecommunications services, the succeeding entity is subrogated in all rights and obligations undertaken in this Agreement.

CLAUSE 14 - ASSIGNMENT OF CREDIT RIGHTS

Clause 14.1. Assignment of Credit. Principal is fully aware of and agrees that Contractor may raise, in the financial and/or capital market, funds by assigning its credit rights arising from the Space Lease subject matter of this Agreement, in accordance with the provisions of article 286 of the Civil Code, provided that Contractor remains the unquestionable holder of the other rights and all obligations undertaken under this Agreement.

CLAUSE 15 - CONFIDENTIALITY

Clause 15.1. Confidentiality. As of the date hereof and for a period of two (2) years from the date on which this Agreement is no longer in force for any reason, the Parties undertake to keep the secrecy and restricted the use to the performance of this Agreement of all information related to technical, operating, commercial, legal and financial aspects of the other Parties to which they have access as a result of the performance of this Agreement.

15.1.1       The confidentiality obligations set out above will not apply to any information disclosed by the disclosing Party, provided that such information:

a.	is made available to the general public or has become, after its disclosure, part of the public domain through publication or by any other means, without any fault by the receiving Party in respect thereto;

b.	becomes public domain, after receipt thereof by the receiving Party, for reasons not attributable to the receiving Party’s actions or omissions;

c.	was already known to the receiving Party prior to its disclosure by the disclosing Party, and therefore it has not been acquired, directly or indirectly, from the disclosing Party and/or any third party that is under no obligation of confidentiality to the disclosing Party;

d.	was acquired, after disclosure thereof, in good faith, without any restriction of confidentiality, from a third party that is not bound by any confidentiality provision with the disclosing Party;

e.	is no longer treated as confidential by the disclosing Party, as so communicated in writing by the disclosing Party; and/or

f.	is required from the receiving Party by a Governmental Authority or any self-regulatory entity having jurisdiction over the Party (including, for the avoidance of doubt, any requests for information in the scope of due diligence, inspections or verifications carried out in the ordinary course of business, having as scope the activities and businesses of said Party), limited, in any case, to what is strictly necessary, provided that the receiving Party informs the disclosing Party in advance or immediately, if possible , of the need for such disclosure, so that the disclosing Party can take the applicable measures with the applicable Governmental Authority (or self-regulatory entity) that prevent disclosure of such information.

15.1.2       The Confidential Information related to this Agreement may be disclosed to Affiliates of the Parties and/or to investors, co-investors, creditors, potential buyers and managers of the Parties, to the strict extent of their need and provided that they are also previously required to guarantee the confidentiality of the information disclosed.

15.1.3       Contractor is hereby authorized to make a copy of this instrument available to financial institutions that participate in the fiduciary assignment process of credit rights, as set out in Clause 9.2.2, provided that the aforementioned financial institutions undertake to guarantee the confidentiality of this Agreement under the terms hereof.

CLAUSE 16 - INDEPENDENT PARTIES

Clause 16.1. Independence. This Agreement will not create, under any circumstances, a partnership or commercial agency relationship between the Parties, or any relationship other than the lease agreed herein, and each Party is solely liable for its acts and obligations.

Clause 16.2. Relationship. Nothing in this Agreement may be interpreted so as to create (i) any corporate relationship between Contractor and Principal, and/or (ii) any employment relationship between the Parties or between a Party and the employees and contractors of the other Party.

CLAUSE 17 - TERM

Clause 17.1. Term of the Agreement. This Agreement shall become effective as of its date of execution and shall remain in force for a period of fifteen (15) years.

17.1.1       The term of this Agreement shall be renewed automatically and successively for equal periods of twenty-four (24) months, except when otherwise notified by any of the Parties, in writing, at least sixty (60) days prior to the expiration of such term or of its successive renewals.

CLAUSE 18 - NOTIFICATIONS

Clause 18.1. Notification Rules. Any notices, notifications, reports and other communications related to this Agreement shall, unless specifically and expressly provided for in this Agreement, be made in writing and delivered in person or sent by mail, return receipt requested, being considered received on the date of delivery to such recipients, according to the addresses provided for in Clause 12.9.

Clause 18.2. Deadline. Communications between the Parties shall always be in writing and when verbal, for practical or urgent reasons, they must be confirmed in writing within five (5) days.

Clause 18.3. Change of Address. Each Party, through its legal representative, may designate, by letter sent to the other Party, new contacts and new addresses to replace those designated in Clause 12.9 above.

Clause 18.4. Effect. The notifications or communications referred to in this Clause, unless expressly provided otherwise in this Agreement, shall be deemed received, thus taking their effects on the date on which they are effectively and provenly received by their recipients, regardless of the date of dispatch by the sending Party or actual knowledge thereof by the receiving Party.

CLAUSE 19 - ANTI-CORRUPTION REPRESENTATIONS AND WARRANTIES

Clause 19.1. Representations and Warranties. The Parties represent to be aware and to understand the terms of the Brazilian anti-corruption laws or of any other laws applicable to the purpose hereof, particularly the Foreign Corrupt Practices Act - Act 15, U.S.C. §§ 78dd-i, et seq. (“FCPA”) of the United States of America (“Anti-Corruption Rules”), and undertake to abstain from any activity that may constitute a violation of the provisions of such Anti-Corruption Rules.

19.1.1       Prohibited Payments. The Parties, on their behalf and on behalf of their Affiliates, managers, officers, employees and agents, and any other Persons who may act on their behalf, undertake to conduct their commercial practices during the term of this Agreement in an ethical manner and in accordance with the applicable legal precepts. Upon performance of this Agreement, neither Party or their Affiliates nor any of their officers, employees, agents and any other Persons acting on their behalf shall give, offer, pay, promise to pay or authorize the payment, whether directly or indirectly, of any money or any valuable thing to any Governmental Authority, consultant, representative, partner or any other third party with the purposes of influencing any act or decision of any Governmental Authority, or to assure any undue advantage, or to direct the businesses to any Person and/or which violates the Anti-Corruption Rules (“Prohibited Payment”).

a.	a Prohibited Payment does not include the payment of reasonable expenses incurred in good-faith, such as, for example, travel and hotel expenses, which are directly related to the promotion, explanation, demonstration or to products and services, or to performance of an agreement with a government or its agencies, provided that the payment is permitted by the applicable laws.

b.	upon prior notice, each Party agrees that the other Party will have the right to carry out a due diligence procedure solely to ensure continued compliance with the representations and warranties provided by each Party in Clause 19.1.2 below. Each Party must fully cooperate in any due diligence carried out under this item.

19.1.2       Additional Representations. For the purposes of this Clause, each Party represents that:

a.	it has not violated or is in violation of the Anti-Corruption Rules;

b.	it has already implemented or undertakes to implement, during the term hereof, a compliance and training program reasonably efficient to prevent and detect violations of the Anti-Corruption Rules and the requirements set forth in this Clause; and

c.	it is aware that any activity in violation of the Anti-Corruption Rules is prohibited and is aware of the possible consequences of such violation.

d.	any breach of the Anti-Corruption Rules by any Party, in any of its aspects, will entail an obligation on the offending Party to pay the innocent Party for any direct losses and damages that the offending Party may cause.

CLAUSE 20 - LAW AND CONFLICT RESOLUTION

Clause 20.1. Specific Performance; Enforceable Instrument. Each Party acknowledges that the remedies provided by law for non-compliance or threat of non-compliance with this Agreement may be inappropriate and, in acknowledging this fact, the Parties will have the right, without the need to provide security and in addition to any other remedies that may be available, to seek relief in the form of specific performance of their mandatory injunctions and/or obligations to pay, temporary restrictive measures, temporary or permanent remedy that may be available under the terms of articles 294 to 311, 497 et. seq. of Brazilian Code of Civil Procedure. Specific performance will not, under any circumstances, be limited and/or impaired by any provision of this Agreement. Each Party further agrees that this Agreement, which is duly signed by two (2) witnesses, is an extrajudicial enforceable instrument for the purposes of Article 784, III, of the Brazilian Code of Civil Procedure.

Clause 20.2. Applicable Law. This Agreement shall be governed by and construed pursuant according to the laws of the Federative Republic of Brazil.

Clause 20.3. Arbitration. Any disputes arising from this Agreement or otherwise related to it, including as to its existence, validity, effectiveness, interpretation of its terms, conditions, execution or termination (“Dispute”) shall be resolved by arbitration as provided for in this Clause 20.3 (“Arbitration”).

20.3.1       The Parties agree that, before initiating Arbitration to resolve any Dispute, they shall attempt to negotiate an amicable settlement agreement for such Dispute, within a period not exceeding fifteen (15) Business Days after receipt by a Party of notification of the existence of such Dispute, as sent by the other Party. The Parties agree that their obligation to resolve any Disputes amicably is an ancillary obligation that does not preclude the immediate initiation of Arbitration at any time, at the sole and discretionary criteria of either Party.

20.3.2       At the end of this period or if, at the discretion of either Party, it is impossible to reach an amicable solution, the Interested Party may submit the Dispute to Arbitration before the International Chamber of Commerce (ICC) Arbitration Chamber (“Chamber”), in accordance with its arbitration regulation (“Regulation”) in force on the request date for the establishment of Arbitration, with the exception of the changes provided for herein.

20.3.3       The Arbitration will be conducted by three (3) arbitrators (“Arbitral Tribunal”), one nominated by the requesting party and the other nominated by the requested party, in accordance with the Regulations. If there is more than one requesting party and/or more than one requested party, then the requesting parties and/or requested parties must together indicate their respective arbitrator. In the absence of agreement between the requesting parties or requested parties to indicate their respective co-arbitrator, all arbitrators must be appointed by the Chamber. The two arbitrators thus appointed shall nominate, by mutual agreement, the third arbitrator, who will act as president of the Arbitral Tribunal, within the term provided for in the Regulations. If any of the three arbitrators is not appointed within this period, then the Chamber shall appoint them, as provided for in the Regulation. Any and all controversies regarding the appointment of arbitrators by the parties, as well as the choice of the third arbitrator, will be settled by the Chamber. The Parties, by mutual agreement, remove the application of the provisions in the Regulation that limit the choice of a sole arbitrator, co-arbitrator or president of the arbitral tribunal to the list of arbitrators of the Chamber.

20.3.4       The Arbitration will be based in the City of São Paulo, State of São Paulo, Brazil, where the arbitration award will be issued, and it will be conducted in the Portuguese language. The Arbitral Tribunal shall judge the merits of the Dispute in accordance with Brazilian law and shall not judge by equity.

20.3.5       Any order, decision, determination or award handed down by the Arbitral Tribunal will be final and binding on the parties and their successors, who expressly waive any appeal. The arbitral award may be enforced before any judicial authority with jurisdiction over the parties and/or their assets.

20.3.6       Each party will bear the costs and expenses that it causes in the course of the Arbitration and the Parties will share equally the costs and expenses whose cause cannot be attributed to one of them. The arbitral award will assign to the losing party, or to both parties to the extent that their claims are not upheld, the final liability for the cost of the proceeding, including the reimbursement of attorneys’ and other advisers’ fees of reasonable value. The arbitration award shall not impose the payment of attorneys’ fees due to loss of suit.

20.3.7       The parties choose the jurisdiction of the Judicial District of São Paulo, State of São Paulo, Brazil, to settle any issues arising out of this Agreement, and waive any other, however privileged, for the exclusive purposes of obtaining urgent relief to protect or safeguard their rights prior to the establishment of the Arbitral Tribunal, without this being considered a waiver of Arbitration. Any measure granted by the Judiciary Branch shall be promptly notified by the party that requested such measure to the Chamber. The Arbitral Tribunal, once constituted, may review, maintain or revoke the measures granted by the Judiciary Branch.

20.3.8       The parties agree that all aspects related to Arbitration, including its own existence, must be kept confidential. All its elements (including, but not limited to, the Parties’ allegations, evidence, reports and other statements of third parties and any other documents presented or exchanged in the course of the arbitration proceeding) will only be disclosed to the Arbitral Tribunal, to the parties, their lawyers, Chamber officials, and any person needed to develop the Arbitration, unless disclosure is required to comply with any obligations imposed by applicable law, or by any Governmental Authority.

20.3.9       Any and all disputes related to the confidentiality obligation will be settled in a final and binding manner by the Arbitral Tribunal, which may take any measure to safeguard the confidentiality of the arbitration procedure, or any other matter related to Arbitration.

20.3.10       In the event that two or more disputes arise in relation to this Agreement, or in any way related to it, its resolution may occur through a single arbitration proceeding, pursuant to the Regulation. Before the constitution of the Arbitral Tribunal, the Chamber will be responsible for consolidating the referred disputes in a single arbitral procedure, in accordance with the Regulation. After the constitution of the Arbitral Tribunal, in order to facilitate the resolution of related disputes, the Arbitral Tribunal may, at the request of one of the parties, consolidate the arbitration procedure with any other pending arbitration procedure that involves the resolution of disputes arising from this Agreement, or otherwise related to it. The Arbitral Tribunal shall consolidate the procedures, provided that (i) they involve the same parties; (ii) there are factual and/or legal issues that are common between them; and (iii) the consolidation in these circumstances does not result in losses arising from unjustified delays in resolving such disputes. The jurisdiction to determine the consolidation of procedures and conduct the consolidated procedure will be the first arbitral tribunal constituted. The consolidation decision will be final and binding on all parties involved in the disputes and arbitration procedures object of the consolidation order.

20.3.11        Guarantor is expressly bound by this arbitration clause for all legal purposes.

IN WITNESS WHEREOF, the Parties executed this Agreement in two (2) counterparts of equal content and form, in the presence of two (2) undersigned witnesses, for all legal purposes.

[Place], [date].

[SIGNATURES]

*-*-*

Section D of Exhibit 5.3.2

List of Agreements with Clients (Lease of Infrastructure - Cables and Antennas)

Agreement Number	Object	Parties	Execution Date	Term of Effectiveness
DNO/117/INFRA/2003-BRASIL TELECOM	This mutual infrastructure assignment agreement, hereinafter referred to as Agreement, sets forth the mutual sharing of infrastructure items between the PARTIES, for technical-operating use, within the scope of their respective common concession areas for the provision of telecommunications services granted by ANATEL.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., ATL – ALGAR TELECOM LESTE S.A., AMERICEL S.A., TELET S.A., TESS S.A., ALECAN TELECOMUNICAÇÕES LTDA., ALBRA TELECOMUNICAÇÕES LTDA., STEMAR TELECOMUNICAÇÕES LTDA., and BSE S/A.	October 31, 2003	60 months as of its execution date.
DNO/117/INFRA/2003-BRASIL TELECOM	1st Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES, for the change of party and to set forth that rent increases for the property will be transferred to the assignee.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., ATL – ALGAR TELECOM LESTE S.A., AMERICEL S.A., TELET S.A., TESS S.A., ALECAN TELECOMUNICAÇÕES LTDA., ALBRA TELECOMUNICAÇÕES LTDA., STEMAR TELECOMUNICAÇÕES LTDA., and BSE S/A.	July 1, 2004	NA
DNO/117/INFRA/2003-BRASIL TELECOM	2nd Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES, to set forth that sites of the indoor type, radiant system and to set forth that assignee will reimburse assignor for the implementation costs of the indoor site.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., ATL – ALGAR TELECOM LESTE S.A., AMERICEL S.A., TELET S.A., TESS S.A., ALECAN TELECOMUNICAÇÕES LTDA., ALBRA TELECOMUNICAÇÕES LTDA., STEMAR TELECOMUNICAÇÕES LTDA., and BSE S/A.	September 16, 2004	NA

DNO/117/INFRA/2003-BRASIL TELECOM	3rd Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES, to set forth the sharing of transmission means (physical means) and their rates and conditions.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., AMERICEL S.A. and BCP S.A.	January 9, 2006	NA
Letter of Intent	This letter seeks to clarify the essential obligations and the preliminary bases, so that the Parties can start the mutual use of ERBs until the definitive Agreements in a sharing or loan for use regime are formalized. It was entered in an experimental manner and reflects the mere intent of the parties of executing a definitive agreement, which has not been executed until the Execution Date.	TNL PCS S.A., ATL – ALGAR TELECOM LESTE S/A, BSE S/A AND STEMAR TELECOMUNICAÇÕES LTDA	September 8, 2003	1 year or until a sharing agreement is signed by the Parties, whichever is first.
NA	The object of this agreement consists of setting forth the conditions to provide the infrastructure resources and the assignment for consideration of the use of the areas, by CONTRACTOR to PRINCIPAL	BCP and Amazonia Celular S.A.	January 31, 2008	Indefinite, it being 60 months per site, automatically and successively renewable for equal periods
CO/TELEMAR/UNA-IE/0001-2005	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to TELEMAR for the use of PRINCIPAL, without entailing on a transfer of property	TELMAR NORTE LESTE S.A, ATL – ALGAR TELECOM LESTE S/A, TESS S/A, AMERICEL S/A, TELET S/A, BSE S/A AND STEMAR TELECOMUNICAÇÕES LTDA	May 20, 2005	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods

DNO.129-INFRA/2004-BRASIL TELECOM	This mutual infrastructure assignment agreement, hereinafter referred to as Agreement, sets forth the mutual sharing of infrastructure items between the PARTIES, for technical-operating use, within the scope of their respective common concession areas for the provision of telecommunications services granted by ANATEL.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	September 30, 2004	60 months, automatically extended for 24-month periods
DNO.129-INFRA/2004-BRASIL TELECOM	1st Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	February 11, 2005	NA

DNO.129-INFRA/2004-BRASIL TELECOM	2nd Amendment to the infrastructure assignment agreement entered into by the PARTIES.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	February 3, 2006.	NA
DNO No. 129-INFRA/2004	3rd Amendment to the mutual infrastructure assignment agreement entered into by the PARTIES.	BRASIL TELECOM S.A., 14 BRASIL TELECOM CELULAR S.A., TELESP CELULAR S.A., TELERJ CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE S.A., TELEACRE S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIÁS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT S.A., TELERON CELULAR S.A. and NORTE BRASILTELECOM S.A.	August 1, 2006.	NA

No. CO/TELEMAR/UNA-IE-025-2006	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR for the use of PRINCIPAL, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A., TNL PCS S.A., TELERJ CELULAR S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE CELULAR S.A., TELESP CELULAR S.A., CELULAR CRT S.A., GLOBAL TELECOM S.A., TELEACRE CELULAR S.A., TELE CENTRO OESTE CELULAR PARTICIPAÇÕES S.A., TELEGOIAS CELULAR S.A., TELEMS CELULAR S.A., TELEMAT CELULAR S.A., TELERON CELULAR S.A. and NORTE BRASIL TELECOM S.A.	May 2, 2006	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods
No. CO/TELEMAR/UNA-IE-0004-2004	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR for the use of PRINCIPAL, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A., TELERJ CELULAR S.A., TELEBAHIA CELULAR S.A., TELEST CELULAR S.A., TELERGIPE CELULAR S.A	July 1, 2004	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods
Sharing Agreement	This agreement has the objective of setting forth the rules and conditions for the Sharing of Infrastructure Items	AMAZÔNIA CELULAR S.A. and VIVO S.A.	January 31, 2007	Indefinite, it being 60 months per site, automatically and successively renewable for 12-month periods

No. CT/OI/RO-181.2009	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	TIM CELULAR S.A., 14 BRASIL TELECOM CELULAR S.A., and TNL PCS S.A.	November 25, 2009	The start of effectiveness of this Agreement will be retroactive to August 1, 2009 and the same shall be in force for thirty (30) days after the vacancy of the last contracted site. The contractual term for each infrastructure sharing shall be automatically and successively renewed for equal periods, except in case of manifestation to the contrary by any of the parties, in writing, at least 60 days prior to the end of the term or its renewals.

No. CT/OI/RO-185.2009	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	TIM CELULAR S.A., BRASIL TELECOM S.A.	November 25, 2009	The start of effectiveness of this Agreement will be retroactive to August 1, 2009 and the same shall be in force for thirty (30) days after the vacancy of the last contracted site. The contractual term for each infrastructure sharing shall be automatically and successively renewed for equal periods, except in case of manifestation to the contrary by any of the parties, in writing, at least 60 days prior to the end of the term or its renewals.
No. CT/OI/RO-185.2009	1st amendment to the infrastructure sharing agreement	TIM CELULAR S.A., BRASIL TELECOM S.A.	November 25, 2009	NA

No. CT/OI/RO-183.2009	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR or contracted thereby from third parties for the use of APPLICANT, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A., TIM NORDESTE S.A. and TIM CELULAR S.A.	November 25, 2009	The start of effectiveness of this Agreement will be retroactive to August 1, 2009 and the same shall be in force for thirty (30) days after the vacancy of the last contracted site. The contractual term for each infrastructure sharing shall be automatically and successively renewed for equal periods, except in case of manifestation to the contrary by any of the parties, in writing, at least 60 days prior to the end of the term or its renewals.
No. DNO - 138/2004	This mutual infrastructure assignment agreement, hereinafter referred to as Agreement, sets forth the rights and obligations for the mutual assignment or sharing of infrastructure items]	BRASIL TELECOM S.A., 14 BRASIL TELECOM S.A., EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A., VÉSPER S.A. and VÉSPER SÃO PAULO S.A.	June 1, 2004	5 years, automatically extended for equal successive 12-month periods
No. CO/TELEMAR/UNA-IE/0010-2006	The object of this Agreement consists in setting forth conditions for the sharing of infrastructure items and the assignment of use of the areas and facilities belonging to ASSIGNOR for the use of PRINCIPAL, without entailing on a transfer of property.	TELEMAR NORTE LESTE S.A. AND PRIMESIS SOLUÇÕES EMPRESARIAIS S.A.	February 13, 2006	30 days after the vacancy of the last site

No. CO/TELEMAR/UNA-IE/016-2004	The object of this Rectification Instrument consists in clarifying the changes agreed by the Parties regarding the terms and conditions of the Infrastructure Sharing Agreement No. CO/Telemar/UMA-IE/016-2004 entered into on March 28, 2005.	TELEMAR NORTE LESTE S.A., TNL PCS S.A., EMBRATEL-EMPRESA BRASILEIRA DE TELECOMUNICAÇÕES S.A., VESPER S.A., and VESPER SÃO PAULO S.A.	March 28, 2005, with retroactive effects to July 1, 2004.	30 days after the vacancy of the last site, it being 60 months per site, automatically and successively renewable for equal periods

Section E of Exhibit 5.3.2

Details of the revenue from UPI Towers

A)	Revenues arising from the lease of spaces of the Towers and Roof Tops:

SPE Towers Client	Invoiced infrastructure items	Invoiced monthly revenue (Dec/2019)	Invoiced annual revenue (2019, proforma)
		BRL	BRL
Carrier A	10	89,135	1,069,622
Carrier B	42	215,159	2,581,907
Carrier C	53	432,220	5,186,639
Carrier D	59	288,602	3,463,228
Carrier E	4	18,483	221,792
Carrier F	1	2,562	30,745
SPE Movable	637	2,802,800	33,633,600
Total		3,848,961	46,187,533

B)	Revenue arising from the lease of infrastructure for cables and antennas to propagate mobile telephony signals:

SPE Indoor Client	Invoiced Sites	Invoiced monthly revenue (Dec/2019)	Invoiced annual revenue (2019, proforma)
		BRL	BRL
Carrier A	2	7,779	93,349
Carrier B	6	17,743	212,920
Carrier C	4	29,437	353,249
Carrier D	19	64,115	769,383
SPE Movable	222	3,738,070	44,856,840
Total		3,857,145	42,285,741